Separate Account D
American General Life Insurance Company

Financial Statements

December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and the Contract Owners of AGL Separate Account D

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of AGL Separate Account D indicated in the table below as of December 31, 2025 and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of AGL Separate Account D as of December 31, 2025, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

BNY Mellon IP MidCap Stock Portfolio Initial Shares (1)	MFS VIT Growth Series Initial Class (1)
BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares (1)	MFS VIT II Core Equity Portfolio Initial Class (1)
BNY Mellon VIF Small Cap Portfolio Initial Shares (1)	MFS VIT Investors Trust Series Initial Class (1)
Fidelity VIP Asset Manager 50% Portfolio Initial Class (1)	MFS VIT New Discovery Series Initial Class (1)
Fidelity VIP Asset Manager 50% Portfolio Service Class 2 (1)	MFS VIT Research Series Initial Class (1)
Fidelity VIP Contrafund Portfolio Initial Class (1)	MFS VIT Total Return Series Initial Class (1)
Fidelity VIP Contrafund Portfolio Service Class 2 (1)	MFS VIT Utilities Series Initial Class (1)
Fidelity VIP Equity-Income Portfolio Initial Class (1)	Morgan Stanley VIF Emerging Markets Equity Portfolio Class I (1)
Fidelity VIP Equity-Income Portfolio Service Class 2 (1)	Morgan Stanley VIF Global Strategist Portfolio Class I (1)
Fidelity VIP Government Money Market Portfolio Initial Class (1)	Morgan Stanley VIF Growth Portfolio Class I (1)
Fidelity VIP Growth Portfolio Initial Class (1)	Morgan Stanley VIF U.S. Real Estate Portfolio Class I (2)
Fidelity VIP Growth Portfolio Service Class 2 (1)	Neuberger Berman AMT Mid Cap Growth Portfolio Class I (1)
Fidelity VIP High Income Portfolio Initial Class (1)	PIMCO Real Return Portfolio Administrative Class (1)
Fidelity VIP Index 500 Portfolio Initial Class (1)	PIMCO Short-Term Portfolio Administrative Class (1)
Fidelity VIP Investment Grade Bond Portfolio Initial Class (1)	PIMCO Total Return Portfolio Administrative Class (1)
Fidelity VIP Overseas Portfolio Initial Class (1)	PVC Core Plus Bond Account Class 1 (1)
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2 (1)	PVC Diversified International Account Class 1 (1)
FTVIP Templeton Developing Markets VIP Fund Class 2 (1)	PVC Equity Income Account Class 1 (1)
FTVIP Templeton Foreign VIP Fund Class 2 (1)	PVC Government & High Quality Bond Account Class 1 (1)
Goldman Sachs VIT Strategic Growth Fund Institutional Shares (1)	PVC Large Cap Growth Account I Class 1 (1)
Invesco Comstock Fund Class A (1)	PVC Principal Capital Appreciation Account Class 1 (1)
Invesco Government Money Market Fund Class AX (1)	PVC SAM Balanced Portfolio Class 1 (1)
Invesco High Yield Fund Class A (1)	PVC SAM Conservative Balanced Portfolio Class 1 (1)
Invesco V.I. American Franchise Fund Series I (1)	PVC SAM Conservative Growth Portfolio Class 1 (1)
Invesco V.I. American Value Fund Series I (1)	PVC SAM Flexible Income Portfolio Class 1 (1)
Invesco V.I. Comstock Fund Series I (1)	PVC SAM Strategic Growth Portfolio Class 1 (1)
Invesco V.I. Core Equity Fund Series I (1)	PVC Short-Term Income Account Class 1 (1)
Invesco V.I. Core Plus Bond Fund Series I (1)	PVC SmallCap Account Class 1 (1)
Invesco V.I. Discovery Large Cap Fund Series I (1)	Putnam VT Focused International Equity Fund Class IB (1)
Invesco V.I. EQV International Equity Fund Series 1 (1)	Putnam VT International Value Fund Class IB (1)

Invesco V.I. Global Core Equity Fund Series I (1)	Putnam VT Large Cap Value Fund Class IB (1)
Invesco V.I. Global Strategic Income Fund Series I (1)	VALIC Company I Core Bond Fund (1)
Invesco V.I. Government Securities Fund Series I (1)	VALIC Company I Government Securities Fund (1)
Invesco V.I. Growth and Income Fund Series I (1)	VALIC Company I High Yield Bond Fund (1)
Invesco V.I. High Yield Fund Series I (1)	VALIC Company I International Equities Index Fund (1)
Invesco V.I. Main Street Fund Series I (1)	VALIC Company I Mid Cap Index Fund (1)
Invesco V.I. Main Street Small Cap Fund Series I (1)	VALIC Company I Mid Cap Value Fund (1)
Janus Henderson Enterprise Portfolio Service Shares (1)	VALIC Company I Nasdaq-100 Index Fund (1)
Janus Henderson Global Research Portfolio Service Shares (1)	VALIC Company I Science & Technology Fund (1)
Janus Henderson Overseas Portfolio Service Shares (1)	VALIC Company I Small Cap Index Fund (1)
Janus Henderson Research Portfolio Service Shares (1)	VALIC Company I Stock Index Fund (1)
LVIP American Century Value Fund Standard Class II (1)	VALIC Company I Systematic Core Fund (1)
LVIP JPMorgan Core Bond Fund Standard Class (1)	VALIC Company I Systematic Growth Fund (1)
LVIP JPMorgan Mid Cap Value Fund Standard Class (1)	Victory Pioneer Fund VCT Portfolio Class I (1)
LVIP JPMorgan Small Cap Core Fund Standard Class (1)	Victory Pioneer Select Mid Cap Growth VCT Portfolio Class I (1)
LVIP JPMorgan U.S. Equity Fund Standard Class (1)
(1) Statement of Operations and Changes in Net Assets for the years ended December 31, 2025.
(2) Statements of Operations and Changes in Net Assets for the period January 1, 2024 to December 6, 2024 (cessation of operations).
Basis for Opinions

These financial statements are the responsibility of American General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of AGL Separate Account D based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of AGL Separate Account D in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York
April 20, 2026
We have served as the auditor of one or more of the sub-accounts of Corebridge Separate Account Group since at least 1994. We have not been able to determine the specific year we began serving as auditor.

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
BNY Mellon IP MidCap Stock Portfolio Initial Shares	$32,420	$—	$32,420	$—	$32,420	$32,420
BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	282,285	—	282,285	—	282,285	282,285
BNY Mellon VIF Small Cap Portfolio Initial Shares	129,655	—	129,655	—	129,655	129,655
Fidelity VIP Asset Manager 50% Portfolio Initial Class	364,356	—	364,356	—	364,356	364,356
Fidelity VIP Asset Manager 50% Portfolio Service Class 2	86,359	—	86,359	—	86,359	86,359
Fidelity VIP Contrafund Portfolio Initial Class	1,657,620	—	1,657,620	—	1,657,620	1,657,620
Fidelity VIP Contrafund Portfolio Service Class 2	618,555	—	618,555	—	618,555	618,555
Fidelity VIP Equity-Income Portfolio Initial Class	790,781	—	790,781	—	790,781	790,781
Fidelity VIP Equity-Income Portfolio Service Class 2	192,322	—	192,322	—	192,322	192,322
Fidelity VIP Government Money Market Portfolio Initial Class	3,911,797	—	3,911,797	—	3,911,797	3,911,797
Fidelity VIP Growth Portfolio Initial Class	1,656,313	—	1,656,313	—	1,656,313	1,656,313
Fidelity VIP Growth Portfolio Service Class 2	305,113	—	305,113	—	305,113	305,113
Fidelity VIP High Income Portfolio Initial Class	27,918	—	27,918	—	27,918	27,918
Fidelity VIP Index 500 Portfolio Initial Class	2,498,657	—	2,498,657	—	2,498,657	2,498,657
Fidelity VIP Investment Grade Bond Portfolio Initial Class	56,218	—	56,218	—	56,218	56,218
Fidelity VIP Overseas Portfolio Initial Class	77,552	—	77,552	—	77,552	77,552
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	442,851	—	442,851	—	442,851	442,851
FTVIP Templeton Developing Markets VIP Fund Class 2	274,141	—	274,141	—	274,141	274,141
FTVIP Templeton Foreign VIP Fund Class 2	139,831	—	139,831	—	139,831	139,831
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	11,568	—	11,568	—	11,568	11,568
Invesco Comstock Fund Class A	2,604,594	(1,956)	2,602,638	—	2,602,638	2,602,638
Invesco Government Money Market Fund Class AX	34,709	(1,106)	33,603	—	33,603	33,603
Invesco High Yield Fund Class A	198,527	—	198,527	—	198,527	198,527
Invesco V.I. American Franchise Fund Series I	10,876,121	1,226	10,877,347	1,134,091	9,743,256	10,877,347
Invesco V.I. American Value Fund Series I	2,484,778	—	2,484,778	—	2,484,778	2,484,778
Invesco V.I. Comstock Fund Series I	1,279,087	—	1,279,087	—	1,279,087	1,279,087
Invesco V.I. Core Equity Fund Series I	2,699,951	—	2,699,951	—	2,699,951	2,699,951
Invesco V.I. Core Plus Bond Fund Series I	84,440	—	84,440	—	84,440	84,440
Invesco V.I. Discovery Large Cap Fund Series I	2,815,292	—	2,815,292	—	2,815,292	2,815,292
Invesco V.I. EQV International Equity Fund Series 1	689,578	—	689,578	—	689,578	689,578
Invesco V.I. Global Core Equity Fund Series I	640,028	—	640,028	—	640,028	640,028
Invesco V.I. Global Strategic Income Fund Series I	127,352	—	127,352	—	127,352	127,352
Invesco V.I. Government Securities Fund Series I	716,908	—	716,908	—	716,908	716,908
Invesco V.I. Growth and Income Fund Series I	6,476,025	—	6,476,025	—	6,476,025	6,476,025
Invesco V.I. High Yield Fund Series I	124,571	—	124,571	—	124,571	124,571
Invesco V.I. Main Street Fund Series I	3,118,605	—	3,118,605	—	3,118,605	3,118,605
Invesco V.I. Main Street Small Cap Fund Series I	962,255	—	962,255	—	962,255	962,255
Janus Henderson Enterprise Portfolio Service Shares	99,313	—	99,313	—	99,313	99,313
Janus Henderson Global Research Portfolio Service Shares	9,879	—	9,879	—	9,879	9,879
Janus Henderson Overseas Portfolio Service Shares	245,812	—	245,812	—	245,812	245,812
Janus Henderson Research Portfolio Service Shares	244,887	—	244,887	—	244,887	244,887
LVIP American Century Value Fund Standard Class II	188,854	—	188,854	—	188,854	188,854
LVIP JPMorgan Core Bond Fund Standard Class	1,586,462	—	1,586,462	—	1,586,462	1,586,462
LVIP JPMorgan Mid Cap Value Fund Standard Class	1,457,215	—	1,457,215	—	1,457,215	1,457,215
LVIP JPMorgan Small Cap Core Fund Standard Class	23,565	—	23,565	—	23,565	23,565
LVIP JPMorgan U.S. Equity Fund Standard Class	2,638,589	—	2,638,589	—	2,638,589	2,638,589
MFS VIT Growth Series Initial Class	1,379,395	—	1,379,395	—	1,379,395	1,379,395
MFS VIT Investors Trust Series Initial Class	585,237	—	585,237	—	585,237	585,237
MFS VIT New Discovery Series Initial Class	53,170	—	53,170	—	53,170	53,170
MFS VIT Research Series Initial Class	657,403	—	657,403	—	657,403	657,403
MFS VIT Total Return Series Initial Class	473,016	—	473,016	—	473,016	473,016
MFS VIT Utilities Series Initial Class	688,957	—	688,957	—	688,957	688,957
MFS VIT II Core Equity Portfolio Initial Class	1,804,161	—	1,804,161	—	1,804,161	1,804,161
The accompanying Notes to Financial Statements are an integral part of this statement.

3

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	$563,409	$—	$563,409	$—	$563,409	$563,409
Morgan Stanley VIF Global Strategist Portfolio Class I	284,130	—	284,130	—	284,130	284,130
Morgan Stanley VIF Growth Portfolio Class I	2,194,607	—	2,194,607	—	2,194,607	2,194,607
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	22,512	—	22,512	—	22,512	22,512
PIMCO Real Return Portfolio Administrative Class	82,106	—	82,106	—	82,106	82,106
PIMCO Short-Term Portfolio Administrative Class	14,712	—	14,712	—	14,712	14,712
PIMCO Total Return Portfolio Administrative Class	87,174	—	87,174	—	87,174	87,174
PVC Core Plus Bond Account Class 1	681,909	—	681,909	—	681,909	681,909
PVC Diversified International Account Class 1	1,259,956	—	1,259,956	—	1,259,956	1,259,956
PVC Equity Income Account Class 1	1,498,841	—	1,498,841	—	1,498,841	1,498,841
PVC Government & High Quality Bond Account Class 1	400,223	—	400,223	—	400,223	400,223
PVC Large Cap Growth Account I Class 1	10,637,318	—	10,637,318	—	10,637,318	10,637,318
PVC Principal Capital Appreciation Account Class 1	11,268,550	—	11,268,550	—	11,268,550	11,268,550
PVC SAM Balanced Portfolio Class 1	6,894,900	—	6,894,900	—	6,894,900	6,894,900
PVC SAM Conservative Balanced Portfolio Class 1	118,747	—	118,747	—	118,747	118,747
PVC SAM Conservative Growth Portfolio Class 1	13,692,999	—	13,692,999	—	13,692,999	13,692,999
PVC SAM Flexible Income Portfolio Class 1	723,402	—	723,402	—	723,402	723,402
PVC SAM Strategic Growth Portfolio Class 1	4,206,010	—	4,206,010	—	4,206,010	4,206,010
PVC Short-Term Income Account Class 1	248,758	—	248,758	—	248,758	248,758
PVC SmallCap Account Class 1	2,610,675	—	2,610,675	—	2,610,675	2,610,675
Putnam VT Focused International Equity Fund Class IB	81,542	—	81,542	—	81,542	81,542
Putnam VT International Value Fund Class IB	30,546	—	30,546	—	30,546	30,546
Putnam VT Large Cap Value Fund Class IB	404,449	—	404,449	—	404,449	404,449
VALIC Company I Core Bond Fund	142,264	—	142,264	—	142,264	142,264
VALIC Company I Government Securities Fund	339,485	—	339,485	—	339,485	339,485
VALIC Company I High Yield Bond Fund	54,615	—	54,615	—	54,615	54,615
VALIC Company I International Equities Index Fund	501,593	—	501,593	—	501,593	501,593
VALIC Company I Mid Cap Index Fund	549,671	—	549,671	—	549,671	549,671
VALIC Company I Mid Cap Value Fund	1,329,440	—	1,329,440	—	1,329,440	1,329,440
VALIC Company I Nasdaq-100 Index Fund	324,435	—	324,435	—	324,435	324,435
VALIC Company I Science & Technology Fund	393,537	—	393,537	—	393,537	393,537
VALIC Company I Small Cap Index Fund	75,164	—	75,164	—	75,164	75,164
VALIC Company I Stock Index Fund	16,792,526	(4,062)	16,788,464	640,843	16,147,621	16,788,464
VALIC Company I Systematic Core Fund	3,096,494	—	3,096,494	—	3,096,494	3,096,494
VALIC Company I Systematic Growth Fund	102,538	—	102,538	—	102,538	102,538
Victory Pioneer Fund VCT Portfolio Class I	187,606	—	187,606	—	187,606	187,606
Victory Pioneer Select Mid Cap Growth VCT Portfolio Class I	311,548	—	311,548	—	311,548	311,548
The accompanying Notes to Financial Statements are an integral part of this statement.

4

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2025

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
BNY Mellon IP MidCap Stock Portfolio Initial Shares	1,594	$20.34	$32,420	$28,992	1
BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	4,825	58.50	282,285	181,920	1
BNY Mellon VIF Small Cap Portfolio Initial Shares	2,701	48.00	129,655	121,152	1
Fidelity VIP Asset Manager 50% Portfolio Initial Class	20,679	17.62	364,356	317,380	1
Fidelity VIP Asset Manager 50% Portfolio Service Class 2	5,089	16.97	86,359	76,110	1
Fidelity VIP Contrafund Portfolio Initial Class	27,678	59.89	1,657,620	1,229,826	1
Fidelity VIP Contrafund Portfolio Service Class 2	10,879	56.86	618,555	471,639	1
Fidelity VIP Equity-Income Portfolio Initial Class	26,870	29.43	790,781	634,159	1
Fidelity VIP Equity-Income Portfolio Service Class 2	6,837	28.13	192,322	158,548	1
Fidelity VIP Government Money Market Portfolio Initial Class	3,911,797	1.00	3,911,797	3,911,797	1
Fidelity VIP Growth Portfolio Initial Class	16,950	97.72	1,656,313	1,609,927	1
Fidelity VIP Growth Portfolio Service Class 2	3,285	92.88	305,113	301,786	1
Fidelity VIP High Income Portfolio Initial Class	5,721	4.88	27,918	28,620	1
Fidelity VIP Index 500 Portfolio Initial Class	3,785	660.13	2,498,657	931,294	1
Fidelity VIP Investment Grade Bond Portfolio Initial Class	4,949	11.36	56,218	62,272	1
Fidelity VIP Overseas Portfolio Initial Class	2,818	27.52	77,552	63,698	1
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	30,947	14.31	442,851	412,804	1
FTVIP Templeton Developing Markets VIP Fund Class 2	22,694	12.08	274,141	190,779	1
FTVIP Templeton Foreign VIP Fund Class 2	8,621	16.22	139,831	116,639	1
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	747	15.49	11,568	8,551	1
Invesco Comstock Fund Class A	84,647	30.77	2,604,594	2,024,774	1
Invesco Government Money Market Fund Class AX	34,709	1.00	34,709	34,709	1
Invesco High Yield Fund Class A	55,610	3.57	198,527	216,106	1
Invesco V.I. American Franchise Fund Series I	134,273	81.00	10,876,121	8,258,959	1
Invesco V.I. American Value Fund Series I	136,902	18.15	2,484,778	2,266,903	1
Invesco V.I. Comstock Fund Series I	59,715	21.42	1,279,087	1,234,613	1
Invesco V.I. Core Equity Fund Series I	74,936	36.03	2,699,951	2,281,105	1
Invesco V.I. Core Plus Bond Fund Series I	14,434	5.85	84,440	90,553	1
Invesco V.I. Discovery Large Cap Fund Series I	44,511	63.25	2,815,292	2,148,502	1
Invesco V.I. EQV International Equity Fund Series 1	19,097	36.11	689,578	658,312	1
Invesco V.I. Global Core Equity Fund Series I	54,286	11.79	640,028	526,123	1
Invesco V.I. Global Strategic Income Fund Series I	27,867	4.57	127,352	130,489	1
Invesco V.I. Government Securities Fund Series I	67,315	10.65	716,908	703,718	1
Invesco V.I. Growth and Income Fund Series I	303,611	21.33	6,476,025	5,943,322	1
Invesco V.I. High Yield Fund Series I	26,281	4.74	124,571	130,203	1
Invesco V.I. Main Street Fund Series I	140,795	22.15	3,118,605	2,558,551	1
Invesco V.I. Main Street Small Cap Fund Series I	33,716	28.54	962,255	828,013	1
Janus Henderson Enterprise Portfolio Service Shares	1,354	73.35	99,313	90,434	1
Janus Henderson Global Research Portfolio Service Shares	129	76.42	9,879	7,128	1
Janus Henderson Overseas Portfolio Service Shares	4,636	53.02	245,812	140,995	1
Janus Henderson Research Portfolio Service Shares	3,999	61.24	244,887	153,809	1
LVIP American Century Value Fund Standard Class II	14,618	12.92	188,854	162,802	1
LVIP JPMorgan Core Bond Fund Standard Class	159,347	9.96	1,586,462	1,719,472	1
LVIP JPMorgan Mid Cap Value Fund Standard Class	161,697	9.01	1,457,215	1,669,240	1
LVIP JPMorgan Small Cap Core Fund Standard Class	1,074	21.95	23,565	21,385	1
LVIP JPMorgan U.S. Equity Fund Standard Class	53,447	49.37	2,638,589	1,774,199	1
MFS VIT Growth Series Initial Class	20,330	67.85	1,379,395	1,305,355	1
MFS VIT Investors Trust Series Initial Class	22,371	26.16	585,237	626,280	1
MFS VIT New Discovery Series Initial Class	3,408	15.60	53,170	63,422	1
MFS VIT Research Series Initial Class	21,561	30.49	657,403	639,593	1
MFS VIT Total Return Series Initial Class	20,275	23.33	473,016	475,262	1
MFS VIT Utilities Series Initial Class	18,260	37.73	688,957	611,550	1
* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.
The accompanying Notes to Financial Statements are an integral part of this statement.

5

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2025

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
MFS VIT II Core Equity Portfolio Initial Class	56,681	$31.83	$1,804,161	$1,487,724	1
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	32,067	17.57	563,409	464,516	1
Morgan Stanley VIF Global Strategist Portfolio Class I	27,215	10.44	284,130	257,151	1
Morgan Stanley VIF Growth Portfolio Class I	82,628	26.56	2,194,607	877,522	1
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	777	28.99	22,512	18,593	1
PIMCO Real Return Portfolio Administrative Class	6,837	12.01	82,106	85,293	1
PIMCO Short-Term Portfolio Administrative Class	1,424	10.33	14,712	14,616	1
PIMCO Total Return Portfolio Administrative Class	9,225	9.45	87,174	96,820	1
PVC Core Plus Bond Account Class 1	70,227	9.71	681,909	776,673	1
PVC Diversified International Account Class 1	65,350	19.28	1,259,956	967,603	1
PVC Equity Income Account Class 1	47,193	31.76	1,498,841	1,276,892	1
PVC Government & High Quality Bond Account Class 1	46,755	8.56	400,223	451,687	1
PVC Large Cap Growth Account I Class 1	232,866	45.68	10,637,318	9,243,612	1
PVC Principal Capital Appreciation Account Class 1	252,262	44.67	11,268,550	7,815,924	1
PVC SAM Balanced Portfolio Class 1	439,166	15.70	6,894,900	6,194,442	1
PVC SAM Conservative Balanced Portfolio Class 1	9,538	12.45	118,747	110,741	1
PVC SAM Conservative Growth Portfolio Class 1	580,212	23.60	13,692,999	10,881,998	1
PVC SAM Flexible Income Portfolio Class 1	61,253	11.81	723,402	721,077	1
PVC SAM Strategic Growth Portfolio Class 1	148,308	28.36	4,206,010	3,203,116	1
PVC Short-Term Income Account Class 1	97,171	2.56	248,758	248,063	1
PVC SmallCap Account Class 1	152,404	17.13	2,610,675	2,268,887	1
Putnam VT Focused International Equity Fund Class IB	4,274	19.08	81,542	61,272	1
Putnam VT International Value Fund Class IB	1,926	15.86	30,546	19,078	1
Putnam VT Large Cap Value Fund Class IB	11,332	35.69	404,449	285,428	1
VALIC Company I Core Bond Fund	14,002	10.16	142,264	154,348	1
VALIC Company I Government Securities Fund	35,289	9.62	339,485	368,234	1
VALIC Company I High Yield Bond Fund	7,370	7.41	54,615	53,901	1
VALIC Company I International Equities Index Fund	49,761	10.08	501,593	332,533	1
VALIC Company I Mid Cap Index Fund	21,223	25.90	549,671	511,796	1
VALIC Company I Mid Cap Value Fund	75,237	17.67	1,329,440	1,318,339	1
VALIC Company I Nasdaq-100 Index Fund	11,875	27.32	324,435	227,729	1
VALIC Company I Science & Technology Fund	9,819	40.08	393,537	299,570	1
VALIC Company I Small Cap Index Fund	4,276	17.58	75,164	65,086	1
VALIC Company I Stock Index Fund	246,913	68.01	16,792,526	10,679,104	1
VALIC Company I Systematic Core Fund	83,239	37.20	3,096,494	1,799,268	1
VALIC Company I Systematic Growth Fund	4,758	21.55	102,538	77,325	1
Victory Pioneer Fund VCT Portfolio Class I	9,547	19.65	187,606	140,010	1
Victory Pioneer Select Mid Cap Growth VCT Portfolio Class I	10,622	29.33	311,548	267,153	1
* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.
The accompanying Notes to Financial Statements are an integral part of this statement.

6

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	BNY Mellon IP MidCap Stock Portfolio Initial Shares	BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	BNY Mellon VIF Small Cap Portfolio Initial Shares	Fidelity VIP Asset Manager 50% Portfolio Initial Class	Fidelity VIP Asset Manager 50% Portfolio Service Class 2
For the Year Ended December 31, 2025
From operations:
Dividends	$353	$698	$931	$8,778	$1,994
Mortality and expense risk and administrative charges	(600)	(3,607)	(1,725)	(4,893)	(1,152)
Net investment income (loss)	(247)	(2,909)	(794)	3,885	842
Net realized gain (loss)	607	6,014	(2,337)	618	1,113
Capital gain distribution from mutual funds	4,585	22,315	—	15,152	3,959
Change in unrealized appreciation (depreciation) of investments	(1,255)	8,073	10,998	23,091	4,690
Increase (decrease) in net assets from operations	3,690	33,493	7,867	42,746	10,604

From contract transactions:
Payments for contract benefits or terminations	(22,583)	(26,800)	(23,834)	(2,974)	(5,778)
Transfers between sub-accounts (including fixed account), net	64	1	1,044	1,834	(4)
Increase (decrease) in net assets from contract transactions	(22,519)	(26,799)	(22,790)	(1,140)	(5,782)

Increase (decrease) in net assets	(18,829)	6,694	(14,923)	41,606	4,822
Net assets at beginning of period	51,249	275,591	144,578	322,750	81,537
Net assets at end of period	$32,420	$282,285	$129,655	$364,356	$86,359

Beginning units	1,234	7,910	4,899	26,864	3,585
Units issued	—	—	34	191	—
Units redeemed	(515)	(829)	(921)	(269)	(228)
Ending units	719	7,081	4,012	26,786	3,357

For the Year Ended December 31, 2024
From operations:
Dividends	$656	$1,588	$970	$7,888	$1,891
Mortality and expense risk and administrative charges	(816)	(3,996)	(1,940)	(5,527)	(1,085)
Net investment income (loss)	(160)	(2,408)	(970)	2,361	806
Net realized gain (loss)	737	14,541	1,308	11,214	118
Capital gain distribution from mutual funds	1,122	1,891	—	2,265	522
Change in unrealized appreciation (depreciation) of investments	5,624	47,752	4,107	11,571	3,727
Increase (decrease) in net assets from operations	7,323	61,776	4,445	27,411	5,173

From contract transactions:
Payments for contract benefits or terminations	(32,438)	(52,913)	(2,232)	(79,803)	(75)
Transfers between sub-accounts (including fixed account), net	(1)	(8)	1,532	9,478	1
Increase (decrease) in net assets from contract transactions	(32,439)	(52,921)	(700)	(70,325)	(74)

Increase (decrease) in net assets	(25,116)	8,855	3,745	(42,914)	5,099
Net assets at beginning of period	76,365	266,736	140,833	365,664	76,438
Net assets at end of period	$51,249	$275,591	$144,578	$322,750	$81,537

Beginning units	2,043	9,432	4,925	34,437	3,588
Units issued	—	—	51	568	—
Units redeemed	(809)	(1,522)	(77)	(8,141)	(3)
Ending units	1,234	7,910	4,899	26,864	3,585

The accompanying Notes to Financial Statements are an integral part of this statement.

7

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity-Income Portfolio Initial Class	Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Initial Class
For the Year Ended December 31, 2025
From operations:
Dividends	$2,194	$—	$13,453	$2,997	$164,748
Mortality and expense risk and administrative charges	(21,814)	(7,713)	(10,506)	(2,466)	(51,555)
Net investment income (loss)	(19,620)	(7,713)	2,947	531	113,193
Net realized gain (loss)	76,080	99,662	26,610	24,093	—
Capital gain distribution from mutual funds	250,917	95,891	41,786	10,517	—
Change in unrealized appreciation (depreciation) of investments	(23,190)	(76,003)	48,142	(3,492)	—
Increase (decrease) in net assets from operations	284,187	111,837	119,485	31,649	113,193

From contract transactions:
Payments received from contract owners	50	—	50	—	779
Payments for contract benefits or terminations	(85,603)	(199,915)	(60,824)	(94,051)	(460,020)
Transfers between sub-accounts (including fixed account), net	(42,486)	(1)	(1,712)	(1)	86,985
Increase (decrease) in net assets from contract transactions	(128,039)	(199,916)	(62,486)	(94,052)	(372,256)

Increase (decrease) in net assets	156,148	(88,079)	56,999	(62,403)	(259,063)
Net assets at beginning of period	1,501,472	706,634	733,782	254,725	4,170,860
Net assets at end of period	$1,657,620	$618,555	$790,781	$192,322	$3,911,797

Beginning units	24,612	10,930	26,835	7,288	388,774
Units issued	34	—	89	—	13,631
Units redeemed	(1,964)	(2,929)	(2,284)	(2,591)	(46,959)
Ending units	22,682	8,001	24,640	4,697	355,446

For the Year Ended December 31, 2024
From operations:
Dividends	$2,677	$210	$12,808	$4,049	$197,042
Mortality and expense risk and administrative charges	(20,419)	(8,870)	(10,256)	(3,418)	(50,273)
Net investment income (loss)	(17,742)	(8,660)	2,552	631	146,769
Net realized gain (loss)	115,924	9,110	18,203	4,364	—
Capital gain distribution from mutual funds	169,389	82,006	41,854	15,222	—
Change in unrealized appreciation (depreciation) of investments	127,855	89,706	29,602	11,248	—
Increase (decrease) in net assets from operations	395,426	172,162	92,211	31,465	146,769

From contract transactions:
Payments received from contract owners	200	—	50	—	771
Payments for contract benefits or terminations	(212,322)	(13,862)	(81,030)	(16,107)	(321,943)
Transfers between sub-accounts (including fixed account), net	(16,961)	—	3,709	—	284,945
Increase (decrease) in net assets from contract transactions	(229,083)	(13,862)	(77,271)	(16,107)	(36,227)

Increase (decrease) in net assets	166,343	158,300	14,940	15,358	110,542
Net assets at beginning of period	1,335,129	548,334	718,842	239,367	4,060,318
Net assets at end of period	$1,501,472	$706,634	$733,782	$254,725	$4,170,860

Beginning units	28,871	11,166	29,900	7,773	393,451
Units issued	20	—	198	—	29,070
Units redeemed	(4,279)	(236)	(3,263)	(485)	(33,747)
Ending units	24,612	10,930	26,835	7,288	388,774

The accompanying Notes to Financial Statements are an integral part of this statement.

8

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class 2	Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class
For the Year Ended December 31, 2025
From operations:
Dividends	$4,608	$145	$1,760	$26,885	$1,988
Mortality and expense risk and administrative charges	(22,242)	(4,198)	(383)	(32,303)	(800)
Net investment income (loss)	(17,634)	(4,053)	1,377	(5,418)	1,188
Net realized gain (loss)	59,208	69,467	(196)	72,548	(500)
Capital gain distribution from mutual funds	205,446	39,238	—	11,867	—
Change in unrealized appreciation (depreciation) of investments	(63,577)	(58,788)	1,112	272,681	2,516
Increase (decrease) in net assets from operations	183,443	45,864	2,293	351,678	3,204

From contract transactions:
Payments received from contract owners	3,575	—	—	1,825	—
Payments for contract benefits or terminations	(175,058)	(192,198)	(1,280)	(48,726)	(3,447)
Transfers between sub-accounts (including fixed account), net	1,322	(60)	(1)	(10,191)	154
Increase (decrease) in net assets from contract transactions	(170,161)	(192,258)	(1,281)	(57,092)	(3,293)

Increase (decrease) in net assets	13,282	(146,394)	1,012	294,586	(89)
Net assets at beginning of period	1,643,031	451,507	26,906	2,204,071	56,307
Net assets at end of period	$1,656,313	$305,113	$27,918	$2,498,657	$56,218

Beginning units	31,281	9,570	2,356	52,880	5,097
Units issued	141	—	—	99	14
Units redeemed	(3,591)	(3,851)	(110)	(1,362)	(298)
Ending units	27,831	5,719	2,246	51,617	4,813

For the Year Ended December 31, 2024
From operations:
Dividends	$14	$—	$1,588	$27,059	$2,015
Mortality and expense risk and administrative charges	(22,171)	(5,788)	(395)	(30,619)	(850)
Net investment income (loss)	(22,157)	(5,788)	1,193	(3,560)	1,165
Net realized gain (loss)	62,814	14,795	(941)	228,227	(1,872)
Capital gain distribution from mutual funds	345,265	97,359	—	1,273	—
Change in unrealized appreciation (depreciation) of investments	(1,306)	(3,381)	1,689	224,617	880
Increase (decrease) in net assets from operations	384,616	102,985	1,941	450,557	173

From contract transactions:
Payments received from contract owners	4,315	—	—	3,455	—
Payments for contract benefits or terminations	(129,229)	(24,089)	(5,815)	(279,204)	(14,645)
Transfers between sub-accounts (including fixed account), net	(5,320)	1	—	(4,590)	110
Increase (decrease) in net assets from contract transactions	(130,234)	(24,088)	(5,815)	(280,339)	(14,535)

Increase (decrease) in net assets	254,382	78,897	(3,874)	170,218	(14,362)
Net assets at beginning of period	1,388,649	372,610	30,780	2,033,853	70,669
Net assets at end of period	$1,643,031	$451,507	$26,906	$2,204,071	$56,307

Beginning units	33,991	10,134	2,896	64,014	6,421
Units issued	103	—	—	108	—
Units redeemed	(2,813)	(564)	(540)	(11,242)	(1,324)
Ending units	31,281	9,570	2,356	52,880	5,097

The accompanying Notes to Financial Statements are an integral part of this statement.

9

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Overseas Portfolio Initial Class	FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	FTVIP Templeton Developing Markets VIP Fund Class 2	FTVIP Templeton Foreign VIP Fund Class 2	Goldman Sachs VIT Strategic Growth Fund Institutional Shares
For the Year Ended December 31, 2025
From operations:
Dividends	$1,207	$—	$1,274	$3,207	$—
Mortality and expense risk and administrative charges	(1,043)	(5,221)	(3,100)	(1,957)	(141)
Net investment income (loss)	164	(5,221)	(1,826)	1,250	(141)
Net realized gain (loss)	513	(11,873)	6,753	(398)	54
Capital gain distribution from mutual funds	6,707	25,192	3,976	8,954	1,709
Change in unrealized appreciation (depreciation) of investments	4,899	(2,236)	79,086	24,167	3
Increase (decrease) in net assets from operations	12,283	5,862	87,989	33,973	1,625

From contract transactions:
Payments for contract benefits or terminations	(433)	(20,005)	(16,881)	(53,220)	—
Transfers between sub-accounts (including fixed account), net	1	48	(2,405)	(1,577)	(1)
Contract maintenance charges	—	—	(39)	(24)	—
Increase (decrease) in net assets from contract transactions	(432)	(19,957)	(19,325)	(54,821)	(1)

Increase (decrease) in net assets	11,851	(14,095)	68,664	(20,848)	1,624
Net assets at beginning of period	65,701	456,946	205,477	160,679	9,944
Net assets at end of period	$77,552	$442,851	$274,141	$139,831	$11,568

Beginning units	4,406	10,445	6,758	9,204	174
Units issued	—	1	1	22	—
Units redeemed	(26)	(456)	(508)	(3,026)	—
Ending units	4,380	9,990	6,251	6,200	174

For the Year Ended December 31, 2024
From operations:
Dividends	$1,130	$—	$8,989	$4,737	$—
Mortality and expense risk and administrative charges	(1,014)	(5,162)	(3,065)	(2,607)	(276)
Net investment income (loss)	116	(5,162)	5,924	2,130	(276)
Net realized gain (loss)	1,750	(11,938)	835	(602)	5,707
Capital gain distribution from mutual funds	3,111	—	1,728	—	727
Change in unrealized appreciation (depreciation) of investments	(2,462)	58,152	6,879	(4,326)	(1,129)
Increase (decrease) in net assets from operations	2,515	41,052	15,366	(2,798)	5,029

From contract transactions:
Payments for contract benefits or terminations	(4,868)	(23,981)	(45,980)	(34,179)	(35,983)
Transfers between sub-accounts (including fixed account), net	11	(3,337)	1,408	1,489	—
Contract maintenance charges	—	—	(37)	(25)	—
Increase (decrease) in net assets from contract transactions	(4,857)	(27,318)	(44,609)	(32,715)	(35,983)

Increase (decrease) in net assets	(2,342)	13,734	(29,243)	(35,513)	(30,954)
Net assets at beginning of period	68,043	443,212	234,720	196,192	40,898
Net assets at end of period	$65,701	$456,946	$205,477	$160,679	$9,944

Beginning units	4,726	11,119	8,146	10,913	937
Units issued	—	—	84	106	—
Units redeemed	(320)	(674)	(1,472)	(1,815)	(763)
Ending units	4,406	10,445	6,758	9,204	174

The accompanying Notes to Financial Statements are an integral part of this statement.

10

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco Comstock Fund Class A	Invesco Government Money Market Fund Class AX	Invesco High Yield Fund Class A	Invesco V.I. American Franchise Fund Series I	Invesco V.I. American Value Fund Series I
For the Year Ended December 31, 2025
From operations:
Dividends	$40,155	$1,319	$12,567	$—	$10,391
Mortality and expense risk and administrative charges	(18,374)	(256)	(1,451)	(151,516)	(31,012)
Net investment income (loss)	21,781	1,063	11,116	(151,516)	(20,621)
Net realized gain (loss)	96,558	—	(1,383)	215,855	21,740
Capital gain distribution from mutual funds	173,364	—	—	1,026,182	346,728
Change in unrealized appreciation (depreciation) of investments	81,992	—	2,449	(11,796)	61,578
Increase (decrease) in net assets from operations	373,695	1,063	12,182	1,078,725	409,425

From contract transactions:
Payments received from contract owners	—	—	—	187	—
Payments for contract benefits or terminations	(100,912)	—	(8,933)	(1,325,046)	(143,346)
Transfers between sub-accounts (including fixed account), net	14,486	(35)	—	3,931	(1,042)
Contract maintenance charges	—	—	—	(1,057)	—
Adjustments to net assets allocated to contracts in payout period	—	—	—	12,899	—
Increase (decrease) in net assets from contract transactions	(86,426)	(35)	(8,933)	(1,309,086)	(144,388)

Increase (decrease) in net assets	287,269	1,028	3,249	(230,361)	265,037
Net assets at beginning of period	2,315,369	32,575	195,278	11,107,708	2,219,741
Net assets at end of period	$2,602,638	$33,603	$198,527	$10,877,347	$2,484,778

Beginning units	18,775	3,245	12,195	129,476	46,259
Units issued	566	—	—	416	216
Units redeemed	(1,191)	—	(554)	(13,324)	(3,078)
Ending units	18,150	3,245	11,641	116,568	43,397

For the Year Ended December 31, 2024
From operations:
Dividends	$38,400	$1,564	$12,485	$—	$20,761
Mortality and expense risk and administrative charges	(16,998)	(249)	(1,423)	(149,300)	(29,416)
Net investment income (loss)	21,402	1,315	11,062	(149,300)	(8,655)
Net realized gain (loss)	38,900	—	(353)	188,615	20,980
Capital gain distribution from mutual funds	179,163	—	—	—	48,133
Change in unrealized appreciation (depreciation) of investments	54,228	—	1,952	2,989,078	463,008
Increase (decrease) in net assets from operations	293,693	1,315	12,661	3,028,393	523,466

From contract transactions:
Payments received from contract owners	—	—	—	153	—
Payments for contract benefits or terminations	(58,451)	—	(787)	(1,528,419)	(231,942)
Transfers between sub-accounts (including fixed account), net	19,790	(42)	(1)	198,871	(16,425)
Contract maintenance charges	—	—	—	(1,132)	—
Adjustments to net assets allocated to contracts in payout period	—	—	—	10,585	—
Increase (decrease) in net assets from contract transactions	(38,661)	(42)	(788)	(1,319,942)	(248,367)

Increase (decrease) in net assets	255,032	1,273	11,873	1,708,451	275,099
Net assets at beginning of period	2,060,337	31,302	183,405	9,399,257	1,944,642
Net assets at end of period	$2,315,369	$32,575	$195,278	$11,107,708	$2,219,741

Beginning units	19,073	3,245	12,247	144,079	52,112
Units issued	178	—	—	5,349	50
Units redeemed	(476)	—	(52)	(19,952)	(5,903)
Ending units	18,775	3,245	12,195	129,476	46,259

The accompanying Notes to Financial Statements are an integral part of this statement.

11

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. Comstock Fund Series I	Invesco V.I. Core Equity Fund Series I	Invesco V.I. Core Plus Bond Fund Series I	Invesco V.I. Discovery Large Cap Fund Series I	Invesco V.I. EQV International Equity Fund Series 1
For the Year Ended December 31, 2025
From operations:
Dividends	$20,322	$17,541	$3,640	$—	$10,014
Mortality and expense risk and administrative charges	(16,634)	(31,496)	(1,233)	(38,736)	(8,262)
Net investment income (loss)	3,688	(13,955)	2,407	(38,736)	1,752
Net realized gain (loss)	(817)	(1,348)	(1,644)	76,416	7,379
Capital gain distribution from mutual funds	128,139	201,932	—	326,082	44,445
Change in unrealized appreciation (depreciation) of investments	46,552	180,158	4,063	(62,823)	45,024
Increase (decrease) in net assets from operations	177,562	366,787	4,826	300,939	98,600

From contract transactions:
Payments received from contract owners	—	—	—	50	—
Payments for contract benefits or terminations	(77,055)	(254,029)	(16,899)	(362,944)	(116,456)
Transfers between sub-accounts (including fixed account), net	(285)	(1,703)	689	(8,168)	905
Contract maintenance charges	—	—	(64)	(557)	—
Increase (decrease) in net assets from contract transactions	(77,340)	(255,732)	(16,274)	(371,619)	(115,551)

Increase (decrease) in net assets	100,222	111,055	(11,448)	(70,680)	(16,951)
Net assets at beginning of period	1,178,865	2,588,896	95,888	2,885,972	706,529
Net assets at end of period	$1,279,087	$2,699,951	$84,440	$2,815,292	$689,578

Beginning units	36,203	71,052	6,441	47,839	27,612
Units issued	20	7	58	20	36
Units redeemed	(2,306)	(6,518)	(1,125)	(5,874)	(4,278)
Ending units	33,917	64,541	5,374	41,985	23,370

For the Year Ended December 31, 2024
From operations:
Dividends	$21,484	$17,405	$3,464	$—	$13,022
Mortality and expense risk and administrative charges	(17,138)	(29,611)	(1,557)	(39,359)	(8,959)
Net investment income (loss)	4,346	(12,206)	1,907	(39,359)	4,063
Net realized gain (loss)	4,151	(12,643)	(3,095)	45,736	1,618
Capital gain distribution from mutual funds	86,858	209,023	—	—	3,871
Change in unrealized appreciation (depreciation) of investments	61,188	341,894	2,913	752,790	(13,369)
Increase (decrease) in net assets from operations	156,543	526,068	1,725	759,167	(3,817)

From contract transactions:
Payments received from contract owners	—	—	—	75	—
Payments for contract benefits or terminations	(201,229)	(235,139)	(33,994)	(403,677)	(61,265)
Transfers between sub-accounts (including fixed account), net	107	(1,234)	2,372	(9,406)	(1,122)
Contract maintenance charges	—	—	(73)	(629)	—
Increase (decrease) in net assets from contract transactions	(201,122)	(236,373)	(31,695)	(413,637)	(62,387)

Increase (decrease) in net assets	(44,579)	289,695	(29,970)	345,530	(66,204)
Net assets at beginning of period	1,223,444	2,299,201	125,858	2,540,442	772,733
Net assets at end of period	$1,178,865	$2,588,896	$95,888	$2,885,972	$706,529

Beginning units	42,669	78,367	8,583	55,671	30,011
Units issued	53	5	153	468	53
Units redeemed	(6,519)	(7,320)	(2,295)	(8,300)	(2,452)
Ending units	36,203	71,052	6,441	47,839	27,612

The accompanying Notes to Financial Statements are an integral part of this statement.

12

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. Global Core Equity Fund Series I	Invesco V.I. Global Strategic Income Fund Series I	Invesco V.I. Government Securities Fund Series I	Invesco V.I. Growth and Income Fund Series I	Invesco V.I. High Yield Fund Series I
For the Year Ended December 31, 2025
From operations:
Dividends	$8,524	$7,567	$21,751	$89,701	$11,641
Mortality and expense risk and administrative charges	(8,655)	(1,590)	(9,629)	(85,691)	(2,268)
Net investment income (loss)	(131)	5,977	12,122	4,010	9,373
Net realized gain (loss)	25,890	(1,076)	(7,292)	(7,164)	(5,835)
Capital gain distribution from mutual funds	42,205	—	—	473,904	—
Change in unrealized appreciation (depreciation) of investments	11,376	9,194	35,121	351,119	4,694
Increase (decrease) in net assets from operations	79,340	14,095	39,951	821,869	8,232

From contract transactions:
Payments for contract benefits or terminations	(59,003)	(10,557)	(49,902)	(675,335)	(47,570)
Transfers between sub-accounts (including fixed account), net	(6,345)	72	25,651	(15,392)	943
Contract maintenance charges	—	(25)	—	—	—
Increase (decrease) in net assets from contract transactions	(65,348)	(10,510)	(24,251)	(690,727)	(46,627)

Increase (decrease) in net assets	13,992	3,585	15,700	131,142	(38,395)
Net assets at beginning of period	626,036	123,767	701,208	6,344,883	162,966
Net assets at end of period	$640,028	$127,352	$716,908	$6,476,025	$124,571

Beginning units	39,372	11,819	69,582	170,321	11,010
Units issued	149	11	2,970	159	53
Units redeemed	(4,198)	(934)	(5,373)	(17,961)	(3,071)
Ending units	35,323	10,896	67,179	152,519	7,992

For the Year Ended December 31, 2024
From operations:
Dividends	$7,155	$3,824	$18,187	$92,285	$9,090
Mortality and expense risk and administrative charges	(9,040)	(1,546)	(9,889)	(88,394)	(2,291)
Net investment income (loss)	(1,885)	2,278	8,298	3,891	6,799
Net realized gain (loss)	24,184	(2,103)	(20,371)	4,516	(4,069)
Capital gain distribution from mutual funds	6,165	—	—	396,101	—
Change in unrealized appreciation (depreciation) of investments	61,928	2,074	14,155	430,643	7,048
Increase (decrease) in net assets from operations	90,392	2,249	2,082	835,151	9,778

From contract transactions:
Payments for contract benefits or terminations	(77,214)	(9,452)	(33,038)	(445,822)	(25,152)
Transfers between sub-accounts (including fixed account), net	249	(907)	3,754	(2,637)	1,883
Contract maintenance charges	—	(26)	—	—	—
Increase (decrease) in net assets from contract transactions	(76,965)	(10,385)	(29,284)	(448,459)	(23,269)

Increase (decrease) in net assets	13,427	(8,136)	(27,202)	386,692	(13,491)
Net assets at beginning of period	612,609	131,903	728,410	5,958,191	176,457
Net assets at end of period	$626,036	$123,767	$701,208	$6,344,883	$162,966

Beginning units	44,389	12,828	72,361	182,905	12,664
Units issued	31	34	9,365	6,239	112
Units redeemed	(5,048)	(1,043)	(12,144)	(18,823)	(1,766)
Ending units	39,372	11,819	69,582	170,321	11,010

The accompanying Notes to Financial Statements are an integral part of this statement.

13

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. Main Street Fund Series I	Invesco V.I. Main Street Small Cap Fund Series I	Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Global Research Portfolio Service Shares	Janus Henderson Overseas Portfolio Service Shares
For the Year Ended December 31, 2025
From operations:
Dividends	$16,712	$4,183	$53	$38	$3,033
Mortality and expense risk and administrative charges	(44,130)	(13,327)	(1,459)	(123)	(3,228)
Net investment income (loss)	(27,418)	(9,144)	(1,406)	(85)	(195)
Net realized gain (loss)	(163,659)	9,121	2,581	56	14,644
Capital gain distribution from mutual funds	191,141	93,893	9,374	819	—
Change in unrealized appreciation (depreciation) of investments	413,077	(28,760)	(4,562)	793	40,271
Increase (decrease) in net assets from operations	413,141	65,110	5,987	1,583	54,720

From contract transactions:
Payments received from contract owners	6,074	—	—	—	187
Payments for contract benefits or terminations	(494,186)	(33,879)	(15,258)	(51)	(27,551)
Transfers between sub-accounts (including fixed account), net	294	(315)	185	1	50
Contract maintenance charges	(609)	(167)	—	—	(91)
Increase (decrease) in net assets from contract transactions	(488,427)	(34,361)	(15,073)	(50)	(27,405)

Increase (decrease) in net assets	(75,286)	30,749	(9,086)	1,533	27,315
Net assets at beginning of period	3,193,891	931,506	108,399	8,346	218,497
Net assets at end of period	$3,118,605	$962,255	$99,313	$9,879	$245,812

Beginning units	68,786	12,663	3,256	384	10,642
Units issued	153	30	—	—	21
Units redeemed	(10,037)	(477)	(441)	(2)	(1,216)
Ending units	58,902	12,216	2,815	382	9,447

For the Year Ended December 31, 2024
From operations:
Dividends	$—	$—	$664	$48	$3,058
Mortality and expense risk and administrative charges	(47,144)	(13,268)	(1,458)	(117)	(3,515)
Net investment income (loss)	(47,144)	(13,268)	(794)	(69)	(457)
Net realized gain (loss)	(315,717)	28,451	3,109	499	11,208
Capital gain distribution from mutual funds	317,486	33,277	4,647	260	—
Change in unrealized appreciation (depreciation) of investments	698,410	45,078	6,916	1,016	1,343
Increase (decrease) in net assets from operations	653,035	93,538	13,878	1,706	12,094

From contract transactions:
Payments received from contract owners	6,156	—	—	—	153
Payments for contract benefits or terminations	(737,183)	(118,571)	(10,799)	(1,767)	(48,512)
Transfers between sub-accounts (including fixed account), net	787	(859)	—	2	599
Contract maintenance charges	(692)	(194)	—	—	(95)
Increase (decrease) in net assets from contract transactions	(730,932)	(119,624)	(10,799)	(1,765)	(47,855)

Increase (decrease) in net assets	(77,897)	(26,086)	3,079	(59)	(35,761)
Net assets at beginning of period	3,271,788	957,592	105,320	8,405	254,258
Net assets at end of period	$3,193,891	$931,506	$108,399	$8,346	$218,497

Beginning units	85,963	14,615	3,599	471	12,889
Units issued	229	26	—	—	30
Units redeemed	(17,406)	(1,978)	(343)	(87)	(2,277)
Ending units	68,786	12,663	3,256	384	10,642

The accompanying Notes to Financial Statements are an integral part of this statement.

14

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Janus Henderson Research Portfolio Service Shares	LVIP American Century Value Fund Standard Class II	LVIP JPMorgan Core Bond Fund Standard Class	LVIP JPMorgan Mid Cap Value Fund Standard Class	LVIP JPMorgan Small Cap Core Fund Standard Class
For the Year Ended December 31, 2025
From operations:
Dividends	$—	$2,918	$57,187	$16,188	$140
Mortality and expense risk and administrative charges	(3,564)	(2,475)	(19,309)	(17,653)	(291)
Net investment income (loss)	(3,564)	443	37,878	(1,465)	(151)
Net realized gain (loss)	48,002	77,226	(17,155)	(24,513)	(69)
Capital gain distribution from mutual funds	19,267	13,749	—	165,026	1,785
Change in unrealized appreciation (depreciation) of investments	(28,000)	(63,882)	79,464	(88,597)	339
Increase (decrease) in net assets from operations	35,705	27,536	100,187	50,451	1,904

From contract transactions:
Payments received from contract owners	50	—	—	—	—
Payments for contract benefits or terminations	(108,035)	(138,795)	(172,242)	(157,491)	—
Transfers between sub-accounts (including fixed account), net	(636)	—	(18)	(125)	1
Contract maintenance charges	(215)	—	—	—	—
Increase (decrease) in net assets from contract transactions	(108,836)	(138,795)	(172,260)	(157,616)	1

Increase (decrease) in net assets	(73,131)	(111,259)	(72,073)	(107,165)	1,905
Net assets at beginning of period	318,018	300,113	1,658,535	1,564,380	21,660
Net assets at end of period	$244,887	$188,854	$1,586,462	$1,457,215	$23,565

Beginning units	8,570	5,954	81,793	22,358	596
Units issued	4	—	4	1	—
Units redeemed	(2,905)	(2,681)	(8,103)	(2,239)	—
Ending units	5,669	3,273	73,694	20,120	596

For the Year Ended December 31, 2024
From operations:
Dividends	$—	$8,755	$73,857	$19,075	$173
Mortality and expense risk and administrative charges	(4,293)	(4,018)	(19,777)	(17,701)	(287)
Net investment income (loss)	(4,293)	4,737	54,080	1,374	(114)
Net realized gain (loss)	21,015	7,383	(23,761)	(4,216)	(59)
Capital gain distribution from mutual funds	9,307	17,020	—	238,390	327
Change in unrealized appreciation (depreciation) of investments	59,869	(6,556)	(22,129)	(51,829)	1,851
Increase (decrease) in net assets from operations	85,898	22,584	8,190	183,719	2,005

From contract transactions:
Payments received from contract owners	75	—	—	—	—
Payments for contract benefits or terminations	(42,819)	(9,498)	(148,287)	(145,982)	—
Transfers between sub-accounts (including fixed account), net	1,932	1	(1,209)	(3,517)	—
Contract maintenance charges	(211)	—	—	—	—
Increase (decrease) in net assets from contract transactions	(41,023)	(9,497)	(149,496)	(149,499)	—

Increase (decrease) in net assets	44,875	13,087	(141,306)	34,220	2,005
Net assets at beginning of period	273,143	287,026	1,799,841	1,530,160	19,655
Net assets at end of period	$318,018	$300,113	$1,658,535	$1,564,380	$21,660

Beginning units	9,793	6,150	89,245	24,704	596
Units issued	295	—	1	3	—
Units redeemed	(1,518)	(196)	(7,453)	(2,349)	—
Ending units	8,570	5,954	81,793	22,358	596

The accompanying Notes to Financial Statements are an integral part of this statement.

15

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	LVIP JPMorgan U.S. Equity Fund Standard Class	MFS VIT Growth Series Initial Class	MFS VIT Investors Trust Series Initial Class	MFS VIT New Discovery Series Initial Class	MFS VIT Research Series Initial Class
For the Year Ended December 31, 2025
From operations:
Dividends	$11,579	$—	$9,017	$—	$6,072
Mortality and expense risk and administrative charges	(30,438)	(19,333)	(7,773)	(663)	(9,123)
Net investment income (loss)	(18,859)	(19,333)	1,244	(663)	(3,051)
Net realized gain (loss)	151,463	86,474	3,141	(178)	23,436
Capital gain distribution from mutual funds	75,429	245,202	230,763	—	148,799
Change in unrealized appreciation (depreciation) of investments	120,772	(196,261)	(171,330)	6,303	(105,418)
Increase (decrease) in net assets from operations	328,805	116,082	63,818	5,462	63,766

From contract transactions:
Payments received from contract owners	—	1,825	—	—	75
Payments for contract benefits or terminations	(294,435)	(278,647)	(14,151)	—	(97,102)
Transfers between sub-accounts (including fixed account), net	(183)	(22,571)	1,779	(1)	(17,314)
Increase (decrease) in net assets from contract transactions	(294,618)	(299,393)	(12,372)	(1)	(114,341)

Increase (decrease) in net assets	34,187	(183,311)	51,446	5,461	(50,575)
Net assets at beginning of period	2,604,402	1,562,706	533,791	47,709	707,978
Net assets at end of period	$2,638,589	$1,379,395	$585,237	$53,170	$657,403

Beginning units	46,146	29,147	17,241	1,347	21,338
Units issued	4	39	54	—	70
Units redeemed	(4,858)	(6,109)	(416)	—	(3,634)
Ending units	41,292	23,077	16,879	1,347	17,774

For the Year Ended December 31, 2024
From operations:
Dividends	$12,946	$—	$3,718	$—	$4,288
Mortality and expense risk and administrative charges	(28,745)	(20,912)	(7,445)	(661)	(10,024)
Net investment income (loss)	(15,799)	(20,912)	(3,727)	(661)	(5,736)
Net realized gain (loss)	53,687	57,606	13,067	(1,843)	22,143
Capital gain distribution from mutual funds	108,347	116,162	37,826	—	41,223
Change in unrealized appreciation (depreciation) of investments	344,871	228,391	38,346	4,954	54,846
Increase (decrease) in net assets from operations	491,106	381,247	85,512	2,450	112,476

From contract transactions:
Payments received from contract owners	—	2,255	600	—	825
Payments for contract benefits or terminations	(71,072)	(147,995)	(39,297)	(3,595)	(70,568)
Transfers between sub-accounts (including fixed account), net	(31,587)	(2,058)	1,175	1	1,371
Increase (decrease) in net assets from contract transactions	(102,659)	(147,798)	(37,522)	(3,594)	(68,372)

Increase (decrease) in net assets	388,447	233,449	47,990	(1,144)	44,104
Net assets at beginning of period	2,215,955	1,329,257	485,801	48,853	663,874
Net assets at end of period	$2,604,402	$1,562,706	$533,791	$47,709	$707,978

Beginning units	48,117	32,103	18,493	1,453	23,471
Units issued	4	51	63	—	83
Units redeemed	(1,975)	(3,007)	(1,315)	(106)	(2,216)
Ending units	46,146	29,147	17,241	1,347	21,338

The accompanying Notes to Financial Statements are an integral part of this statement.

16

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	MFS VIT Total Return Series Initial Class	MFS VIT Utilities Series Initial Class	MFS VIT II Core Equity Portfolio Initial Class	Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	Morgan Stanley VIF Global Strategist Portfolio Class I
For the Year Ended December 31, 2025
From operations:
Dividends	$12,387	$19,347	$8,004	$2,124	$—
Mortality and expense risk and administrative charges	(6,326)	(9,321)	(25,005)	(7,229)	(3,811)
Net investment income (loss)	6,061	10,026	(17,001)	(5,105)	(3,811)
Net realized gain (loss)	973	9,290	61,818	5,550	(704)
Capital gain distribution from mutual funds	33,030	8,848	178,349	17,636	9,477
Change in unrealized appreciation (depreciation) of investments	3,389	55,048	(42,674)	125,132	34,815
Increase (decrease) in net assets from operations	43,453	83,212	180,492	143,213	39,777

From contract transactions:
Payments received from contract owners	50	50	2,174	—	—
Payments for contract benefits or terminations	(29,970)	(18,876)	(225,735)	(54,944)	(11,251)
Transfers between sub-accounts (including fixed account), net	42,549	(10,606)	(9,302)	(55)	(12)
Contract maintenance charges	—	—	(186)	—	—
Increase (decrease) in net assets from contract transactions	12,629	(29,432)	(233,049)	(54,999)	(11,263)

Increase (decrease) in net assets	56,082	53,780	(52,557)	88,214	28,514
Net assets at beginning of period	416,934	635,177	1,856,718	475,195	255,616
Net assets at end of period	$473,016	$688,957	$1,804,161	$563,409	$284,130

Beginning units	19,167	15,831	58,055	37,550	23,571
Units issued	2,122	2	70	—	—
Units redeemed	(1,452)	(692)	(7,994)	(3,595)	(941)
Ending units	19,837	15,141	50,131	33,955	22,630

For the Year Ended December 31, 2024
From operations:
Dividends	$11,171	$15,939	$10,602	$6,828	$—
Mortality and expense risk and administrative charges	(6,298)	(9,938)	(25,714)	(7,218)	(3,562)
Net investment income (loss)	4,873	6,001	(15,112)	(390)	(3,562)
Net realized gain (loss)	5,525	32,934	59,161	(39,940)	(6,785)
Capital gain distribution from mutual funds	21,626	19,669	77,150	—	—
Change in unrealized appreciation (depreciation) of investments	(4,153)	9,005	183,798	62,151	25,025
Increase (decrease) in net assets from operations	27,871	67,609	304,997	21,821	14,678

From contract transactions:
Payments received from contract owners	50	50	2,106	—	—
Payments for contract benefits or terminations	(105,323)	(170,673)	(181,871)	(27,824)	(16,827)
Transfers between sub-accounts (including fixed account), net	8,536	688	(339)	(198,608)	16,974
Contract maintenance charges	—	—	(206)	—	—
Increase (decrease) in net assets from contract transactions	(96,737)	(169,935)	(180,310)	(226,432)	147

Increase (decrease) in net assets	(68,866)	(102,326)	124,687	(204,611)	14,825
Net assets at beginning of period	485,800	737,503	1,732,031	679,806	240,791
Net assets at end of period	$416,934	$635,177	$1,856,718	$475,195	$255,616

Beginning units	23,727	20,238	64,873	57,108	23,528
Units issued	416	1	81	1,643	2,436
Units redeemed	(4,976)	(4,408)	(6,899)	(21,201)	(2,393)
Ending units	19,167	15,831	58,055	37,550	23,571

The accompanying Notes to Financial Statements are an integral part of this statement.

17

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Morgan Stanley VIF Growth Portfolio Class I	Morgan Stanley VIF U.S. Real Estate Portfolio Class I	Neuberger Berman AMT Mid Cap Growth Portfolio Class I	PIMCO Real Return Portfolio Administrative Class	PIMCO Short-Term Portfolio Administrative Class
For the Year Ended December 31, 2025
From operations:
Dividends	$—	$—	$—	$2,682	$647
Mortality and expense risk and administrative charges	(29,010)	—	(307)	(1,116)	(195)
Net investment income (loss)	(29,010)	—	(307)	1,566	452
Net realized gain (loss)	(80,675)	—	(93)	(6,816)	(1)
Capital gain distribution from mutual funds	—	—	2,945	—	—
Change in unrealized appreciation (depreciation) of investments	681,615	—	(1,663)	10,351	16
Increase (decrease) in net assets from operations	571,930	—	882	5,101	467

From contract transactions:
Payments for contract benefits or terminations	(152,890)	—	(66)	(35,708)	(50)
Transfers between sub-accounts (including fixed account), net	(30,467)	—	—	(1)	(1)
Increase (decrease) in net assets from contract transactions	(183,357)	—	(66)	(35,709)	(51)

Increase (decrease) in net assets	388,573	—	816	(30,608)	416
Net assets at beginning of period	1,806,034	—	21,696	112,714	14,296
Net assets at end of period	$2,194,607	$—	$22,512	$82,106	$14,712

Beginning units	29,362	—	677	5,214	1,066
Units issued	26	—	—	—	—
Units redeemed	(2,595)	—	(2)	(1,644)	(4)
Ending units	26,793	—	675	3,570	1,062

For the Year Ended December 31, 2024
From operations:
Dividends	$—	$5,926	$—	$3,073	$739
Mortality and expense risk and administrative charges	(20,368)	(2,940)	(452)	(1,600)	(201)
Net investment income (loss)	(20,368)	2,986	(452)	1,473	538
Net realized gain (loss)	(375,640)	(986)	1,738	(3,516)	(9)
Capital gain distribution from mutual funds	—	—	1,129	—	—
Change in unrealized appreciation (depreciation) of investments	977,081	26,756	5,345	2,835	142
Increase (decrease) in net assets from operations	581,073	28,756	7,760	792	671

From contract transactions:
Payments for contract benefits or terminations	(163,694)	(25,787)	(39,108)	(14,273)	(1,884)
Transfers between sub-accounts (including fixed account), net	(24,752)	(238,889)	(1)	1	1
Increase (decrease) in net assets from contract transactions	(188,446)	(264,676)	(39,109)	(14,272)	(1,883)

Increase (decrease) in net assets	392,627	(235,920)	(31,349)	(13,480)	(1,212)
Net assets at beginning of period	1,413,407	235,920	53,045	126,194	15,508
Net assets at end of period	$1,806,034	$—	$21,696	$112,714	$14,296

Beginning units	33,084	6,289	2,024	5,882	1,210
Units issued	325	88	—	—	—
Units redeemed	(4,047)	(6,377)	(1,347)	(668)	(144)
Ending units	29,362	—	677	5,214	1,066

The accompanying Notes to Financial Statements are an integral part of this statement.

18

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PIMCO Total Return Portfolio Administrative Class	PVC Core Plus Bond Account Class 1	PVC Diversified International Account Class 1	PVC Equity Income Account Class 1	PVC Government & High Quality Bond Account Class 1
For the Year Ended December 31, 2025
From operations:
Dividends	$3,947	$28,087	$25,357	$35,058	$14,583
Mortality and expense risk and administrative charges	(1,304)	(9,597)	(16,019)	(29,673)	(5,777)
Net investment income (loss)	2,643	18,490	9,338	5,385	8,806
Net realized gain (loss)	(17,288)	(20,366)	17,128	376,157	(11,457)
Capital gain distribution from mutual funds	—	—	64,842	185,167	—
Change in unrealized appreciation (depreciation) of investments	21,135	41,237	209,374	(292,170)	28,354
Increase (decrease) in net assets from operations	6,490	39,361	300,682	274,539	25,703

From contract transactions:
Payments received from contract owners	—	—	—	3,600	—
Payments for contract benefits or terminations	(72,864)	(90,184)	(43,500)	(1,423,778)	(47,809)
Transfers between sub-accounts (including fixed account), net	(2)	(48)	(820)	(7,441)	(21)
Increase (decrease) in net assets from contract transactions	(72,866)	(90,232)	(44,320)	(1,427,619)	(47,830)

Increase (decrease) in net assets	(66,376)	(50,871)	256,362	(1,153,080)	(22,127)
Net assets at beginning of period	153,550	732,780	1,003,594	2,651,921	422,350
Net assets at end of period	$87,174	$681,909	$1,259,956	$1,498,841	$400,223

Beginning units	7,838	76,634	282,246	93,140	138,332
Units issued	—	102	398	94	—
Units redeemed	(3,696)	(9,438)	(12,155)	(40,204)	(17,439)
Ending units	4,142	67,298	270,489	53,030	120,893

For the Year Ended December 31, 2024
From operations:
Dividends	$6,276	$24,895	$32,537	$54,746	$13,596
Mortality and expense risk and administrative charges	(2,112)	(11,585)	(15,392)	(38,076)	(6,502)
Net investment income (loss)	4,164	13,310	17,145	16,670	7,094
Net realized gain (loss)	(1,773)	(39,573)	40,308	99,421	(16,934)
Capital gain distribution from mutual funds	—	—	—	25,273	—
Change in unrealized appreciation (depreciation) of investments	(632)	21,183	(17,603)	206,669	7,119
Increase (decrease) in net assets from operations	1,759	(5,080)	39,850	348,033	(2,721)

From contract transactions:
Payments received from contract owners	—	—	—	3,600	—
Payments for contract benefits or terminations	(5,622)	(185,965)	(140,541)	(238,758)	(75,623)
Transfers between sub-accounts (including fixed account), net	—	(222)	(640)	(25,104)	(30)
Increase (decrease) in net assets from contract transactions	(5,622)	(186,187)	(141,181)	(260,262)	(75,653)

Increase (decrease) in net assets	(3,863)	(191,267)	(101,331)	87,771	(78,374)
Net assets at beginning of period	157,413	924,047	1,104,925	2,564,150	500,724
Net assets at end of period	$153,550	$732,780	$1,003,594	$2,651,921	$422,350

Beginning units	8,128	96,146	323,423	102,033	170,548
Units issued	—	1	1	112	—
Units redeemed	(290)	(19,513)	(41,178)	(9,005)	(32,216)
Ending units	7,838	76,634	282,246	93,140	138,332

The accompanying Notes to Financial Statements are an integral part of this statement.

19

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC Large Cap Growth Account I Class 1	PVC Principal Capital Appreciation Account Class 1	PVC SAM Balanced Portfolio Class 1	PVC SAM Conservative Balanced Portfolio Class 1	PVC SAM Conservative Growth Portfolio Class 1
For the Year Ended December 31, 2025
From operations:
Dividends	$—	$53,695	$198,696	$4,673	$230,755
Mortality and expense risk and administrative charges	(143,529)	(149,552)	(119,270)	(2,223)	(192,009)
Net investment income (loss)	(143,529)	(95,857)	79,426	2,450	38,746
Net realized gain (loss)	180,893	501,275	147,894	2,569	568,922
Capital gain distribution from mutual funds	1,604,603	836,298	615,726	3,744	936,572
Change in unrealized appreciation (depreciation) of investments	(684,116)	(16,004)	155,907	6,025	227,175
Increase (decrease) in net assets from operations	957,851	1,225,712	998,953	14,788	1,771,415

From contract transactions:
Payments received from contract owners	—	—	—	—	600
Payments for contract benefits or terminations	(594,618)	(909,529)	(3,097,807)	(60,794)	(2,115,407)
Transfers between sub-accounts (including fixed account), net	(1,594)	(2,402)	(10,287)	(1)	(1,450)
Increase (decrease) in net assets from contract transactions	(596,212)	(911,931)	(3,108,094)	(60,795)	(2,116,257)

Increase (decrease) in net assets	361,639	313,781	(2,109,141)	(46,007)	(344,842)
Net assets at beginning of period	10,275,679	10,954,769	9,004,041	164,754	14,037,841
Net assets at end of period	$10,637,318	$11,268,550	$6,894,900	$118,747	$13,692,999

Beginning units	502,432	620,886	839,162	12,987	1,433,240
Units issued	220	545	750	—	326
Units redeemed	(29,154)	(36,692)	(406,759)	(3,886)	(116,261)
Ending units	473,498	584,739	433,153	9,101	1,317,305

For the Year Ended December 31, 2024
From operations:
Dividends	$—	$77,273	$183,298	$4,186	$201,743
Mortality and expense risk and administrative charges	(142,254)	(147,694)	(128,573)	(2,329)	(193,565)
Net investment income (loss)	(142,254)	(70,421)	54,725	1,857	8,178
Net realized gain (loss)	308,197	379,456	(18,562)	(112)	149,202
Capital gain distribution from mutual funds	490,600	330,647	—	—	—
Change in unrealized appreciation (depreciation) of investments	1,455,454	1,578,861	921,928	10,100	1,580,424
Increase (decrease) in net assets from operations	2,111,997	2,218,543	958,091	11,845	1,737,804

From contract transactions:
Payments received from contract owners	—	—	—	—	600
Payments for contract benefits or terminations	(1,258,306)	(704,578)	(877,882)	(11,211)	(830,587)
Transfers between sub-accounts (including fixed account), net	8,472	19,682	26,721	—	6,821
Increase (decrease) in net assets from contract transactions	(1,249,834)	(684,896)	(851,161)	(11,211)	(823,166)

Increase (decrease) in net assets	862,163	1,533,647	106,930	634	914,638
Net assets at beginning of period	9,413,516	9,421,122	8,897,111	164,120	13,123,203
Net assets at end of period	$10,275,679	$10,954,769	$9,004,041	$164,754	$14,037,841

Beginning units	567,930	656,371	913,753	13,778	1,471,867
Units issued	600	3,062	18,259	—	1,515
Units redeemed	(66,098)	(38,547)	(92,850)	(791)	(40,142)
Ending units	502,432	620,886	839,162	12,987	1,433,240

The accompanying Notes to Financial Statements are an integral part of this statement.

20

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC SAM Flexible Income Portfolio Class 1	PVC SAM Strategic Growth Portfolio Class 1	PVC Short-Term Income Account Class 1	PVC SmallCap Account Class 1	Putnam VT Focused International Equity Fund Class IB
For the Year Ended December 31, 2025
From operations:
Dividends	$25,503	$54,489	$11,081	$8,020	$2,247
Mortality and expense risk and administrative charges	(9,913)	(58,998)	(3,474)	(33,867)	(903)
Net investment income (loss)	15,590	(4,509)	7,607	(25,847)	1,344
Net realized gain (loss)	(4,553)	304,937	95	14,114	171
Capital gain distribution from mutual funds	—	292,950	—	124,849	—
Change in unrealized appreciation (depreciation) of investments	46,271	(26,630)	2,047	199,158	19,530
Increase (decrease) in net assets from operations	57,308	566,748	9,749	312,274	21,045

From contract transactions:
Payments for contract benefits or terminations	(33,403)	(1,322,724)	(6,644)	(184,968)	—
Transfers between sub-accounts (including fixed account), net	2,795	409	16	(1,219)	(136)
Contract maintenance charges	—	—	—	—	(15)
Increase (decrease) in net assets from contract transactions	(30,608)	(1,322,315)	(6,628)	(186,187)	(151)

Increase (decrease) in net assets	26,700	(755,567)	3,121	126,087	20,894
Net assets at beginning of period	696,702	4,961,577	245,637	2,484,588	60,648
Net assets at end of period	$723,402	$4,206,010	$248,758	$2,610,675	$81,542

Beginning units	94,072	192,699	115,566	341,757	3,110
Units issued	174	6	433	250	—
Units redeemed	(5,909)	(38,739)	(3,192)	(27,621)	(8)
Ending units	88,337	153,966	112,807	314,386	3,102

For the Year Ended December 31, 2024
From operations:
Dividends	$22,295	$52,737	$8,744	$9,514	$1,000
Mortality and expense risk and administrative charges	(11,270)	(70,342)	(3,627)	(37,388)	(790)
Net investment income (loss)	11,025	(17,605)	5,117	(27,874)	210
Net realized gain (loss)	(24,615)	70,793	(165)	25,182	(69)
Capital gain distribution from mutual funds	—	—	—	50,761	—
Change in unrealized appreciation (depreciation) of investments	56,369	654,011	4,332	102,125	1,036
Increase (decrease) in net assets from operations	42,779	707,199	9,284	150,194	1,177

From contract transactions:
Payments for contract benefits or terminations	(191,823)	(457,764)	(22,924)	(392,846)	(588)
Transfers between sub-accounts (including fixed account), net	1	308	2	(25,664)	499
Contract maintenance charges	—	—	—	—	(15)
Increase (decrease) in net assets from contract transactions	(191,822)	(457,456)	(22,922)	(418,510)	(104)

Increase (decrease) in net assets	(149,043)	249,743	(13,638)	(268,316)	1,073
Net assets at beginning of period	845,745	4,711,834	259,275	2,752,904	59,575
Net assets at end of period	$696,702	$4,961,577	$245,637	$2,484,588	$60,648

Beginning units	118,206	206,732	127,145	403,805	3,106
Units issued	—	6	—	1	66
Units redeemed	(24,134)	(14,039)	(11,579)	(62,049)	(62)
Ending units	94,072	192,699	115,566	341,757	3,110

The accompanying Notes to Financial Statements are an integral part of this statement.

21

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Putnam VT International Value Fund Class IB	Putnam VT Large Cap Value Fund Class IB	VALIC Company I Core Bond Fund	VALIC Company I Government Securities Fund	VALIC Company I High Yield Bond Fund
For the Year Ended December 31, 2025
From operations:
Dividends	$531	$5,311	$5,170	$10,052	$3,414
Mortality and expense risk and administrative charges	(517)	(5,182)	(1,962)	(4,828)	(784)
Net investment income (loss)	14	129	3,208	5,224	2,630
Net realized gain (loss)	7,116	37,681	(415)	(3,155)	(194)
Capital gain distribution from mutual funds	372	25,405	—	—	—
Change in unrealized appreciation (depreciation) of investments	3,536	6,498	5,409	14,953	1,630
Increase (decrease) in net assets from operations	11,038	69,713	8,202	17,022	4,066

From contract transactions:
Payments received from contract owners	—	—	187	—	—
Payments for contract benefits or terminations	(17,507)	(120,106)	(778)	(19,522)	(2,066)
Transfers between sub-accounts (including fixed account), net	(76)	(208)	2,005	2,935	10
Contract maintenance charges	—	—	—	(122)	(27)
Increase (decrease) in net assets from contract transactions	(17,583)	(120,314)	1,414	(16,709)	(2,083)

Increase (decrease) in net assets	(6,545)	(50,601)	9,616	313	1,983
Net assets at beginning of period	37,091	455,050	132,648	339,172	52,632
Net assets at end of period	$30,546	$404,449	$142,264	$339,485	$54,615

Beginning units	1,936	12,015	5,540	20,313	1,796
Units issued	—	—	97	162	—
Units redeemed	(736)	(3,021)	(38)	(1,086)	(67)
Ending units	1,200	8,994	5,599	19,389	1,729

For the Year Ended December 31, 2024
From operations:
Dividends	$1,260	$4,871	$5,423	$12,339	$2,862
Mortality and expense risk and administrative charges	(588)	(6,022)	(2,153)	(4,927)	(754)
Net investment income (loss)	672	(1,151)	3,270	7,412	2,108
Net realized gain (loss)	4,888	6,958	(4,170)	(2,648)	(185)
Capital gain distribution from mutual funds	149	19,828	—	—	—
Change in unrealized appreciation (depreciation) of investments	(3,443)	42,804	1,441	(5,692)	595
Increase (decrease) in net assets from operations	2,266	68,439	541	(928)	2,518

From contract transactions:
Payments received from contract owners	—	—	153	—	—
Payments for contract benefits or terminations	(16,461)	(14,298)	(24,817)	(11,847)	(788)
Transfers between sub-accounts (including fixed account), net	—	3,182	2,861	4,552	(538)
Contract maintenance charges	—	—	—	(128)	(43)
Increase (decrease) in net assets from contract transactions	(16,461)	(11,116)	(21,803)	(7,423)	(1,369)

Increase (decrease) in net assets	(14,195)	57,323	(21,262)	(8,351)	1,149
Net assets at beginning of period	51,286	397,727	153,910	347,523	51,483
Net assets at end of period	$37,091	$455,050	$132,648	$339,172	$52,632

Beginning units	2,778	12,343	6,443	20,742	1,844
Units issued	—	327	131	269	—
Units redeemed	(842)	(655)	(1,034)	(698)	(48)
Ending units	1,936	12,015	5,540	20,313	1,796

The accompanying Notes to Financial Statements are an integral part of this statement.

22

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I International Equities Index Fund	VALIC Company I Mid Cap Index Fund	VALIC Company I Mid Cap Value Fund	VALIC Company I Nasdaq-100 Index Fund	VALIC Company I Science & Technology Fund
For the Year Ended December 31, 2025
From operations:
Dividends	$15,308	$7,293	$10,234	$1,199	$—
Mortality and expense risk and administrative charges	(6,567)	(7,704)	(19,646)	(4,050)	(2,749)
Net investment income (loss)	8,741	(411)	(9,412)	(2,851)	(2,749)
Net realized gain (loss)	22,874	31,400	13,683	2,827	3,790
Capital gain distribution from mutual funds	5,077	65,333	107,259	48,188	—
Change in unrealized appreciation (depreciation) of investments	81,008	(60,737)	(31,982)	3,142	70,937
Increase (decrease) in net assets from operations	117,700	35,585	79,548	51,306	71,978

From contract transactions:
Payments received from contract owners	—	—	2,800	—	—
Payments for contract benefits or terminations	(81,801)	(181,574)	(241,518)	(440)	(11,038)
Transfers between sub-accounts (including fixed account), net	(955)	5,325	664	(25)	(205)
Contract maintenance charges	(67)	—	(187)	—	(29)
Increase (decrease) in net assets from contract transactions	(82,823)	(176,249)	(238,241)	(465)	(11,272)

Increase (decrease) in net assets	34,877	(140,664)	(158,693)	50,841	60,706
Net assets at beginning of period	466,716	690,335	1,488,133	273,594	332,831
Net assets at end of period	$501,593	$549,671	$1,329,440	$324,435	$393,537

Beginning units	30,472	10,586	28,977	3,177	18,639
Units issued	16	131	54	—	4
Units redeemed	(4,159)	(2,657)	(4,528)	(8)	(254)
Ending units	26,329	8,060	24,503	3,169	18,389

For the Year Ended December 31, 2024
From operations:
Dividends	$13,114	$10,839	$20,296	$814	$—
Mortality and expense risk and administrative charges	(7,398)	(9,344)	(22,979)	(3,510)	(2,536)
Net investment income (loss)	5,716	1,495	(2,683)	(2,696)	(2,536)
Net realized gain (loss)	35,672	21,306	(65,603)	3,928	(525)
Capital gain distribution from mutual funds	—	28,407	207,462	9,246	—
Change in unrealized appreciation (depreciation) of investments	(28,979)	32,888	2,459	41,912	86,966
Increase (decrease) in net assets from operations	12,409	84,096	141,635	52,390	83,905

From contract transactions:
Payments received from contract owners	—	—	2,500	—	—
Payments for contract benefits or terminations	(124,780)	(249,885)	(449,464)	(2,248)	(22,392)
Transfers between sub-accounts (including fixed account), net	686	26	(1,019)	(17)	2,807
Contract maintenance charges	(75)	—	(213)	—	(30)
Increase (decrease) in net assets from contract transactions	(124,169)	(249,859)	(448,196)	(2,265)	(19,615)

Increase (decrease) in net assets	(111,760)	(165,763)	(306,561)	50,125	64,290
Net assets at beginning of period	578,476	856,098	1,794,694	223,469	268,541
Net assets at end of period	$466,716	$690,335	$1,488,133	$273,594	$332,831

Beginning units	37,613	14,184	38,158	3,226	19,214
Units issued	51	1	186	—	49
Units redeemed	(7,192)	(3,599)	(9,367)	(49)	(624)
Ending units	30,472	10,586	28,977	3,177	18,639

The accompanying Notes to Financial Statements are an integral part of this statement.

23

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Small Cap Index Fund	VALIC Company I Stock Index Fund	VALIC Company I Systematic Core Fund	VALIC Company I Systematic Growth Fund	Victory Pioneer Fund VCT Portfolio Class I
For the Year Ended December 31, 2025
From operations:
Dividends	$765	$188,723	$23,641	$75	$755
Mortality and expense risk and administrative charges	(934)	(188,086)	(41,300)	(367)	(2,257)
Net investment income (loss)	(169)	637	(17,659)	(292)	(1,502)
Net realized gain (loss)	(58)	1,258,425	82,469	47	929
Capital gain distribution from mutual funds	1,955	254,549	104,687	6,859	22,329
Change in unrealized appreciation (depreciation) of investments	6,318	1,046,172	195,120	8,432	11,878
Increase (decrease) in net assets from operations	8,046	2,559,783	364,617	15,046	33,634

From contract transactions:
Payments received from contract owners	—	2,527	—	—	—
Payments for contract benefits or terminations	(503)	(2,405,419)	(110,613)	—	(1,069)
Transfers between sub-accounts (including fixed account), net	4,503	(22,583)	(416)	—	(788)
Contract maintenance charges	—	(762)	(440)	—	—
Adjustments to net assets allocated to contracts in payout period	—	(45,660)	—	—	—
Increase (decrease) in net assets from contract transactions	4,000	(2,471,897)	(111,469)	—	(1,857)

Increase (decrease) in net assets	12,046	87,886	253,148	15,046	31,777
Net assets at beginning of period	63,118	16,700,578	2,843,346	87,492	155,829
Net assets at end of period	$75,164	$16,788,464	$3,096,494	$102,538	$187,606

Beginning units	1,742	138,807	48,799	1,029	2,947
Units issued	150	14,057	10	—	—
Units redeemed	(14)	(23,923)	(1,769)	—	(32)
Ending units	1,878	128,941	47,040	1,029	2,915

For the Year Ended December 31, 2024
From operations:
Dividends	$1,426	$187,949	$27,646	$—	$1,282
Mortality and expense risk and administrative charges	(1,153)	(186,336)	(39,206)	(311)	(2,585)
Net investment income (loss)	273	1,613	(11,560)	(311)	(1,303)
Net realized gain (loss)	(14,546)	1,300,536	133,643	15	11,700
Capital gain distribution from mutual funds	—	933,908	24,215	7,993	8,904
Change in unrealized appreciation (depreciation) of investments	20,566	1,211,752	381,406	14,476	19,351
Increase (decrease) in net assets from operations	6,293	3,447,809	527,704	22,173	38,652

From contract transactions:
Payments received from contract owners	—	2,493	—	—	—
Payments for contract benefits or terminations	(55,540)	(2,617,327)	(239,051)	—	(73,564)
Transfers between sub-accounts (including fixed account), net	(14)	(6,189)	(2,346)	—	(2,865)
Contract maintenance charges	—	(784)	(469)	—	—
Adjustments to net assets allocated to contracts in payout period	—	(39,014)	—	—	—
Increase (decrease) in net assets from contract transactions	(55,554)	(2,660,821)	(241,866)	—	(76,429)

Increase (decrease) in net assets	(49,261)	786,988	285,838	22,173	(37,777)
Net assets at beginning of period	112,379	15,913,590	2,557,508	65,319	193,606
Net assets at end of period	$63,118	$16,700,578	$2,843,346	$87,492	$155,829

Beginning units	3,406	162,898	53,057	1,029	4,430
Units issued	—	989	16	—	—
Units redeemed	(1,664)	(25,080)	(4,274)	—	(1,483)
Ending units	1,742	138,807	48,799	1,029	2,947

The accompanying Notes to Financial Statements are an integral part of this statement.

24

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

Victory Pioneer Select Mid Cap Growth VCT Portfolio Class I
For the Year Ended December 31, 2025
From operations:
Mortality and expense risk and administrative charges	(4,274)
Net investment income (loss)	(4,274)
Net realized gain (loss)	1,081
Capital gain distribution from mutual funds	33,797
Change in unrealized appreciation (depreciation) of investments	23,489
Increase (decrease) in net assets from operations	54,093

From contract transactions:
Payments for contract benefits or terminations	(42,637)
Transfers between sub-accounts (including fixed account), net	(2,228)
Increase (decrease) in net assets from contract transactions	(44,865)

Increase (decrease) in net assets	9,228
Net assets at beginning of period	302,320
Net assets at end of period	$311,548

Beginning units	7,474
Units issued	—
Units redeemed	(994)
Ending units	6,480

For the Year Ended December 31, 2024
From operations:
Mortality and expense risk and administrative charges	(3,799)
Net investment income (loss)	(3,799)
Net realized gain (loss)	(1,675)
Change in unrealized appreciation (depreciation) of investments	61,212
Increase (decrease) in net assets from operations	55,738

From contract transactions:
Payments for contract benefits or terminations	(8,196)
Transfers between sub-accounts (including fixed account), net	107
Increase (decrease) in net assets from contract transactions	(8,089)

Increase (decrease) in net assets	47,649
Net assets at beginning of period	254,671
Net assets at end of period	$302,320

Beginning units	7,697
Units issued	3
Units redeemed	(226)
Ending units	7,474

The accompanying Notes to Financial Statements are an integral part of this statement.

25

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
1.    Organization
Separate Account D (the “Separate Account”) is a segregated investment account established by American General Life Insurance Company (“AGL”) to receive and invest premium payments from variable annuity contracts issued by AGL. AGL is a wholly owned subsidiary of AGC Life Insurance Company (“AGC Life”), which is wholly owned by Corebridge Life Holdings, Inc. (“Corebridge Life Holdings”). Corebridge Life Holdings is wholly owned by Corebridge Financial, Inc. (“Corebridge”). As of December 31, 2025, Corebridge’s three largest shareholders, Nippon Life Insurance Company, a mutual company organized under the laws of Japan (“Nippon”), American International Group, Inc. (“AIG”), and Argon Holdco LLC, a wholly owned subsidiary of Blackstone, owned approximately 24.6%, 10.1% and 12.5% of the outstanding Corebridge common stock, respectively.
Effective August 1, 2025, AGL entered into a coinsurance and modified coinsurance agreement (the “VA Reinsurance Agreement”) with Corporate Solutions Life Reinsurance Company, an Iowa-domiciled insurance company (the “VA Reinsurer”). Under the terms of the VA Reinsurance Agreement, AGL will cede to the VA Reinsurer 100% of the applicable reinsured liabilities with respect to (i) in-force individual retirement variable annuity contracts issued prior to August 1, 2025, and (ii) new individual retirement variable annuity contracts issued beginning August 1, 2025. All of the Separate Account’s contracts are ceded pursuant to this VA Reinsurance Agreement. The transaction had no impact on the financial statements of the Separate Account.
The Separate Account includes the following products, which are no longer available for sale:

AGL Black	Individual Variable Annuity Contract (AGVU)
AGL Blue	Individual Variable Annuity Contract (Franklin)
AGL Green	Platinum Investor®
AGL Yellow	Select Reserve
Chairman Variable Annuity	The One Multi Manager Variable Annuity
Elite Plus Bonus Variable Annuity	VAriety Plus®
GENERATIONS™	WM Advantage
Individual Variable Annuity Contract (AGVH)	WM Strategic Asset Manager
The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open- ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.
For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2025 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve months, except as noted below.

BNY Mellon Investment Portfolios (BNY Mellon IP)
BNY Mellon IP MidCap Stock Portfolio Initial Shares

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares

BNY Mellon Variable Investment Fund (BNY Mellon VIF)
BNY Mellon VIF Small Cap Portfolio Initial Shares(i)

Fidelity Variable Insurance Products (Fidelity VIP)
Fidelity VIP Asset Manager 50% Portfolio Initial Class(d)	Fidelity VIP Growth Portfolio Initial Class
Fidelity VIP Asset Manager 50% Portfolio Service Class 2(d)	Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Index 500 Portfolio Initial Class
Fidelity VIP Equity-Income Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class
Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class
Fidelity VIP Government Money Market Portfolio Initial Class

26

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Franklin Templeton Variable Insurance Products Trust (FTVIP)
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	FTVIP Templeton Foreign VIP Fund Class 2
FTVIP Templeton Developing Markets VIP Fund Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)
Goldman Sachs VIT Strategic Growth Fund Institutional Shares

Invesco Funds
Invesco Comstock Fund Class A	Invesco Government Money Market Fund Class AX
Invesco Corporate Bond Fund Class A(b)	Invesco High Yield Fund Class A

Invesco Variable Insurance Funds (Invesco V.I.)
Invesco V.I. American Franchise Fund Series I	Invesco V.I. Global Core Equity Fund Series I
Invesco V.I. American Value Fund Series I	Invesco V.I. Global Strategic Income Fund Series I
Invesco V.I. Comstock Fund Series I	Invesco V.I. Government Securities Fund Series I
Invesco V.I. Core Equity Fund Series I	Invesco V.I. Growth and Income Fund Series I
Invesco V.I. Core Plus Bond Fund Series I	Invesco V.I. High Yield Fund Series I
Invesco V.I. Discovery Large Cap Fund Series I(c)	Invesco V.I. Main Street Fund Series I
Invesco V.I. EQV International Equity Fund Series 1	Invesco V.I. Main Street Small Cap Fund Series I

Janus Aspen Series (Janus)
Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Overseas Portfolio Service Shares
Janus Henderson Global Research Portfolio Service Shares	Janus Henderson Research Portfolio Service Shares

Lincoln Variable Insurance Products Trust (LVIP)
LVIP American Century Value Fund Standard Class II	LVIP JPMorgan Small Cap Core Fund Standard Class
LVIP JPMorgan Core Bond Fund Standard Class	LVIP JPMorgan U.S. Equity Fund Standard Class
LVIP JPMorgan Mid Cap Value Fund Standard Class

MFS Variable Insurance Trust (MFS VIT)
MFS VIT Growth Series Initial Class	MFS VIT Research Series Initial Class
MFS VIT Investors Trust Series Initial Class	MFS VIT Total Return Series Initial Class
MFS VIT New Discovery Series Initial Class	MFS VIT Utilities Series Initial Class

MFS Variable Insurance Trust II (MFS VIT II)
MFS VIT II Core Equity Portfolio Initial Class

Morgan Stanley Variable Insurance Fund, Inc. (Morgan Stanley VIF)
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	Morgan Stanley VIF Growth Portfolio Class I
Morgan Stanley VIF Global Strategist Portfolio Class I	Morgan Stanley VIF U.S. Real Estate Portfolio Class I(e)

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT)
Neuberger Berman AMT Mid Cap Growth Portfolio Class I

PIMCO Variable Insurance Trust (PIMCO)
PIMCO Real Return Portfolio Administrative Class	PIMCO Total Return Portfolio Administrative Class
PIMCO Short-Term Portfolio Administrative Class

Principal Variable Contracts Funds, Inc. (PVC)
PVC Core Plus Bond Account Class 1	PVC SAM Conservative Balanced Portfolio Class 1
PVC Diversified International Account Class 1	PVC SAM Conservative Growth Portfolio Class 1
PVC Equity Income Account Class 1	PVC SAM Flexible Income Portfolio Class 1
PVC Government & High Quality Bond Account Class 1	PVC SAM Strategic Growth Portfolio Class 1
PVC Large Cap Growth Account I Class 1	PVC Short-Term Income Account Class 1
PVC Principal Capital Appreciation Account Class 1	PVC SmallCap Account Class 1
PVC SAM Balanced Portfolio Class 1

27

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Putnam Variable Trust (Putnam VT)
Putnam VT Focused International Equity Fund Class IB	Putnam VT Large Cap Value Fund Class IB
Putnam VT International Value Fund Class IB

Royce Capital Fund (Royce)
Royce Small-Cap Portfolio Investment Class(b)

VALIC Company I(a)
VALIC Company I Asset Allocation Fund(b)	VALIC Company I Mid Cap Value Fund
VALIC Company I Core Bond Fund	VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Dividend Value Fund(b)	VALIC Company I Science & Technology Fund
VALIC Company I Government Securities Fund	VALIC Company I Small Cap Index Fund
VALIC Company I High Yield Bond Fund	VALIC Company I Stock Index Fund
VALIC Company I International Equities Index Fund	VALIC Company I Systematic Core Fund
VALIC Company I International Socially Responsible Fund(b)	VALIC Company I Systematic Growth Fund
VALIC Company I Mid Cap Index Fund

Victory Pioneer Variable Contracts Tru (Victory)(f)
Victory Pioneer Fund VCT Portfolio Class I(g)	Victory Pioneer Select Mid Cap Growth VCT Portfolio Class I(h)
(a)
VALIC Company I is an affiliated investment Company. The Variable Annuity Life Insurance Company (VALIC), an affiliate of AGL, serves as the investment advisor to VALIC Company I and as the administrator to each series of VALIC Company I. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to VALIC Company I.

(b)	Sub-account had no activity during the current or prior year and no assets or liabilities as of December 31, 2025.
(c)	Formerly Invesco V.I. Capital Appreciation Fund.
(d)	Formerly Fidelity VIP Asset Manager Portfolio.
(e)	Statements of Operations and Changes in Net Assets for the period January 1, 2024 to December 6, 2024 (cessation of operations).
(f)	Formerly Pioneer Variable Contracts Trust.
(g)	Formerly Pioneer Fund VCT Portfolio.
(h)	Formerly Pioneer Select Mid Cap Growth VCT Portfolio.
(i)	Formerly BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares.
In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of AGL’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.
The assets of each of the sub-accounts of the Separate Account are registered in the name of AGL. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from AGL’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business of AGL.
Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.
Each subaccount of the Separate Account constitutes a single operating segment and therefore, a single reportable segment. Separate Accounts are structured with a limited purpose by design and their sole purpose, which records and reports the invested funds and activities and performance chosen by contract/policy holders. Investment performance of the subaccounts may vary based on the underlying fund’s investment objectives specified in the fund prospectuses. The chief operating decision maker (CODM) oversees the performance of the underlying funds to evaluate the results of the business and make operational decisions. The accounting policies used to measure the profit and loss of the segment are the same as those described in the summary of significant accounting policies herein.
2.    Summary of Significant Accounting Policy
The financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The Separate Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.
Use of Estimates: The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

28

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.
Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.
An assumed interest rate of 3.00 percent is used in determining annuity payments for all contracts.
At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, AGL makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.
Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.
Income Taxes: The operations of the Separate Account are included in the federal income tax return of AGL, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, AGL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. AGL will periodically review changes in the tax law. AGL retains the right to charge for any federal income tax incurred which is applicable to the Separate Account if the law is changed.
3.    Fair Value Measurements
Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:
•Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.
• Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.
•Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances for these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The Separate Account assets measured at fair value as of December 31, 2025 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2025, and respective hierarchy levels.

29

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
4.    Expenses
Expense charges are applied against the current value of the Separate Account and are paid to AGL as follows:
Separate Account Annual Charges: Deductions for the mortality and expense risk charges and administrative charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to AGL. The mortality risk charge represents compensation to AGL for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to AGL for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The administrative charge reimburses AGL for any administrative expenses incurred under the contract. This includes the expenses for administration and marketing. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.
The exact rate depends on the particular product issued. Expense charges for each product are as follows:

Products	Separate Account Annual Charges*	Annual Maintenance Charge*
AGL Black	1.0017%	N/A
AGL Blue	1.0017%	N/A
AGL Green	1.0017%	N/A
AGL Yellow	1.0017%	N/A
Chairman Variable Annuity	1.40%	N/A
Elite Plus Bonus Variable Annuity**	1.40%	$30
GENERATIONS™	1.40%	$30
Individual Variable Annuity Contract(AGVH)	1.25%	$30
Individual Variable Annuity Contract(AGVU)	1.25%	$30
Platinum Investor®	1.35%	N/A
The One Multi Manager Variable Annuity	1.15%	N/A
Select Reserve	0.40%	N/A
VAriety Plus®	1.55%	$36
WM Advantage	1.40%	N/A
WM Strategic Asset Manager	1.40%	$35

*    An annual maintenance charge may be imposed on the last day of each contract year during the accumulation period for administrative expenses with respect to each contract. The annual maintenance charge is paid by redemption of units outstanding.
**    Elite Plus Bonus Variable Annuity has an additional 0.05% optional death benefit charge and 0.10% optional annual benefit step-up charge.

For the Individual Variable Annuity Contract (Franklin), expense charges for each subaccount are as follows:

Sub-accounts	Separate Account Annual Charges*	Investment Management Charge*
Fidelity VIP Government Money Market Portfolio Initial Class	1.06%	0.23%
VALIC Company I Stock Index Fund (Sub-account A & B)	1.00%	0.29%

*    Total annual Separate Account expenses are capped at 1.44 percent.
Contract Fees, Sales and Administrative Charges: Each year AGL charges an annual contract fee against each contract owner’s account for administrative expenses. These charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.
AGL may deduct a sales charge to cover sales expenses, including commissions under the Individual Variable Annuity Contracts (AGVH & AGVU). The sales charge is deducted from the payments received from contract owners.
Certain purchase payments for the Other Separate Account D Contracts are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payments received. These charges are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets. For these contracts, deductions for sales and administrative charges is up to 6 percent from each group (group contracts are no longer offered) and 8.75 percent from each individual variable annuity contract.

30

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Contract Maintenance Charge for the Elite Plus Bonus Variable Annuity and The One Multi Manager Variable Annuity: During the accumulation phase, an annual contract maintenance charge is assessed by AGL on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by AGL related to the establishment and maintenance of the record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.
For Elite Plus Bonus Variable Annuity product, an annual account maintenance charge of $30 is assessed by AGL on the contract anniversary, unless on contract anniversary the contract value equals or exceeds $40,000, in which case, no account maintenance charge is assessed against the contract.
Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to AGL. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.
For the Variable Annuity Contracts, a minimum withdrawal charge of $5 to a maximum of $5 plus 2 percent may be charge for each withdrawal made before the contract owner reaches the age of 59 ½.
For the Chairman Variable Annuity, the maximum withdrawal charge is 6 percent of purchase payments withdrawn during the first two years after receipt. The percentage declines ratably until elimination after the seventh year.
Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.
A transfer fee of $25 is assessed on each transfer in excess of 12 transfers during the contract year.
Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, AGL will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

31

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
5.    Purchases and Sales of Investments
For the year ended December 31, 2025, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
BNY Mellon IP MidCap Stock Portfolio Initial Shares	$4,938	$23,119
BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	23,013	30,407
BNY Mellon VIF Small Cap Portfolio Initial Shares	1,970	25,554
Fidelity VIP Asset Manager 50% Portfolio Initial Class	27,428	9,530
Fidelity VIP Asset Manager 50% Portfolio Service Class 2	5,953	6,935
Fidelity VIP Contrafund Portfolio Initial Class	254,887	151,629
Fidelity VIP Contrafund Portfolio Service Class 2	95,891	207,629
Fidelity VIP Equity-Income Portfolio Initial Class	57,709	75,462
Fidelity VIP Equity-Income Portfolio Service Class 2	13,514	96,517
Fidelity VIP Government Money Market Portfolio Initial Class	264,613	516,035
Fidelity VIP Growth Portfolio Initial Class	217,085	199,434
Fidelity VIP Growth Portfolio Service Class 2	39,383	196,456
Fidelity VIP High Income Portfolio Initial Class	1,760	1,663
Fidelity VIP Index 500 Portfolio Initial Class	42,328	92,969
Fidelity VIP Investment Grade Bond Portfolio Initial Class	2,140	4,245
Fidelity VIP Overseas Portfolio Initial Class	7,914	1,476
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	25,192	25,178
FTVIP Templeton Developing Markets VIP Fund Class 2	5,255	22,429
FTVIP Templeton Foreign VIP Fund Class 2	12,577	57,194
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	1,709	141
Invesco Comstock Fund Class A	290,742	181,750
Invesco Government Money Market Fund Class AX	1,319	256
Invesco High Yield Fund Class A	12,567	10,384
Invesco V.I. American Franchise Fund Series I	1,081,704	1,516,386
Invesco V.I. American Value Fund Series I	365,759	184,038
Invesco V.I. Comstock Fund Series I	149,041	94,555
Invesco V.I. Core Equity Fund Series I	219,473	287,228
Invesco V.I. Core Plus Bond Fund Series I	4,543	18,411
Invesco V.I. Discovery Large Cap Fund Series I	326,937	411,210
Invesco V.I. EQV International Equity Fund Series 1	55,403	124,757
Invesco V.I. Global Core Equity Fund Series I	52,874	76,148
Invesco V.I. Global Strategic Income Fund Series I	7,677	12,210
Invesco V.I. Government Securities Fund Series I	52,207	64,336
Invesco V.I. Growth and Income Fund Series I	567,885	780,697
Invesco V.I. High Yield Fund Series I	12,443	49,697
Invesco V.I. Main Street Fund Series I	214,814	539,518
Invesco V.I. Main Street Small Cap Fund Series I	100,249	49,860
Janus Henderson Enterprise Portfolio Service Shares	9,427	16,532
Janus Henderson Global Research Portfolio Service Shares	858	174
Janus Henderson Overseas Portfolio Service Shares	3,469	31,066
Janus Henderson Research Portfolio Service Shares	19,382	112,515
LVIP American Century Value Fund Standard Class II	16,667	141,270
LVIP JPMorgan Core Bond Fund Standard Class	57,187	191,570
LVIP JPMorgan Mid Cap Value Fund Standard Class	181,214	175,269
LVIP JPMorgan Small Cap Core Fund Standard Class	1,925	291
LVIP JPMorgan U.S. Equity Fund Standard Class	87,008	325,055
MFS VIT Growth Series Initial Class	246,934	320,457
MFS VIT Investors Trust Series Initial Class	241,428	21,793
MFS VIT New Discovery Series Initial Class	0	663
MFS VIT Research Series Initial Class	156,898	125,490
MFS VIT Total Return Series Initial Class	90,956	39,236
MFS VIT Utilities Series Initial Class	28,195	38,754

32

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
MFS VIT II Core Equity Portfolio Initial Class	$188,125	$259,825
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	19,840	62,308
Morgan Stanley VIF Global Strategist Portfolio Class I	9,477	15,074
Morgan Stanley VIF Growth Portfolio Class I	1,617	213,985
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	2,945	373
PIMCO Real Return Portfolio Administrative Class	2,682	36,824
PIMCO Short-Term Portfolio Administrative Class	647	245
PIMCO Total Return Portfolio Administrative Class	3,947	74,168
PVC Core Plus Bond Account Class 1	29,060	100,802
PVC Diversified International Account Class 1	91,299	61,439
PVC Equity Income Account Class 1	221,637	1,458,704
PVC Government & High Quality Bond Account Class 1	14,583	53,608
PVC Large Cap Growth Account I Class 1	1,607,819	742,958
PVC Principal Capital Appreciation Account Class 1	893,848	1,065,337
PVC SAM Balanced Portfolio Class 1	817,294	3,230,236
PVC SAM Conservative Balanced Portfolio Class 1	8,417	63,017
PVC SAM Conservative Growth Portfolio Class 1	1,174,508	2,315,447
PVC SAM Flexible Income Portfolio Class 1	28,276	43,295
PVC SAM Strategic Growth Portfolio Class 1	347,439	1,381,313
PVC Short-Term Income Account Class 1	13,209	12,230
PVC SmallCap Account Class 1	134,095	221,280
Putnam VT Focused International Equity Fund Class IB	2,247	1,054
Putnam VT International Value Fund Class IB	903	18,099
Putnam VT Large Cap Value Fund Class IB	30,715	125,496
VALIC Company I Core Bond Fund	7,490	2,867
VALIC Company I Government Securities Fund	12,981	24,466
VALIC Company I High Yield Bond Fund	3,424	2,876
VALIC Company I International Equities Index Fund	20,692	89,697
VALIC Company I Mid Cap Index Fund	77,933	189,259
VALIC Company I Mid Cap Value Fund	120,165	260,559
VALIC Company I Nasdaq-100 Index Fund	49,387	4,517
VALIC Company I Science & Technology Fund	118	14,138
VALIC Company I Small Cap Index Fund	7,224	1,439
VALIC Company I Stock Index Fund	472,802	2,665,270
VALIC Company I Systematic Core Fund	128,553	152,995
VALIC Company I Systematic Growth Fund	6,934	367
Victory Pioneer Fund VCT Portfolio Class I	23,084	4,113
Victory Pioneer Select Mid Cap Growth VCT Portfolio Class I	33,797	49,139

33

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
6.    Financial Highlights
The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2025, follows:

	December 31, 2025				For the Year Ended December 31, 2025
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
BNY Mellon IP MidCap Stock Portfolio Initial Shares	719		45.09	32,420	0.84		1.35		8.59
BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	7,081		39.86	282,285	0.25		1.35		14.42
BNY Mellon VIF Small Cap Portfolio Initial Shares	4,012		32.32	129,655	0.68		1.35		9.50
Fidelity VIP Asset Manager 50% Portfolio Initial Class	26,786	7.73	19.21	364,356	2.56	1.40	1.55	13.22	13.39
Fidelity VIP Asset Manager 50% Portfolio Service Class 2	3,357		25.73	86,359	2.38		1.35		13.11
Fidelity VIP Contrafund Portfolio Initial Class	22,682		73.08	1,657,620	0.14		1.40		19.79
Fidelity VIP Contrafund Portfolio Service Class 2	8,001		77.30	618,555	0.00		1.35		19.57
Fidelity VIP Equity-Income Portfolio Initial Class	24,640		32.09	790,781	1.76		1.40		17.37
Fidelity VIP Equity-Income Portfolio Service Class 2	4,697		40.95	192,322	1.34		1.35		17.15
Fidelity VIP Government Money Market Portfolio Initial Class	355,446	10.99	11.33	3,911,797	4.08	0.75	1.55	2.53	3.36
Fidelity VIP Growth Portfolio Initial Class	27,831		59.51	1,656,313	0.28		1.40		13.30
Fidelity VIP Growth Portfolio Service Class 2	5,719		53.35	305,113	0.04		1.35		13.07
Fidelity VIP High Income Portfolio Initial Class	2,246		12.43	27,918	6.42		1.40		8.83
Fidelity VIP Index 500 Portfolio Initial Class	51,617		48.41	2,498,657	1.14		1.40		16.14
Fidelity VIP Investment Grade Bond Portfolio Initial Class	4,813		11.68	56,218	3.53		1.40		5.73
Fidelity VIP Overseas Portfolio Initial Class	4,380		17.70	77,552	1.69		1.40		18.72
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	9,990		44.33	442,851	0.00		1.15		1.34
FTVIP Templeton Developing Markets VIP Fund Class 2	6,251	37.38	39.66	274,141	0.53	1.15	1.50	44.08	44.59
FTVIP Templeton Foreign VIP Fund Class 2	6,200	20.98	21.54	139,831	2.13	1.35	1.50	27.26	27.46
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	174		66.34	11,568	0.00		1.35		16.34
Invesco Comstock Fund Class A	18,150		143.50	2,602,638	1.63		0.75		16.28
Invesco Government Money Market Fund Class AX	3,245		10.70	33,603	3.99		0.75		3.16
Invesco High Yield Fund Class A	11,641		17.05	198,527	6.38		0.75		6.50
Invesco V.I. American Franchise Fund Series I	116,568	63.69	80.68	10,877,347	0.00	1.15	1.50	9.99	10.38
Invesco V.I. American Value Fund Series I	43,397		57.26	2,484,778	0.44		1.40		19.32
Invesco V.I. Comstock Fund Series I	33,917		37.71	1,279,087	1.65		1.40		15.81
Invesco V.I. Core Equity Fund Series I	64,541	40.39	42.14	2,699,951	0.66	1.15	1.35	14.61	14.83
Invesco V.I. Core Plus Bond Fund Series I	5,374	15.41	15.77	84,440	4.04	1.40	1.50	5.49	5.59
Invesco V.I. Discovery Large Cap Fund Series I	41,985	66.97	67.47	2,815,292	0.00	1.40	1.50	11.11	11.22
Invesco V.I. EQV International Equity Fund Series 1	23,370	28.65	29.67	689,578	1.43	1.15	1.35	14.94	15.16
Invesco V.I. Global Core Equity Fund Series I	35,323		18.12	640,028	1.35		1.40		13.96
Invesco V.I. Global Strategic Income Fund Series I	10,896	11.27	11.81	127,352	6.03	1.15	1.50	11.29	11.68
Invesco V.I. Government Securities Fund Series I	67,179	10.41	10.88	716,908	3.07	1.25	1.55	5.72	6.04
Invesco V.I. Growth and Income Fund Series I	152,519	42.23	61.56	6,476,025	1.40	1.25	1.40	14.01	14.18
Invesco V.I. High Yield Fund Series I	7,992	15.56	15.67	124,571	8.10	1.35	1.40	5.24	5.29
Invesco V.I. Main Street Fund Series I	58,902	48.21	53.92	3,118,605	0.53	1.40	1.50	14.19	14.31
Invesco V.I. Main Street Small Cap Fund Series I	12,216	71.42	81.19	962,255	0.44	1.40	1.50	7.07	7.18
Janus Henderson Enterprise Portfolio Service Shares	2,815		35.28	99,313	0.05		1.35		5.97
Janus Henderson Global Research Portfolio Service Shares	382		25.82	9,879	0.42		1.35		18.98
Janus Henderson Overseas Portfolio Service Shares	9,447	25.42	25.48	245,812	1.31	1.35	1.50	26.65	26.86
Janus Henderson Research Portfolio Service Shares	5,669	42.15	43.23	244,887	0.00	1.40	1.50	16.33	16.44
LVIP American Century Value Fund Standard Class II	3,273		57.69	188,854	1.19		1.35		14.47
LVIP JPMorgan Core Bond Fund Standard Class	73,694		21.53	1,586,462	3.52		1.15		6.17
LVIP JPMorgan Mid Cap Value Fund Standard Class	20,120		72.43	1,457,215	1.07		1.15		3.51
LVIP JPMorgan Small Cap Core Fund Standard Class	596		39.55	23,565	0.62		1.35		8.79
LVIP JPMorgan U.S. Equity Fund Standard Class	41,292		63.90	2,638,589	0.44		1.15		13.22
MFS VIT Growth Series Initial Class	23,077	53.80	69.41	1,379,395	0.00	1.35	1.40	10.64	10.69
MFS VIT Investors Trust Series Initial Class	16,879		34.67	585,237	1.61		1.40		11.99
MFS VIT New Discovery Series Initial Class	1,347		39.46	53,170	0.00		1.35		11.45
MFS VIT Research Series Initial Class	17,774	36.60	41.55	657,403	0.89	1.35	1.40	11.28	11.34
MFS VIT Total Return Series Initial Class	19,837		23.85	473,016	2.78		1.40		9.62
MFS VIT Utilities Series Initial Class	15,141		45.50	688,957	2.92		1.40		13.41
MFS VIT II Core Equity Portfolio Initial Class	50,131	30.26	30.72	1,804,161	0.44	1.35	1.50	10.82	11.00
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	33,955		16.59	563,409	0.41		1.40		31.12
Morgan Stanley VIF Global Strategist Portfolio Class I	22,630		12.56	284,130	0.00		1.40		15.77
Morgan Stanley VIF Growth Portfolio Class I	26,793	78.08	102.02	2,194,607	0.00	1.35	1.40	33.84	33.90
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	675		33.35	22,512	0.00		1.35		4.04
PIMCO Real Return Portfolio Administrative Class	3,570		23.00	82,106	2.75		1.35		6.40
PIMCO Short-Term Portfolio Administrative Class	1,062		13.85	14,712	4.46		1.35		3.27
PIMCO Total Return Portfolio Administrative Class	4,142		21.05	87,174	3.28		1.35		7.43
PVC Core Plus Bond Account Class 1	67,298		10.13	681,909	3.97		1.40		5.97
PVC Diversified International Account Class 1	270,489	3.75	13.41	1,259,956	2.24		1.40		30.52
PVC Equity Income Account Class 1	53,030	7.52	37.94	1,498,841	1.69		1.40		13.90
PVC Government & High Quality Bond Account Class 1	120,893	2.12	8.52	400,223	3.55		1.40		6.41

34

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2025				For the Year Ended December 31, 2025
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
PVC Large Cap Growth Account I Class 1	473,498		22.47	10,637,318	0.00		1.40		9.85
PVC Principal Capital Appreciation Account Class 1	584,739	10.08	65.16	11,268,550	0.48		1.40		11.95
PVC SAM Balanced Portfolio Class 1	433,153	4.16	27.13	6,894,900	2.50		1.40		12.42
PVC SAM Conservative Balanced Portfolio Class 1	9,101	3.09	16.13	118,747	3.30		1.40		10.13
PVC SAM Conservative Growth Portfolio Class 1	1,317,305	4.70	32.75	13,692,999	1.66		1.40		13.95
PVC SAM Flexible Income Portfolio Class 1	88,337	2.73	16.24	723,402	3.59		1.40		8.43
PVC SAM Strategic Growth Portfolio Class 1	153,966	4.84	39.02	4,206,010	1.19		1.40		15.24
PVC Short-Term Income Account Class 1	112,807	1.95	8.66	248,758	4.48		1.40		4.01
PVC SmallCap Account Class 1	314,386	7.09	21.78	2,610,675	0.31		1.40		13.50
Putnam VT Focused International Equity Fund Class IB	3,102	20.87	30.26	81,542	3.16	1.15	1.50	34.40	34.87
Putnam VT International Value Fund Class IB	1,200		25.46	30,546	1.57		1.35		32.87
Putnam VT Large Cap Value Fund Class IB	8,994		44.97	404,449	1.24		1.35		18.74
VALIC Company I Core Bond Fund	5,599	24.84	25.48	142,264	3.76	1.40	1.50	6.03	6.13
VALIC Company I Government Securities Fund	19,389	3.00	16.32	339,485	2.96	1.33	1.50	5.06	5.87
VALIC Company I High Yield Bond Fund	1,729	31.11	31.91	54,615	6.37	1.40	1.50	7.73	7.84
VALIC Company I International Equities Index Fund	26,329	2.81	20.30	501,593	3.16	1.35	1.55	28.80	29.06
VALIC Company I Mid Cap Index Fund	8,060	45.12	76.42	549,671	1.18	1.35	1.40	5.47	5.52
VALIC Company I Mid Cap Value Fund	24,503	53.13	54.49	1,329,440	0.73	1.40	1.50	5.62	5.73
VALIC Company I Nasdaq-100 Index Fund	3,169	59.97	120.61	324,435	0.40	1.35	1.40	18.75	18.81
VALIC Company I Science & Technology Fund	18,389	15.69	44.26	393,537	0.00	0.40	1.50	20.73	22.08
VALIC Company I Small Cap Index Fund	1,878	39.22	46.67	75,164	1.11	1.35	1.40	10.67	10.72
VALIC Company I Stock Index Fund	128,941	24.54	70.21	16,788,464	1.13	0.75	1.55	15.74	16.67
VALIC Company I Systematic Core Fund	47,040	44.34	69.61	3,096,494	0.80	1.40	1.50	13.05	13.16
VALIC Company I Systematic Growth Fund	1,029		99.68	102,538	0.08		0.40		17.19
Victory Pioneer Fund VCT Portfolio Class I	2,915		64.36	187,606	0.44		1.35		21.70
Victory Pioneer Select Mid Cap Growth VCT Portfolio Class I	6,480		48.08	311,548	0.00		1.35		18.86

	December 31, 2024				For the Year Ended December 31, 2024
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
BNY Mellon IP MidCap Stock Portfolio Initial Shares	1,234		41.52	51,249	1.03		1.35		11.10
BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	7,910		34.84	275,591	0.59		1.35		23.21
BNY Mellon VIF Small Cap Portfolio Initial Shares	4,899		29.51	144,578	0.68		1.35		3.21
Fidelity VIP Asset Manager 50% Portfolio Initial Class	26,864	6.83	16.94	322,750	2.29	1.40	1.55	6.82	6.98
Fidelity VIP Asset Manager 50% Portfolio Service Class 2	3,585		22.75	81,537	2.39		1.35		6.78
Fidelity VIP Contrafund Portfolio Initial Class	24,612		61.01	1,501,472	0.19		1.40		31.92
Fidelity VIP Contrafund Portfolio Service Class 2	10,930		64.65	706,634	0.03		1.35		31.65
Fidelity VIP Equity-Income Portfolio Initial Class	26,835		27.34	733,782	1.76		1.40		13.74
Fidelity VIP Equity-Income Portfolio Service Class 2	7,288		34.95	254,725	1.64		1.35		13.51
Fidelity VIP Government Money Market Portfolio Initial Class	388,774	10.72	10.97	4,170,860	4.79	0.75	1.55	3.48	4.31
Fidelity VIP Growth Portfolio Initial Class	31,281		52.53	1,643,031	0.00		1.40		28.57
Fidelity VIP Growth Portfolio Service Class 2	9,570		47.18	451,507	0.00		1.35		28.32
Fidelity VIP High Income Portfolio Initial Class	2,356		11.42	26,906	5.51		1.40		7.45
Fidelity VIP Index 500 Portfolio Initial Class	52,880		41.68	2,204,071	1.28		1.40		23.15
Fidelity VIP Investment Grade Bond Portfolio Initial Class	5,097		11.05	56,307	3.17		1.40		0.37
Fidelity VIP Overseas Portfolio Initial Class	4,406		14.91	65,701	1.69		1.40		3.58
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	10,445		43.75	456,946	0.00		1.15		9.75
FTVIP Templeton Developing Markets VIP Fund Class 2	6,758	25.94	27.43	205,477	4.08	1.15	1.50	6.05	6.42
FTVIP Templeton Foreign VIP Fund Class 2	9,204	16.46	16.92	160,679	2.65	1.35	1.50	-2.49	-2.33
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	174		57.02	9,944	0.00		1.35		30.58
Invesco Comstock Fund Class A	18,775		123.41	2,315,369	1.76		0.75		14.16
Invesco Government Money Market Fund Class AX	3,245		10.37	32,575	4.90		0.75		4.07
Invesco High Yield Fund Class A	12,195		16.01	195,278	6.59		0.75		6.93
Invesco V.I. American Franchise Fund Series I	129,476	57.70	73.35	11,107,708	0.00	1.15	1.50	32.86	33.33
Invesco V.I. American Value Fund Series I	46,259		47.99	2,219,741	1.00		1.40		28.59
Invesco V.I. Comstock Fund Series I	36,203		32.56	1,178,865	1.79		1.40		13.57
Invesco V.I. Core Equity Fund Series I	71,052	35.25	36.70	2,588,896	0.71	1.15	1.35	23.91	24.16
Invesco V.I. Core Plus Bond Fund Series I	6,441	14.60	14.93	95,888	3.12	1.40	1.50	1.51	1.61
Invesco V.I. Discovery Large Cap Fund Series I	47,839	60.27	60.67	2,885,972	0.00	1.40	1.50	32.14	32.27
Invesco V.I. EQV International Equity Fund Series 1	27,612	24.93	25.77	706,529	1.76	1.15	1.35	-0.74	-0.55
Invesco V.I. Global Core Equity Fund Series I	39,372		15.90	626,036	1.16		1.40		15.21
Invesco V.I. Global Strategic Income Fund Series I	11,819	10.13	10.57	123,767	2.99	1.15	1.50	1.61	1.97
Invesco V.I. Government Securities Fund Series I	69,582	9.85	10.26	701,208	2.54	1.25	1.55	0.15	0.45
Invesco V.I. Growth and Income Fund Series I	170,321	37.04	53.92	6,344,883	1.50	1.25	1.40	14.38	14.55
Invesco V.I. High Yield Fund Series I	11,010	14.78	14.89	162,966	5.36	1.35	1.40	6.22	6.28
Invesco V.I. Main Street Fund Series I	68,786	42.22	47.17	3,193,891	0.00	1.40	1.50	21.78	21.91
Invesco V.I. Main Street Small Cap Fund Series I	12,663	66.71	75.75	931,506	0.00	1.40	1.50	10.99	11.10

35

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2024				For the Year Ended December 31, 2024
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Janus Henderson Enterprise Portfolio Service Shares	3,256		33.29	108,399	0.62		1.35		13.77
Janus Henderson Global Research Portfolio Service Shares	384		21.70	8,346	0.57		1.35		21.60
Janus Henderson Overseas Portfolio Service Shares	10,642	20.04	20.12	218,497	1.29	1.35	1.50	3.99	4.15
Janus Henderson Research Portfolio Service Shares	8,570	36.24	37.13	318,018	0.00	1.40	1.50	32.93	33.06
LVIP American Century Value Fund Standard Class II	5,954		50.40	300,113	2.98		1.35		8.01
LVIP JPMorgan Core Bond Fund Standard Class	81,793		20.28	1,658,535	4.27		1.15		0.54
LVIP JPMorgan Mid Cap Value Fund Standard Class	22,358		69.97	1,564,380	1.23		1.15		12.96
LVIP JPMorgan Small Cap Core Fund Standard Class	596		36.35	21,660	0.84		1.35		10.20
LVIP JPMorgan U.S. Equity Fund Standard Class	46,146		56.44	2,604,402	0.54		1.15		22.55
MFS VIT Growth Series Initial Class	29,147	48.63	62.71	1,562,706	0.00	1.35	1.40	29.63	29.69
MFS VIT Investors Trust Series Initial Class	17,241		30.96	533,791	0.73		1.40		17.85
MFS VIT New Discovery Series Initial Class	1,347		35.41	47,709	0.00		1.35		5.28
MFS VIT Research Series Initial Class	21,338	32.89	37.32	707,978	0.63	1.35	1.40	17.21	17.27
MFS VIT Total Return Series Initial Class	19,167		21.75	416,934	2.47		1.40		6.25
MFS VIT Utilities Series Initial Class	15,831		40.12	635,177	2.32		1.40		10.10
MFS VIT II Core Equity Portfolio Initial Class	58,055	27.30	27.67	1,856,718	0.59	1.35	1.50	18.30	18.49
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	37,550		12.66	475,195	1.18		1.40		6.31
Morgan Stanley VIF Global Strategist Portfolio Class I	23,571		10.84	255,616	0.00		1.40		5.97
Morgan Stanley VIF Growth Portfolio Class I	29,362	58.34	76.19	1,806,034	0.00	1.35	1.40	44.54	44.62
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	—		42.69	—	2.63		1.40		13.80
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	677		32.06	21,696	0.00		1.35		22.35
PIMCO Real Return Portfolio Administrative Class	5,214		21.62	112,714	2.57		1.35		0.75
PIMCO Short-Term Portfolio Administrative Class	1,066		13.41	14,296	4.96		1.35		4.62
PIMCO Total Return Portfolio Administrative Class	7,838		19.59	153,550	4.04		1.35		1.15
PVC Core Plus Bond Account Class 1	76,634		9.56	732,780	3.01		1.40		-0.51
PVC Diversified International Account Class 1	282,246	2.87	10.27	1,003,594	3.09		1.40		3.24
PVC Equity Income Account Class 1	93,140	6.60	33.31	2,651,921	2.10		1.40		13.88
PVC Government & High Quality Bond Account Class 1	138,332	1.99	8.00	422,350	2.95		1.40		-0.79
PVC Large Cap Growth Account I Class 1	502,432		20.45	10,275,679	0.00		1.40		23.39
PVC Principal Capital Appreciation Account Class 1	620,886	9.00	58.21	10,954,769	0.76		1.40		24.09
PVC SAM Balanced Portfolio Class 1	839,162	3.70	24.13	9,004,041	2.05		1.40		11.05
PVC SAM Conservative Balanced Portfolio Class 1	12,987	2.81	14.65	164,754	2.55		1.40		7.44
PVC SAM Conservative Growth Portfolio Class 1	1,433,240	4.13	28.74	14,037,841	1.49		1.40		13.62
PVC SAM Flexible Income Portfolio Class 1	94,072	2.52	14.98	696,702	2.89		1.40		5.20
PVC SAM Strategic Growth Portfolio Class 1	192,699	4.20	33.86	4,961,577	1.09		1.40		15.39
PVC Short-Term Income Account Class 1	115,566	1.88	8.33	245,637	3.46		1.40		3.62
PVC SmallCap Account Class 1	341,757	6.24	19.19	2,484,588	0.36		1.40		5.50
Putnam VT Focused International Equity Fund Class IB	3,110	15.53	22.44	60,648	1.66	1.15	1.50	1.74	2.10
Putnam VT International Value Fund Class IB	1,936		19.16	37,091	2.85		1.35		3.80
Putnam VT Large Cap Value Fund Class IB	12,015		37.87	455,050	1.14		1.35		17.54
VALIC Company I Core Bond Fund	5,540	23.43	24.01	132,648	3.78	1.40	1.50	0.16	0.26
VALIC Company I Government Securities Fund	20,313	2.84	15.54	339,172	3.59	1.33	1.50	-0.38	0.48
VALIC Company I High Yield Bond Fund	1,796	28.88	29.59	52,632	5.50	1.40	1.50	4.92	5.03
VALIC Company I International Equities Index Fund	30,472	2.18	15.73	466,716	2.51	1.35	1.55	1.53	1.74
VALIC Company I Mid Cap Index Fund	10,586	42.78	72.42	690,335	1.40	1.35	1.40	11.92	11.98
VALIC Company I Mid Cap Value Fund	28,977	50.30	51.54	1,488,133	1.24	1.40	1.50	9.18	9.29
VALIC Company I Nasdaq-100 Index Fund	3,177	50.48	101.57	273,594	0.33	1.35	1.40	23.52	23.59
VALIC Company I Science & Technology Fund	18,639	12.85	36.66	332,831	0.00	0.40	1.50	30.61	32.07
VALIC Company I Small Cap Index Fund	1,742	35.44	42.15	63,118	1.63	1.35	1.40	9.66	9.71
VALIC Company I Stock Index Fund	138,807	21.20	60.18	16,700,578	1.15	0.75	1.55	22.74	23.73
VALIC Company I Systematic Core Fund	48,799	39.23	61.51	2,843,346	1.02	1.40	1.50	21.25	21.38
VALIC Company I Systematic Growth Fund	1,029		85.06	87,492	0.00		0.40		33.94
Victory Pioneer Fund VCT Portfolio Class I	2,947		52.88	155,829	0.73		1.35		21.00
Victory Pioneer Select Mid Cap Growth VCT Portfolio Class I	7,474		40.45	302,320	0.00		1.35		22.26

	December 31, 2023				For the Year Ended December 31, 2023
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
BNY Mellon IP MidCap Stock Portfolio Initial Shares	2,043		37.38	76,365	0.76		1.35		16.73
BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	9,432		28.28	266,736	0.72		1.35		22.17
BNY Mellon VIF Small Cap Portfolio Initial Shares	4,925		28.60	140,833	0.32		1.35		7.82
Fidelity VIP Asset Manager 50% Portfolio Initial Class	34,437	6.39	15.84	365,664	2.36	1.40	1.55	11.21	11.38
Fidelity VIP Asset Manager 50% Portfolio Service Class 2	3,588		21.30	76,438	2.20		1.35		11.15
Fidelity VIP Contrafund Portfolio Initial Class	28,871		46.24	1,335,129	0.49		1.40		31.60
Fidelity VIP Contrafund Portfolio Service Class 2	11,166		49.11	548,334	0.27		1.35		31.34

36

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2023				For the Year Ended December 31, 2023
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Fidelity VIP Equity-Income Portfolio Initial Class	29,900		24.04	718,842	1.86		1.40		9.11
Fidelity VIP Equity-Income Portfolio Service Class 2	7,773		30.79	239,367	1.67		1.35		8.90
Fidelity VIP Government Money Market Portfolio Initial Class	393,451	10.36	10.57	4,060,318	4.67	0.40	1.55	3.28	4.48
Fidelity VIP Growth Portfolio Initial Class	33,991		40.85	1,388,649	0.12		1.40		34.35
Fidelity VIP Growth Portfolio Service Class 2	10,134		36.77	372,610	0.00		1.35		34.07
Fidelity VIP High Income Portfolio Initial Class	2,896		10.63	30,780	5.59		1.40		8.95
Fidelity VIP Index 500 Portfolio Initial Class	64,014	12.49	33.84	2,033,853	1.45	1.40	1.55	24.26	24.44
Fidelity VIP Investment Grade Bond Portfolio Initial Class	6,421		11.01	70,669	2.48		1.40		4.73
Fidelity VIP Overseas Portfolio Initial Class	4,726		14.40	68,043	1.07		1.40		18.84
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	11,119		39.86	443,212	0.00		1.15		25.28
FTVIP Templeton Developing Markets VIP Fund Class 2	8,146	24.46	25.77	234,720	2.19	1.15	1.50	10.94	11.33
FTVIP Templeton Foreign VIP Fund Class 2	10,913	16.86	17.36	196,192	3.12	1.35	1.50	18.95	19.14
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	937		43.67	40,898	0.00		1.35		40.04
Invesco Comstock Fund Class A	19,073		108.10	2,060,337	1.65		0.75		11.40
Invesco Government Money Market Fund Class AX	3,245		9.96	31,302	4.70		0.75		3.96
Invesco High Yield Fund Class A	12,247		14.98	183,405	5.75		0.75		9.07
Invesco V.I. American Franchise Fund Series I	144,079	43.28	55.21	9,399,257	0.00	1.15	1.50	38.82	39.31
Invesco V.I. American Value Fund Series I	52,112		37.32	1,944,642	0.57		1.40		14.00
Invesco V.I. Comstock Fund Series I	42,669		28.67	1,223,444	1.68		1.40		10.80
Invesco V.I. Core Equity Fund Series I	78,367	28.44	29.56	2,299,201	0.73	1.15	1.35	21.71	21.95
Invesco V.I. Core Plus Bond Fund Series I	8,583	14.39	14.70	125,858	2.40	1.40	1.50	4.55	4.66
Invesco V.I. Discovery Large Cap Fund Series I	55,671	45.61	45.87	2,540,442	0.00	1.40	1.50	33.36	33.49
Invesco V.I. EQV International Equity Fund Series 1	30,011	25.11	25.91	772,733	0.17	1.15	1.35	16.57	16.79
Invesco V.I. Global Core Equity Fund Series I	44,389		13.80	612,609	0.57		1.40		20.04
Invesco V.I. Global Strategic Income Fund Series I	12,828	9.97	10.37	131,903	0.00	1.15	1.50	7.26	7.63
Invesco V.I. Government Securities Fund Series I	72,361	9.83	10.88	728,410	2.71	0.75	1.55	3.02	3.84
Invesco V.I. Growth and Income Fund Series I	182,905	32.38	47.07	5,958,191	1.47	1.25	1.40	11.10	11.27
Invesco V.I. High Yield Fund Series I	12,664	13.92	14.01	176,457	4.87	1.35	1.40	8.65	8.70
Invesco V.I. Main Street Fund Series I	85,963	34.67	38.69	3,271,788	0.84	1.40	1.50	21.38	21.50
Invesco V.I. Main Street Small Cap Fund Series I	14,615	60.10	68.19	957,592	1.11	1.40	1.50	16.36	16.48
Janus Henderson Enterprise Portfolio Service Shares	3,599		29.26	105,320	0.09		1.35		16.20
Janus Henderson Global Research Portfolio Service Shares	471		17.85	8,405	0.73		1.35		24.78
Janus Henderson Overseas Portfolio Service Shares	12,889	19.24	19.35	254,258	1.43	1.35	1.50	8.93	9.11
Janus Henderson Research Portfolio Service Shares	9,793	27.26	27.90	273,143	0.06	1.40	1.50	40.68	40.82
LVIP American Century Value Fund Standard Class II	6,150		46.67	287,026	2.33		1.35		7.64
LVIP JPMorgan Core Bond Fund Standard Class	89,245		20.17	1,799,841	3.64		1.15		4.69
LVIP JPMorgan Mid Cap Value Fund Standard Class	24,704		61.94	1,530,160	2.97		1.15		9.64
LVIP JPMorgan Small Cap Core Fund Standard Class	596		32.99	19,655	1.30		1.35		11.59
LVIP JPMorgan U.S. Equity Fund Standard Class	48,117		46.05	2,215,955	1.54		1.15		25.70
MFS VIT Growth Series Initial Class	32,103	37.51	48.35	1,329,257	0.00	1.35	1.40	33.98	34.05
MFS VIT Investors Trust Series Initial Class	18,493		26.27	485,801	0.74		1.40		17.33
MFS VIT New Discovery Series Initial Class	1,453		33.63	48,853	0.00		1.35		12.88
MFS VIT Research Series Initial Class	23,471	28.06	31.82	663,874	0.52	1.35	1.40	20.72	20.78
MFS VIT Total Return Series Initial Class	23,727		20.47	485,800	1.99		1.40		8.91
MFS VIT Utilities Series Initial Class	20,238		36.44	737,503	3.52		1.40		-3.47
MFS VIT II Core Equity Portfolio Initial Class	64,873	23.08	23.36	1,732,031	0.53	1.35	1.50	21.30	21.49
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	57,108		11.90	679,806	1.58		1.40		10.42
Morgan Stanley VIF Global Strategist Portfolio Class I	23,528		10.23	240,791	1.71		1.40		12.49
Morgan Stanley VIF Growth Portfolio Class I	33,084	40.36	52.69	1,413,407	0.00	1.35	1.40	46.61	46.68
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	6,289		37.51	235,920	2.10		1.40		12.93
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	2,024		26.20	53,045	0.00		1.35		16.57
PIMCO Real Return Portfolio Administrative Class	5,882		21.45	126,194	2.92		1.35		2.28
PIMCO Short-Term Portfolio Administrative Class	1,210		12.82	15,508	4.44		1.35		4.49
PIMCO Total Return Portfolio Administrative Class	8,128		19.37	157,413	3.53		1.35		4.52
PVC Core Plus Bond Account Class 1	96,146		9.61	924,047	2.81		1.40		3.88
PVC Diversified International Account Class 1	323,423	2.78	9.95	1,104,925	1.27		1.40		15.82
PVC Equity Income Account Class 1	102,033	5.80	29.25	2,564,150	2.05		1.40		9.67
PVC Government & High Quality Bond Account Class 1	170,548	2.01	8.07	500,724	2.28		1.40		3.19
PVC Large Cap Growth Account I Class 1	567,930		16.58	9,413,516	0.00		1.40		38.40
PVC Principal Capital Appreciation Account Class 1	656,371	7.25	46.91	9,421,122	0.79		1.40		23.41
PVC SAM Balanced Portfolio Class 1	913,753	3.33	21.73	8,897,111	2.32		1.40		14.39
PVC SAM Conservative Balanced Portfolio Class 1	13,778	2.61	13.63	164,120	1.98		1.40		10.42
PVC SAM Conservative Growth Portfolio Class 1	1,471,867	3.63	25.30	13,123,203	1.72		1.40		17.72
PVC SAM Flexible Income Portfolio Class 1	118,206	2.39	14.24	845,745	3.14		1.40		7.85
PVC SAM Strategic Growth Portfolio Class 1	206,732	3.64	29.35	4,711,834	1.37		1.40		20.17
PVC Short-Term Income Account Class 1	127,145	1.81	8.04	259,275	1.83		1.40		4.14
PVC SmallCap Account Class 1	403,805	5.92	18.19	2,752,904	0.29		1.40		13.93

37

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2023				For the Year Ended December 31, 2023
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Putnam VT Focused International Equity Fund Class IB	3,106	15.26	21.97	59,575	0.95	1.15	1.50	17.46	17.88
Putnam VT International Value Fund Class IB	2,778		18.46	51,286	1.48		1.35		17.09
Putnam VT Large Cap Value Fund Class IB	12,343		32.22	397,727	1.96		1.35		14.12
VALIC Company I Core Bond Fund	6,443	23.39	23.94	153,910	2.30	1.40	1.50	4.92	5.02
VALIC Company I Government Securities Fund	20,742	2.82	15.60	347,523	2.71	1.33	1.50	2.65	3.54
VALIC Company I High Yield Bond Fund	1,844	27.52	28.17	51,483	6.26	1.40	1.50	11.45	11.56
VALIC Company I International Equities Index Fund	37,613	2.15	19.91	578,476	2.56	0.40	1.55	15.45	16.79
VALIC Company I Mid Cap Index Fund	14,184	38.23	66.96	856,098	1.21	0.40	1.40	14.33	15.48
VALIC Company I Mid Cap Value Fund	38,158	46.07	47.16	1,794,694	0.77	1.40	1.50	15.23	15.34
VALIC Company I Nasdaq-100 Index Fund	3,226	40.84	82.22	223,469	0.27	1.35	1.40	52.36	52.43
VALIC Company I Science & Technology Fund	19,214	9.73	28.07	268,541	0.00	0.40	1.50	53.47	55.17
VALIC Company I Small Cap Index Fund	3,406	32.32	38.42	112,379	1.36	1.35	1.40	14.74	14.80
VALIC Company I Stock Index Fund	162,898	17.28	47.68	15,913,590	1.34	0.40	1.55	23.87	25.30
VALIC Company I Systematic Core Fund	53,057	32.35	50.68	2,557,508	0.95	1.40	1.50	22.17	22.30
VALIC Company I Systematic Growth Fund	1,029		63.50	65,319	0.00		0.40		44.23
Victory Pioneer Fund VCT Portfolio Class I	4,430		43.70	193,606	0.86		1.35		27.21
Victory Pioneer Select Mid Cap Growth VCT Portfolio Class I	7,697		33.09	254,671	0.00		1.35		17.18

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
BNY Mellon IP MidCap Stock Portfolio Initial Shares	2,098		32.02	67,194	0.67		1.35		-15.23
BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	9,739		23.15	225,438	0.49		1.35		-23.91
BNY Mellon VIF Small Cap Portfolio Initial Shares	5,237		26.52	138,910	0.00		1.35		-17.74
Fidelity VIP Asset Manager 50% Portfolio Initial Class	34,770	5.75	14.22	333,111	1.54	1.40	1.55	-16.24	-16.12
Fidelity VIP Asset Manager 50% Portfolio Service Class 2	3,592		19.17	68,840	1.82		1.35		-16.29
Fidelity VIP Contrafund Portfolio Initial Class	31,789		35.14	1,117,032	0.45		1.40		-27.34
Fidelity VIP Contrafund Portfolio Service Class 2	11,520		37.39	430,753	0.22		1.35		-27.47
Fidelity VIP Equity-Income Portfolio Initial Class	32,042		22.03	706,001	1.62		1.40		-6.28
Fidelity VIP Equity-Income Portfolio Service Class 2	8,508		28.28	240,576	1.68		1.35		-6.51
Fidelity VIP Government Money Market Portfolio Initial Class	417,058	10.03	10.11	4,146,067	2.18	0.40	1.55	0.54	1.06
Fidelity VIP Growth Portfolio Initial Class	40,573		30.41	1,233,755	0.58		1.40		-25.51
Fidelity VIP Growth Portfolio Service Class 2	10,541		27.42	289,066	0.33		1.35		-25.65
Fidelity VIP High Income Portfolio Initial Class	3,018		9.76	29,442	4.09		1.40		-12.60
Fidelity VIP Index 500 Portfolio Initial Class	68,390	10.05	27.20	1,753,384	1.36	1.40	1.55	-19.47	-19.35
Fidelity VIP Investment Grade Bond Portfolio Initial Class	6,990		10.51	73,457	1.96		1.40		-14.17
Fidelity VIP Overseas Portfolio Initial Class	4,826		12.11	58,465	0.96		1.40		-25.53
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	21,027		31.81	668,957	0.00		1.15		-34.45
FTVIP Templeton Developing Markets VIP Fund Class 2	10,542	22.05	23.15	271,765	2.42	1.15	1.50	-23.15	-22.88
FTVIP Templeton Foreign VIP Fund Class 2	12,518	14.15	14.59	189,629	3.11	1.35	1.50	-8.99	-8.84
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	986		31.18	30,750	0.00		1.35		-33.42
Invesco Comstock Fund Class A	20,456		97.04	1,983,686	1.70		0.75		0.06
Invesco Government Money Market Fund Class AX	3,724		9.58	34,703	1.36		0.75		0.57
Invesco High Yield Fund Class A	16,017		13.73	219,916	5.04		0.75		-10.51
Invesco V.I. American Franchise Fund Series I	168,749	31.06	39.77	7,937,090	0.00	1.15	1.50	-32.14	-31.90
Invesco V.I. American Value Fund Series I	62,367		32.73	2,041,573	0.71		1.40		-3.96
Invesco V.I. Comstock Fund Series I	52,488		25.88	1,358,267	1.56		1.40		-0.28
Invesco V.I. Core Equity Fund Series I	85,595	23.37	24.24	2,059,995	0.84	1.15	1.35	-21.61	-21.46
Invesco V.I. Core Plus Bond Fund Series I	10,378	13.76	14.04	145,456	0.54	1.40	1.50	-15.81	-15.73
Invesco V.I. Discovery Large Cap Fund Series I	62,941	34.20	34.36	2,151,987	0.00	1.40	1.50	-31.82	-31.75
Invesco V.I. EQV International Equity Fund Series 1	41,109	21.54	22.18	907,725	1.54	1.15	1.35	-19.40	-19.24
Invesco V.I. Global Core Equity Fund Series I	46,518		11.50	534,811	0.31		1.40		-22.96
Invesco V.I. Global Strategic Income Fund Series I	14,971	9.29	9.63	143,136	0.00	1.15	1.50	-12.79	-12.48
Invesco V.I. Government Securities Fund Series I	37,035	9.54	10.48	362,924	1.67	0.75	1.55	-11.67	-10.96
Invesco V.I. Growth and Income Fund Series I	217,449	29.15	42.30	6,390,996	1.53	1.25	1.40	-7.06	-6.92
Invesco V.I. High Yield Fund Series I	15,072	12.81	12.89	193,282	3.91	1.35	1.40	-10.81	-10.77
Invesco V.I. Main Street Fund Series I	95,829	28.56	31.85	3,005,413	1.33	1.40	1.50	-21.33	-21.25
Invesco V.I. Main Street Small Cap Fund Series I	15,780	51.65	58.54	890,222	0.48	1.40	1.50	-17.09	-17.01
Janus Henderson Enterprise Portfolio Service Shares	3,654		25.18	92,023	0.08		1.35		-17.27
Janus Henderson Global Research Portfolio Service Shares	536		14.30	7,671	0.84		1.35		-20.69
Janus Henderson Overseas Portfolio Service Shares	14,498	17.63	17.76	262,204	1.55	1.35	1.50	-10.20	-10.06
Janus Henderson Research Portfolio Service Shares	10,576	19.38	19.82	209,482	0.00	1.40	1.50	-31.11	-31.04
LVIP American Century Value Fund Standard Class II	6,177		43.36	267,797	2.06		1.35		-0.80
LVIP JPMorgan Core Bond Fund Standard Class	105,581		19.26	2,033,859	1.91		1.15		-13.58
LVIP JPMorgan Mid Cap Value Fund Standard Class	28,567		56.49	1,613,845	0.93		1.15		-9.21
LVIP JPMorgan Small Cap Core Fund Standard Class	861		29.56	25,439	0.42		1.35		-20.43

38

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
LVIP JPMorgan U.S. Equity Fund Standard Class	55,386		36.64	2,029,097	0.51		1.15		-19.63
MFS VIT Growth Series Initial Class	40,439	28.00	36.07	1,231,875	0.00	1.35	1.40	-32.58	-32.55
MFS VIT Investors Trust Series Initial Class	19,588		22.39	438,568	0.65		1.40		-17.65
MFS VIT New Discovery Series Initial Class	1,453		29.79	43,278	0.00		1.35		-30.70
MFS VIT Research Series Initial Class	24,762	23.24	26.35	579,946	0.45	1.35	1.40	-18.36	-18.32
MFS VIT Total Return Series Initial Class	26,020		18.80	489,148	1.56		1.40		-10.84
MFS VIT Utilities Series Initial Class	22,345		37.75	843,501	2.32		1.40		-0.64
MFS VIT II Core Equity Portfolio Initial Class	72,550	19.03	19.22	1,581,241	0.30	1.35	1.50	-18.51	-18.38
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	58,863		10.78	634,570	0.39		1.40		-26.12
Morgan Stanley VIF Global Strategist Portfolio Class I	27,720		9.10	252,194	0.00		1.40		-18.09
Morgan Stanley VIF Growth Portfolio Class I	38,597	27.53	35.92	1,118,974	0.00	1.35	1.40	-60.62	-60.60
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	6,081		33.22	201,999	1.29		1.40		-28.07
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	2,125		22.48	47,769	0.00		1.35		-29.69
PIMCO Real Return Portfolio Administrative Class	6,236		20.98	130,800	7.03		1.35		-13.08
PIMCO Short-Term Portfolio Administrative Class	1,246		12.27	15,288	1.51		1.35		-1.49
PIMCO Total Return Portfolio Administrative Class	8,519		18.53	157,865	2.47		1.35		-15.45
PVC Core Plus Bond Account Class 1	106,370		9.25	984,105	2.69		1.40		-15.32
PVC Diversified International Account Class 1	334,972	2.40	8.59	984,677	2.19		1.40		-21.11
PVC Equity Income Account Class 1	107,256	5.29	26.67	2,408,207	1.79		1.40		-11.74
PVC Government & High Quality Bond Account Class 1	199,879	1.94	7.82	546,444	1.28		1.40		-13.03
PVC Large Cap Growth Account I Class 1	610,964		11.98	7,317,124	0.00		1.40		-35.07
PVC Principal Capital Appreciation Account Class 1	707,535	5.88	38.01	8,516,976	0.71		1.40		-17.58
PVC SAM Balanced Portfolio Class 1	1,048,463	2.91	19.00	9,169,549	2.03		1.40		-17.31
PVC SAM Conservative Balanced Portfolio Class 1	25,043	2.37	12.35	287,706	1.91		1.40		-15.64
PVC SAM Conservative Growth Portfolio Class 1	1,549,937	3.08	21.49	12,428,178	1.95		1.40		-18.93
PVC SAM Flexible Income Portfolio Class 1	131,174	2.22	13.20	921,073	3.02		1.40		-14.31
PVC SAM Strategic Growth Portfolio Class 1	370,888	3.03	24.42	4,783,509	1.91		1.40		-19.91
PVC Short-Term Income Account Class 1	152,890	1.74	7.72	301,008	1.13		1.40		-4.79
PVC SmallCap Account Class 1	439,259	5.20	15.97	2,635,600	0.06		1.40		-21.73
Putnam VT Focused International Equity Fund Class IB	6,070	12.99	18.64	103,295	1.51	1.15	1.50	-19.42	-19.13
Putnam VT International Value Fund Class IB	2,913		15.76	45,928	1.89		1.35		-8.06
Putnam VT Large Cap Value Fund Class IB	12,566		28.24	354,816	1.57		1.35		-4.43
VALIC Company I Core Bond Fund	6,835	22.29	22.80	155,495	1.27	1.40	1.50	-15.54	-15.45
VALIC Company I Government Securities Fund	23,029	2.73	15.19	377,674	1.96	1.33	1.50	-12.49	-11.75
VALIC Company I High Yield Bond Fund	1,883	24.70	25.25	47,161	3.55	1.40	1.50	-11.99	-11.90
VALIC Company I International Equities Index Fund	39,260	1.86	17.04	526,073	2.86	0.40	1.55	-15.83	-14.86
VALIC Company I Mid Cap Index Fund	16,142	33.43	57.99	829,241	1.25	0.40	1.40	-14.56	-13.70
VALIC Company I Mid Cap Value Fund	41,899	39.98	40.88	1,708,433	0.32	1.40	1.50	-9.85	-9.76
VALIC Company I Nasdaq-100 Index Fund	3,303	26.79	53.97	148,751	0.23	1.35	1.40	-33.74	-33.71
VALIC Company I Science & Technology Fund	19,926	6.27	18.29	186,874	0.00	0.40	1.50	-39.91	-39.24
VALIC Company I Small Cap Index Fund	3,411	28.17	33.47	98,113	0.79	1.35	1.40	-21.77	-21.73
VALIC Company I Stock Index Fund	197,196	13.95	38.05	15,459,722	1.20	0.40	1.55	-19.58	-18.66
VALIC Company I Systematic Core Fund	59,731	26.48	41.44	2,365,624	0.22	1.40	1.50	-19.94	-19.86
VALIC Company I Systematic Growth Fund	1,029		44.03	45,288	0.00		0.40		-39.06
Victory Pioneer Fund VCT Portfolio Class I	4,648		34.36	159,697	0.62		1.35		-20.57
Victory Pioneer Select Mid Cap Growth VCT Portfolio Class I	7,842		28.23	221,402	0.00		1.35		-31.98

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
BNY Mellon IP MidCap Stock Portfolio Initial Shares	2,170		37.77	81,984	0.65		1.35		24.20
BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	9,979		30.42	303,562	0.73		1.35		25.29
BNY Mellon VIF Small Cap Portfolio Initial Shares	5,444		32.24	175,516	0.13		1.35		14.90
Fidelity VIP Asset Manager 50% Portfolio Initial Class	35,651	6.86	16.95	412,140	1.49	1.40	1.55	8.23	8.39
Fidelity VIP Asset Manager 50% Portfolio Service Class 2	3,596		22.89	82,322	1.44		1.35		8.21
Fidelity VIP Contrafund Portfolio Initial Class	34,795		48.36	1,682,662	0.07		1.40		26.06
Fidelity VIP Contrafund Portfolio Service Class 2	14,402		51.55	742,514	0.03		1.35		25.80
Fidelity VIP Equity-Income Portfolio Initial Class	41,673		23.51	979,700	1.85		1.40		23.16
Fidelity VIP Equity-Income Portfolio Service Class 2	8,623		30.25	260,816	1.55		1.35		22.94
Fidelity VIP Government Money Market Portfolio Initial Class	79,923	5.84	9.64	749,354	0.01		1.40		-1.38
Fidelity VIP Growth Portfolio Initial Class	43,548		40.82	1,777,639	0.00		1.40		21.50
Fidelity VIP Growth Portfolio Service Class 2	10,646		36.89	392,700	0.00		1.35		21.26
Fidelity VIP High Income Portfolio Initial Class	4,294		11.16	47,936	5.19		1.40		2.96
Fidelity VIP Index 500 Portfolio Initial Class	74,584	12.48	33.72	2,382,932	1.22	1.40	1.55	26.60	26.79
Fidelity VIP Investment Grade Bond Portfolio Initial Class	8,592		12.24	105,192	1.66		1.40		-1.99

39

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Fidelity VIP Overseas Portfolio Initial Class	4,887		16.27	79,503	0.42		1.40		18.04
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	21,567		48.54	1,046,796	0.00		1.15		8.75
FTVIP Templeton Developing Markets VIP Fund Class 2	10,765	28.70	30.02	362,098	0.93	1.15	1.50	-7.15	-6.82
FTVIP Templeton Foreign VIP Fund Class 2	15,019	15.52	17.14	248,161	1.82	1.35	1.50	2.60	2.76
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	1,051		46.83	49,205	0.00		1.35		20.29
Invesco Comstock Fund Class A	20,682		96.98	2,004,450	1.56		0.75		32.32
Invesco Government Money Market Fund Class AX	3,724		9.53	34,505	0.01		0.75		-0.74
Invesco High Yield Fund Class A	23,907		15.34	366,782	4.50		0.75		3.37
Invesco V.I. American Franchise Fund Series I	193,426	45.62	58.61	13,286,886	0.00	1.15	1.50	10.25	10.64
Invesco V.I. American Value Fund Series I	66,388		34.09	2,262,917	0.45		1.40		26.17
Invesco V.I. Comstock Fund Series I	56,534		25.95	1,467,086	1.89		1.40		31.51
Invesco V.I. Core Equity Fund Series I	94,355	29.81	30.86	2,892,880	0.66	1.15	1.35	26.03	26.27
Invesco V.I. Core Plus Bond Fund Series I	10,489	16.35	16.67	174,454	1.29	1.40	1.50	-2.14	-2.05
Invesco V.I. Discovery Large Cap Fund Series I	66,424	50.16	50.34	3,327,148	0.00	1.40	1.50	20.73	20.85
Invesco V.I. EQV International Equity Fund Series 1	44,304	26.73	27.47	1,211,945	1.28	1.15	1.35	4.47	4.67
Invesco V.I. Global Core Equity Fund Series I	50,144		14.92	748,313	1.00		1.40		14.36
Invesco V.I. Global Strategic Income Fund Series I	15,983	10.65	11.01	174,707	4.40	1.15	1.50	-4.86	-4.52
Invesco V.I. Government Securities Fund Series I	54,946	10.81	11.77	608,182	2.40	0.75	1.55	-3.77	-3.00
Invesco V.I. Growth and Income Fund Series I	252,086	31.36	45.45	8,011,921	1.64	1.25	1.40	26.72	26.91
Invesco V.I. High Yield Fund Series I	20,751	14.36	14.44	298,265	5.02	1.35	1.40	2.93	2.98
Invesco V.I. Main Street Fund Series I	107,602	36.30	40.44	4,283,777	0.70	1.40	1.50	25.66	25.78
Invesco V.I. Main Street Small Cap Fund Series I	17,541	62.30	70.54	1,196,828	0.39	1.40	1.50	20.72	20.84
Janus Henderson Enterprise Portfolio Service Shares	3,738		30.44	113,782	0.27		1.35		14.98
Janus Henderson Global Research Portfolio Service Shares	541		18.03	9,751	0.39		1.35		16.22
Janus Henderson Overseas Portfolio Service Shares	16,308	19.60	19.78	328,266	1.00	1.35	1.50	11.59	11.77
Janus Henderson Research Portfolio Service Shares	11,539	28.13	28.74	331,239	0.02	1.40	1.50	18.25	18.37
LVIP American Century Value Fund Standard Class II	6,187		43.71	270,415	1.85		1.35		22.84
LVIP JPMorgan Core Bond Fund Standard Class	128,465		22.29	2,863,545	1.85		1.15		-2.49
LVIP JPMorgan Mid Cap Value Fund Standard Class	31,562		62.23	1,963,968	0.93		1.15		28.39
LVIP JPMorgan Small Cap Core Fund Standard Class	861		37.15	31,972	0.80		1.35		19.76
LVIP JPMorgan U.S. Equity Fund Standard Class	64,184		45.58	2,925,721	0.72		1.15		27.86
MFS VIT Growth Series Initial Class	42,259	41.53	53.48	1,906,094	0.00	1.35	1.40	21.82	21.88
MFS VIT Investors Trust Series Initial Class	20,226		27.19	549,902	0.64		1.40		25.05
MFS VIT New Discovery Series Initial Class	3,618		42.99	155,541	0.00		1.35		0.43
MFS VIT Research Series Initial Class	27,009	28.47	32.26	774,340	0.54	1.35	1.40	23.07	23.13
MFS VIT Total Return Series Initial Class	30,363		21.08	640,166	1.62		1.40		12.53
MFS VIT Utilities Series Initial Class	24,300		37.99	923,248	1.62		1.40		12.51
MFS VIT II Core Equity Portfolio Initial Class	81,995	23.35	23.55	2,184,128	0.44	1.35	1.50	23.43	23.63
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	59,486		14.59	868,045	0.87		1.40		1.55
Morgan Stanley VIF Global Strategist Portfolio Class I	31,420		11.11	349,014	2.01		1.40		6.86
Morgan Stanley VIF Growth Portfolio Class I	52,408	69.91	91.17	3,829,016	0.00	1.35	1.40	-1.29	-1.24
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	7,756		46.18	358,159	1.76		1.40		37.86
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	2,432		31.97	77,752	0.00		1.35		11.48
PIMCO Real Return Portfolio Administrative Class	6,798		24.13	164,060	4.93		1.35		4.17
PIMCO Short-Term Portfolio Administrative Class	2,370		12.45	29,513	1.10		1.35		-1.40
PIMCO Total Return Portfolio Administrative Class	12,845		21.92	281,522	1.81		1.35		-2.59
PVC Core Plus Bond Account Class 1	133,207		10.93	1,455,361	2.64		1.40		-1.83
PVC Diversified International Account Class 1	379,999	3.04	10.89	1,517,847	1.32		1.40		8.23
PVC Equity Income Account Class 1	126,735	5.99	30.21	3,199,875	1.97		1.40		20.76
PVC Government & High Quality Bond Account Class 1	234,917	2.24	8.99	730,765	2.29		1.40		-2.69
PVC Large Cap Growth Account I Class 1	685,657		18.45	12,647,036	0.00		1.40		20.20
PVC Principal Capital Appreciation Account Class 1	832,854	7.13	46.11	12,282,474	0.83		1.40		26.05
PVC SAM Balanced Portfolio Class 1	1,379,571	3.52	22.98	14,268,453	1.60		1.40		12.16
PVC SAM Conservative Balanced Portfolio Class 1	36,265	2.81	14.64	505,300	1.90		1.40		8.18
PVC SAM Conservative Growth Portfolio Class 1	1,650,343	3.80	26.51	16,948,988	1.20		1.40		16.11
PVC SAM Flexible Income Portfolio Class 1	159,464	2.59	15.41	1,464,250	2.21		1.40		5.40
PVC SAM Strategic Growth Portfolio Class 1	406,153	3.78	30.49	6,863,122	0.96		1.40		18.20
PVC Short-Term Income Account Class 1	165,253	1.83	8.10	348,940	1.50		1.40		-2.10
PVC SmallCap Account Class 1	484,036	6.64	20.40	3,751,323	0.32		1.40		18.45
Putnam VT Focused International Equity Fund Class IB	7,190	16.13	23.05	146,471	0.75	1.15	1.50	10.89	11.28
Putnam VT International Value Fund Class IB	3,074		17.15	52,700	2.19		1.35		13.40
Putnam VT Large Cap Value Fund Class IB	15,532		29.54	458,896	1.23		1.35		25.60
Royce Small-Cap Portfolio Investment Class	—		37.44	—	0.00		0.40		28.30
VALIC Company I Core Bond Fund	7,650	26.40	26.96	205,720	0.00	1.40	1.50	-2.24	-2.15
VALIC Company I Government Securities Fund	25,854	3.09	17.36	484,843	2.08	1.33	1.50	-3.78	-2.97
VALIC Company I High Yield Bond Fund	2,190	28.06	28.66	62,187	4.11	1.40	1.50	2.72	2.83
VALIC Company I International Equities Index Fund	40,739	2.21	20.02	651,806	1.30	0.40	1.55	9.32	10.59

40

SEPARATE ACCOUNT D
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
VALIC Company I Mid Cap Index Fund	16,406	39.13	67.19	985,425	1.14	0.40	1.40	22.60	23.83
VALIC Company I Mid Cap Value Fund	47,963	44.35	45.31	2,168,140	0.64	1.40	1.50	25.76	25.88
VALIC Company I Nasdaq-100 Index Fund	3,315	40.42	81.45	225,004	0.29	1.35	1.40	25.16	25.23
VALIC Company I Science & Technology Fund	23,078	10.32	30.43	406,948	0.04	0.40	1.50	3.23	10.34
VALIC Company I Small Cap Index Fund	4,162	36.01	42.76	157,512	0.86	1.35	1.40	12.85	12.91
VALIC Company I Stock Index Fund	217,777	17.34	46.77	20,942,666	1.57	0.40	1.55	26.38	27.84
VALIC Company I Systematic Core Fund	65,857	33.07	51.71	3,256,194	0.63	1.40	1.50	24.36	24.48
VALIC Company I Systematic Growth Fund	1,029		72.24	74,312	0.00		0.40		15.92
Victory Pioneer Fund VCT Portfolio Class I	4,848		43.26	209,688	0.32		1.35		26.27
Victory Pioneer Select Mid Cap Growth VCT Portfolio Class I	7,869		41.51	326,662	0.00		1.35		6.62
(a)
Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)	These amounts represent the net asset value before adjustments allocated to the contracts in payout period.
(c)
These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year. If there are no assets at either the beginning or end of the year, the asset balance of the first or last day the sub-account had assets is used.

(d)
These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)
These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

(f)	A blank in the lowest unit value, lowest expense ratio and lowest total return columns indicates that the lowest value is the same as the highest value.it
7.    Subsequent Events
Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.
•On March 26, 2026, Corebridge Financial, Inc. and Equitable Holdings, Inc. announced that they have entered into a definitive agreement to combine in an all-stock merger. The transaction is expected to close by year-end 2026, subject to customary closing conditions, including the receipt of required regulatory approvals and approval of shareholders of both Corebridge and Equitable.

41

American General Life Insurance Company
(An indirect wholly owned subsidiary of Corebridge Financial, Inc.)
Statutory Financial Statements and
Supplemental Information and
Report of Independent Auditors
At December 31, 2025 and 2024 and
for each of the three years ended December 31, 2025

AMERICAN GENERAL LIFE INSURANCE COMPANY

1

Report of Independent Auditors

To the Board of Directors and Shareholder of American General Life Insurance Company
Opinions
We have audited the accompanying statutory financial statements of American General Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

2

Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
◦Exercise professional judgment and maintain professional skepticism throughout the audit.
◦Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
◦Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
◦Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
◦Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
Supplemental Information
Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedules of selected financial data, investment risks interrogatories, summary investment schedule, and schedule of reinsurance disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2025 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.
/s/ PricewaterhouseCoopers LLP
New York, New York
March 20, 2026

3

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
(in millions)	2025	2024
Admitted assets
Cash and investments
Bonds	$123,074	$117,044
Preferred stock	280	160
Common stock	2,802	234
Cash, cash equivalents and short-term investments	1,011	731
Mortgage loans	37,954	36,078
Real estate	85	89
Contract loans	1,141	1,144
Derivatives	2,797	1,779
Derivative cash collateral and deferred asset for SSAP 108	1,758	1,680
Other invested assets	6,965	6,651
Total cash and investments	177,867	165,590
Amounts recoverable from reinsurers	376	263
Amounts receivable under reinsurance contracts	415	658
Current federal income tax recoverable	806	77
Deferred tax asset	1,564	1,295
Due and accrued investment income	1,445	1,418
Premiums due, deferred and uncollected	13	49
Receivables from affiliates	161	262
Other assets	4,174	2,601
Separate account assets	83,141	74,287
Total admitted assets	$269,962	$246,500

See accompanying Notes to Statutory Financial Statements.

4

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,
(in millions, except for share data)	2025	2024
Liabilities
Policy reserves and contractual liabilities
Life and annuity reserves	$109,741	$112,536
Liabilities for deposit-type contracts	20,766	16,792
Accident and health reserves	645	675
Premiums received in advance	13	12
Policy and contract claims	744	684
Policyholder dividends	16	18
Total policy reserves and contractual liabilities	131,925	130,717
Payable to affiliates	7	211
Interest maintenance reserve	26	504
Derivatives	400	123
Payable for securities lending	3,386	2,284
Repurchase agreements	1,114	232
Collateral for derivatives program	2,649	1,245
Funds held under coinsurance	31,778	24,543
Accrued expenses and other liabilities	2,140	2,251
Net transfers from separate accounts due or accrued	(2,110)	(2,434)
Asset valuation reserve	3,003	2,510
Separate account liabilities	83,141	74,280
Total liabilities	257,459	236,466
Commitments and contingencies (see Note 19)

Capital and surplus
Common stock, $10 par value; 600,000 shares authorized, issued and outstanding	6	6
Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding	1	1
Surplus Notes	500	500
Gross paid-in and contributed surplus	7,501	5,412
Special surplus funds	1,477	1,630
Unassigned surplus	3,018	2,485
Total capital and surplus	12,503	10,034
Total liabilities and capital and surplus	$269,962	$246,500

See accompanying Notes to Statutory Financial Statements.

5

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF OPERATIONS

	December 31,
(in millions)	2025	2024	2023
Revenues
Premiums and annuity considerations	$(29,792)	$13,839	$23,157
Net investment income	8,008	7,887	6,574
Amortization of interest maintenance reserve	15	42	113
Reserve adjustments on reinsurance ceded	43,007	(2,191)	(4,276)
Commissions and expense allowances	1,990	1,363	679
Separate account fees	354	1,183	902
Other income	509	1,132	1,018
Total revenues	24,091	23,255	28,167
Benefits and expenses
Death benefits	746	785	749
Annuity benefits	3,646	3,815	3,244
Surrender benefits	16,959	17,484	15,931
Other benefits	1,699	1,371	1,077
Change in reserves	(2,605)	(1,223)	4,817
Commissions	1,820	1,677	1,519
General insurance expenses	1,143	983	946
Net transfers to (from) separate accounts	1,698	(1,829)	2,078
Modco reinsurance assumed	(2,230)	(2,914)	(3,394)
Other expenses	1,264	1,063	742
Total benefits and expenses	24,140	21,212	27,709
Net gain from operations before dividends to policyholders and federal income taxes	(49)	2,043	457
Dividends to policyholders	5	7	2
Net gain from operations after dividends to policyholders and before federal income taxes	(54)	2,036	455
Federal income tax expense (benefit)	(306)	451	(52)
Net gain from operations	252	1,585	507
Net realized capital gains (losses), net of tax after transfers to interest maintenance reserves	70	(152)	(363)
Net income	$322	$1,433	$144

See accompanying Notes to Statutory Financial Statements.

6

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common & Preferred Stock	Surplus Notes	Gross Paid-In and Contributed Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance, January 1, 2023	$7	$—	$5,410	$916	$3,417	$9,750
Net income	—	—	—	—	144	144
Change in net unrealized capital gains (losses)	—	—	—	—	58	58
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	—	492	492
Change in deferred tax	—	—	—	—	167	167
Change in non-admitted assets	—	—	—	—	(7)	(7)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	—	21	21
Change in asset valuation reserve	—	—	—	—	(662)	(662)
Change in surplus from separate accounts	—	—	—	—	(367)	(367)
Other changes in surplus in separate accounts	—	—	—	—	367	367
Additional paid-in surplus	—	—	—	—	—	—
Change in surplus as a result of reinsurance	—	—	—	—	249	249
Dividends	—	—	—	—	(2,000)	(2,000)
Prior period corrections	—	—	—	—	(8)	(8)
Reinsurance permitted practice	—	—	—	—	725	725
Other changes	—	—	—	363	(363)	—
Balance, December 31, 2023	$7	$—	$5,410	$1,279	$2,233	$8,929
Net income	—	—	—	—	1,433	1,433
Change in net unrealized capital gains (losses)	—	—	—	—	80	80
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	—	(393)	(393)
Change in deferred tax	—	—	—	—	140	140
Change in non-admitted assets	—	—	—	—	106	106
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	—	1	1
Change in asset valuation reserve	—	—	—	—	(167)	(167)
Change in surplus from separate accounts	—	—	—	—	(17)	(17)
Other changes in surplus in separate accounts	—	—	—	—	17	17
Change in surplus notes	—	500	—	—	—	500
Additional paid-in surplus	—	—	2	—	—	2
Change in surplus as a result of reinsurance	—	—	—	—	62	62
Dividends	—	—	—	—	(1,300)	(1,300)
Prior period corrections	—	—	—	—	318	318
Reinsurance permitted practice	—	—	—	—	322	322
Other changes	—	—	—	351	(350)	1
Balance, December 31, 2024	$7	$500	$5,412	$1,630	$2,485	$10,034
Net income	—	—	—	—	322	322
Change in net unrealized capital gains (losses)	—	—	—	—	202	202
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	—	1,089	1,089
Change in deferred tax	—	—	—	—	(606)	(606)
Change in non-admitted assets	—	—	—	—	1,117	1,117
Change in asset valuation reserve	—	—	—	—	(493)	(493)
Change in surplus from separate accounts	—	—	—	—	(932)	(932)
Other changes in surplus in separate accounts	—	—	—	—	932	932
Additional paid-in surplus	—	—	2,089	—	—	2,089
Change in surplus as a result of reinsurance	—	—	—	—	1,589	1,589
Dividends	—	—	—	—	(3,597)	(3,597)
Change in reserve on account of change in valuation basis	—	—	—	—	220	220
Prior period corrections	—	—	—	—	—	—
Reinsurance permitted practice	—	—	—	—	536	536
Other changes	—	—	—	(153)	154	1
Balance, December 31, 2025	$7	$500	$7,501	$1,477	$3,018	$12,503

See accompanying Notes to Statutory Financial Statements.

7

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOWS

	December 31,
(in millions)	2025	2024	2023
Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$18,430	$12,375	$23,059
Net investment income collected	7,337	7,040	5,711
Other income	(71)	1,504	(1,038)
Total revenue received	25,696	20,919	27,732
Benefits paid	22,760	23,562	21,098
Net transfers to (from) separate accounts	(2,338)	(6,004)	(2,569)
Commissions and expenses paid	3,013	2,961	2,447
Dividends paid to policyholders	7	6	3
Federal income taxes paid	93	451	(26)
Total benefits and expenses paid	23,535	20,976	20,953
Net cash provided by (used in) operations	2,161	(57)	6,779
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	21,831	16,803	8,775
Stocks	15	29	144
Mortgage loans	5,745	3,473	3,446
Real estate	9	15	—
Other invested assets	1,332	664	1,436
Other, net	—	445	—
Total proceeds from investments sold, matured or repaid	28,932	21,429	13,801
Cost of investments acquired:
Bonds	31,980	26,023	16,318
Stocks	146	31	43
Mortgage loans	7,116	10,157	7,349
Real estate	1	14	—
Derivatives, net	1,456	971	2,103
Other invested assets	1,511	853	952
Other, net	387	—	539
Total cost of investments acquired	42,597	38,049	27,304
Net adjustment in contract loans	(4)	(7)	15
Net cash used in investing activities	(13,661)	(16,613)	(13,518)
Cash from financing and miscellaneous sources
Cash provided (applied):
Surplus notes	—	500	—
Capital and paid-in surplus	—	2	—
Net deposits on (withdrawals from) deposit-type contracts	3,974	2,778	1,698
Dividends to parent	(3,597)	(1,300)	(2,000)
Change in securities lending	1,102	2,284	—
Other, net	10,301	12,237	6,988
Net cash provided by financing and miscellaneous activities	11,780	16,501	6,686
Net increase (decrease) in cash, cash equivalents and short-term investments	280	(169)	(51)
Cash, cash equivalents and short-term investments at beginning of year	731	900	951
Cash, cash equivalents and short-term investments at end of year	$1,011	$731	$900

8

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOWS

	December 31,
(in millions)	2025	2024	2023
Non-cash activities, excluded from above:
Non-cash transfer from general to separate account	5,320	$4,288	$1,002
Contribution of VALIC from AGC Life	2,089	—	—
Non-cash bonds transferred in connection with reinsurance transactions	1,630	—	—
Non-cash transfer from separate to general account	1,608	758	4,068
Non-cash transfer from bonds to other invested assets	174	4	—
Non-cash tax credit in other invested assets	160	—	—
Non-cash security withdrawal	47	—	—
Non-cash capitalized interest - bonds	26	—	—
Non-cash AGL Loan Inv Corp-return of capital	25	22	—
Non-cash transfer from mortgage loans to real estate	22	4	—
Non-cash payment in kind to bonds	22	31	—
Non-cash transfer from bonds to stocks	21	70	—
Non-cash transfer from stocks to bonds	7	—	—
Non-cash transfer from short-term bonds to bonds	4	44	—
Non-cash transfer from other invested assets to common stocks	1	1	1
Non-cash pension risk transfer premiums transfer from separate account	—	1,334	—
Non-cash internal transfer mortgage loans	—	609	—
Non-cash Modco to FRL settlements	—	232	274
Non-cash corporate actions-bonds	—	133	—
Non-cash transfer from other invested assets to bonds	—	92	456
Non-cash internal transfers other invested assets	—	69	—
Non-cash transfer from mortgage loans to bonds	—	33	—
Non-cash capitalized interest - mortgage loans	—	4	—
Non-cash transfer from common stocks to other invested assets	—	3	—
Non-cash AGLIC - Bermuda redemption	—	—	642
Non-cash transfer from other invested assets to mortgage loans	—	—	425
Non-cash Hannover reinsurance transaction	—	—	253

9

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company (“AGL” or the “Company”), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (“AGC Life” or the “Parent”), a Missouri-domiciled life insurance company, which is wholly owned by Corebridge Life Holdings, Inc. (“Corebridge Life Holdings”). Corebridge Life Holdings is wholly owned by Corebridge Financial, Inc. (“Corebridge”). As of December 31, 2025, Corebridge’s three largest shareholders, Nippon Life Insurance Company, a mutual company organized under the laws of Japan (“Nippon”), American International Group, Inc. (“AIG”), and Argon Holdco LLC, a wholly-owned subsidiary of Blackstone, owned approximately 24.6%, 10.1% and 12.5% of the outstanding Corebridge common stock, respectively.
Effective June 30, 2025, AGC Life made a capital contribution of all of the issued and outstanding common stock of The Variable Annuity Life Insurance Company (“VALIC”), a Texas domiciled life insurer, to the Company. The Company recorded the capital contribution as a $2,089 million increase in surplus.
The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (“TDI”). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 49 states and the District of Columbia.
The Company is one of the largest providers of retirement solutions and insurance products in the United States to middle-income and high-net-worth customers. The Company’s products include fixed, fixed indexed, registered index-linked and variable annuities, term, universal, variable universal and whole life insurance, pension risk transfer annuities, guaranteed investment contracts, funding agreement backed notes, structured settlement annuities, corporate- and bank-owned life insurance, and stable value wrap products. The Company distributes its products through a broad multi-channel distribution network, which includes independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants and direct-to-consumer through Corebridge Direct Insurance Services, Inc. (“Corebridge Direct”).
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (“U.S. GAAP”), as described herein.
The TDI recognizes only statutory accounting practices (“SAP”) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Texas. The Insurance Commissioner of the State of Texas has the right to permit other specific practices that deviate from prescribed practices.
The Company used the following permitted practices that resulted in reported statutory surplus or risk-based capital that is different from the statutory surplus or risk-based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices of the TDI been followed in all respects:
•The Company recognized an admitted asset related to the notional value of coverage defined in an excess of loss (“XOL”) reinsurance agreement with a 20-year term that provides coverage to the Company for aggregate claims incurred during the agreement term associated with guaranteed living benefits on certain fixed index annuities generally issued prior to April 2019 (“Block 1”) exceeding an attachment point as defined in the agreement. This permitted practice was expanded to similarly recognize an additional admitted asset related to the net notional value of coverage as defined in a separate XOL reinsurance agreement with a 25-year term that provides coverage to the Company for aggregate XOL claims associated with guaranteed living benefits on a block of fixed index annuities generally issued in April 2019 or later, including certain new business issued after the effective date (“Block 2”).

10

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
•Effective September 30, 2023, the permitted practice for Block 1 and Block 2 was extended through September 30, 2026 and the maximum notional value of Block 2 was increased for certain new business. Effective December 31, 2024, the permitted practice related to Block 2 was amended to determine the XOL limit based on annual standalone cash flow testing (“CFT”) for business retained, net of reinsurance, where the XOL cap is defined as 90% of the CFT margin performed at each year-end. For new business issued after December 31, 2024, the XOL limit will be increased each quarter based on a specified calculation. At the end of the calendar year, the new business retained will be included with the business from prior years in the determination of the XOL limit based on 90% of the CFT margin performed at year-end. The amended permitted practice for Block 2 will remain in effect through September 30, 2026.
•This permitted practice was expanded to similarly recognize an additional admitted asset related to the net notional value of coverage as defined in a separate XOL agreement with a 25-year term that provides coverage to the Company for aggregate XOL claims associated with the base contract along with the guaranteed living benefits rider on a block of fixed annuities inforce on the treaty effective date, including certain new business issued after the effective date (“Block 3”). Effective September 30, 2023, the permitted practice for Block 3 was extended through September 30, 2026 and the maximum notional value was increased for certain new business. Effective December 31, 2024, the permitted practice related to Block 3 was amended to determine the XOL limit based on annual standalone CFT for business retained, net of reinsurance, where the XOL cap is defined as 90% of the CFT margin performed at each year-end. For new business issued after December 31, 2024, the XOL limit will be increased each quarter based on a specified calculation. At the end of the calendar year, the new business retained will be included with the business from prior years in the determination of the XOL limit based on 90% of the CFT margin performed at year-end. The amended permitted practice for Block 3 will remain in effect through September 30, 2026.
•Effective July 1, 2025, the Company recognized an admitted asset related to the notional value of coverage defined in an XOL reinsurance agreement that provides coverage to the Company for aggregate claims incurred during the agreement term associated with guaranteed lifetime withdrawal benefits on certain fixed index annuities generally issued prior to January 2017 (“Block 4”) exceeding an attachment point as defined in the agreement. The XOL for Block 4 is limited to the annual standalone CFT for business retained, net of reinsurance, where the XOL cap is defined as 90% of the CFT margin performed at each year-end. For new business issued after December 31, 2025, the XOL limit will be increased each quarter based on a specified calculation. At the end of the calendar year, the new business retained will be included with the business from prior years in the determination of the XOL limit based on 90% of the CFT margin performed at year-end. The permitted practice for Block 4 will remain in effect through September 30, 2029.
The value of the assets subject to the above permitted practices was approximately $2,600 million, $2,064 million and $1,742 million in total at December 31, 2025, 2024 and 2023 respectively and are reported in Other assets.
Additionally, the Company has a prescribed accounting practice in accordance with the State of Texas related to the admittance of furniture and equipment.

11

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed or permitted by the State of Texas:

		December 31,
(in millions)	SSAP#	2025	2024	2023
NET INCOME
State basis		$322	$1,433	$144

Net income, NAIC SAP		$322	$1,433	$144

SURPLUS
State basis		$12,503	$10,034	$8,929
State prescribed practices that increase (decrease) NAIC SAP:
Furniture and equipment	19	(51)	(34)	—

State permitted practices that increase (decrease) NAIC SAP:
XoL reinsurance agreement	4	(2,600)	(2,064)	(1,742)

Statutory capital and surplus, NAIC SAP		$9,852	$7,936	$7,187
In the event the Company had not employed any or all of these permitted and prescribed practices, the Company’s risk-based capital (“RBC”) would not have triggered a regulatory event.
The statement of cash flows in this report has balances that are different from those in the annual statement filed with the NAIC. The annual statement for 2023 had net cash provided by operations, investments and financing of $6.3 billion, $(12.9) billion and $6.5 billion, respectively, while this report has $6.8 billion, $(13.5) billion and $6.7 billion, respectively.
Use of Estimates
The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:
•    application of other-than-temporary impairments;
•     estimates with respect to income taxes, including recoverability of deferred tax assets;
• fair value measurements of certain financial assets; and
•     policy reserves for life, annuity and accident and health insurance contracts, including guarantees.
These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.
Significant Accounting Policies
Bonds include debt instruments classified as either issuer credit obligations (“ICO”) or asset-backed securities (“ABS”). Bonds, not backed by other loans, that qualify as issuer credit obligations under the principles-based bond definition are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (“IAO”) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit

12

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.
ABS include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), other asset-backed securities, pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. ABS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for ABS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (“MBS”) and other ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its ABS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.
Reference to “non-rated residual tranches or interests” intends to capture securitization tranches, beneficial interests, interests of structured finance investments, as well as other structures, that reflect loss layers without contractual interest or principal payments. Payments to holders of these investments occur after contractual interest and principal payments have been made to other tranches or interests and are based on the remaining available funds. Although payments to holders can occur throughout an investment’s duration (and not just at maturity), such instances still reflect the residual amount permitted to be distributed after other holders have received contractual interest and principal payments.
NAIC designations are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined for most RMBS and CMBS by financial modeling conducted by BlackRock. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the IAO, interest-only securities, and those securities with an original NAIC designation of 5, 5*, 6, or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to financial modeling.
Redeemable preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other redeemable preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.
Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (“FHLB”) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.
Subsidiary, controlled, and affiliated (“SCA”) entities: Investments in U.S. domiciled insurance subsidiary, controlled and affiliated entities are recorded based on the underlying audited statutory equity of the respective entity’s financial statements. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which audited U.S. GAAP financial statements are not available are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.
Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.
Mortgage and mezzanine real estate loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between

13

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.
Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.
Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks, highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost, interest-bearing money market funds, investment pools and other investments (excluding loan-backed and structured securities) with original maturities within one year from the date of purchase.
Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.
Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (“hedge accounting”). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the statement value or cash flow of the hedged asset or liability are recorded. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (“ineffective hedges”) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.
The Company has used Statement of Statutory Accounting Principles (“SSAP”) No. 108, Derivatives Hedging Variable Annuity Guarantees, which allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. The Company designated, under SSAP 86, Derivatives, certain foreign exchange derivatives as effective hedges of certain invested assets and certain fixed and floating-rate liabilities. The Company also designated certain interest rate swaps as effective hedges of floating-rate investment assets and certain fixed and floating-rate liabilities.
Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for limited partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.
Limited partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements. The audited U.S. tax basis equity may also be used in certain circumstances.
All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been recorded as non-admitted assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.
Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors, that lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in cash and/or short-term investments that may be sold or repledged or partially used for

14

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.
In addition, the Company is a party to secured financing transactions whereby certain securities are sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements. In all of these secured financing transactions, the securities transferred by the Company (pledged collateral) may be sold or repledged by the counterparties.
The Company entered into bilateral reverse repurchase agreements to purchase and resell short-term securities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company did not sell or repledge these securities. The fair value of the securities held as collateral is monitored daily and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the amount paid for securities purchased under agreements to resell in cash, cash equivalents and short-term investments.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 180 days, or when collection of interest is uncertain.
Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.
The Company regularly evaluates its investments for other-than-temporary impairment (“OTTI”) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments. For bonds, other than ABS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds is written down to fair value and the amount of the write-down is recognized as a realized capital loss.
For ABS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the ABS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the ABS or does not have the intent and ability to retain the ABS until recovery. If the decline is interest-related, the ABS is written down to fair value.
In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.
Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a certain portion of deferred tax assets, prepaid expenses, electronic data processing (“EDP”) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets were $3.3 billion and $4.5 billion at December 31, 2025 and 2024, respectively.
Interest maintenance reserve (“IMR”) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, ABS and mortgage loans. An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For ABS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

15

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Asset valuation reserve (“AVR”) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.
Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees, market-value-adjusted (“MVA”) fixed annuity contracts, and registered index-linked annuities for which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts and registered index-linked annuities are provided in accordance with subsection 21 of the Valuation Manual (“VM-21”). Reserves for variable universal life accounts are provided in accordance with subsection 20 of the Valuation Manual (“VM-20”) for new business issued beginning in 2020, and in accordance with the Commissioners’ Reserve Valuation Method (“CRVM”) for policies issued prior to 2020.
Policy reserves are established according to different methods.
Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.
Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for the Company’s life insurance policies issued after January 1, 2020 are contained in VM-20, Requirements for Principle-Based Reserves for Life Products. Life insurance policies issued prior to January 1, 2020 continue to be reserved for using legacy formula‑based methods, including the CRVM. Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions than under legacy reserving methodologies.
The Company calculates reserves for fixed index annuities, both with and without guaranteed minimum withdrawal benefits (“GMWB”), in accordance with the Commissioners’ Annuities Reserve Valuation Method (“CARVM”).
The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and returns any premium beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.
The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $20 million and $40 million at December 31, 2025 and 2024, respectively.
A majority of the Company’s variable annuity products include a guaranteed minimum death benefit (“GMDB”) and/or a GMWB. Reserves for GMDB and GMWB benefits are included in the VM-21 reserve. PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements for applicable products are contained in VM-21, Requirements for Principle-Based Reserves for Variable Annuities, which incorporates a principle‑based reserving framework.
Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

16

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.
Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.
Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.
Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.
Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are recorded directly to the liability for deposit-type contracts and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.
General insurance expenses include allocated expenses pursuant to cost allocation agreements. The Company purchases administrative, accounting, marketing and data processing services from Corebridge and affiliates and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from affiliates is based on the level of assets under management.
Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to tax sharing agreements, because the Company is included in the consolidated federal income tax returns of its parent company filing group. The Company joins with AGC Life, VALIC, The United States Life Insurance Company in the City of New York (“USL”), and Corebridge Insurance Company of Bermuda, Ltd. (“Corebridge Bermuda”), in filing a consolidated life company federal income tax return. To the extent that benefits for net operating losses, foreign tax credits, corporate alternative minimum tax (“CAMT”) credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.
Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

17

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
A deferred tax asset (“DTA”) or deferred tax liability (“DTL”) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTAs are limited in their admissibility.
The CAMT is disregarded when evaluating the need for a valuation allowance for the Company’s non-CAMT DTAs.
Accounting Changes
The Company adopted the substantive changes made to SSAP 26, Bonds, SSAP 21, Other Admitted Assets, and SSAP 43, Asset-Backed Securities, effective January 1, 2025. The changes provide a new principle-based bond definition to be used for determining which investments are eligible for reporting on Schedule D as a bond. The changes focus on ensuring appropriate consideration of whether an investment qualifies as an issuer credit obligation or asset-backed security prior to reporting as a bond. Pursuant to the transition guidance, the reclassification of investments that no longer qualify as bonds reduced unassigned surplus by ($7) million.
The Company had no accounting changes during 2024 or 2023.
Correction of Errors
SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.
In 2025, there were no out-of-period errors identified.

In 2024, out-of-period errors were identified and corrected related to reinsurance, net investment income and reserves for indexed universal life. These corrections increased unassigned surplus by $318 million and were primarily driven by the reinsurance error. The reinsurance error resulted in an overstatement of accrued expenses and other liabilities and an understatement in reserve adjustments on reinsurance ceded with a corresponding understatement of pre-tax income by $111 million in 2023 and $101 million in 2022. This error resulted in an understatement of unassigned surplus of $297 million at December 31, 2023 and $209 million at December 31, 2022. The remaining impact relates to periods prior to 2022. The Company believes that these errors are not material to the prior year financial statements taken as a whole. As such, the Company has reflected the adjustments necessary to correct these errors as direct charges to unassigned surplus in 2024 in accordance with SSAP 3.
In 2023, out-of-period errors were identified and corrected, the largest of which was related to an understatement of reserves for variable annuities due to model implementations in 2022. The total of these corrections decreased unassigned surplus by $8 million.
The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously issued audited financial statements.
Differences in Statutory Accounting and U.S. GAAP Accounting
The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.
The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.
Investments. Under SAP, investments in bonds and redeemable preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and redeemable preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to

18

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.
Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (“CMO”) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For ABS, if it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than ABS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and other ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.
Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, an allowance for credit losses is based on the expectation of lifetime credit losses.
Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest are accounted for under the equity method. Where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings.
Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.
Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporates either counterparty's credit risk for derivative assets or the insurer's credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in indexed universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives and market risk benefits, respectively. Under SAP, embedded derivatives and market risk benefits are not bifurcated or accounted for separately from the host contract.
Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as a non-admitted asset,

19

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
unless certain criteria are met. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as a component of total revenues, with related taxes included in taxes from operations.
Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.
Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.
Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance contracts are deferred as deferred policy acquisition costs (“DAC”). DAC is amortized on a constant level basis (i.e., approximating straight line amortization with adjustments for expected terminations) over the expected term of the related contracts using assumptions consistent with those used in estimating the related liability for future policy benefits, or any other related balances. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.
Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.
Non-admitted Assets. Certain assets designated as “non-admitted,” principally any agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.
Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are recorded directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.
Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.
Under SAP, individual insurance reserves are determined using a combination of principle‑based reserving frameworks (including VM‑20) and legacy formula‑based methods, including CRVM. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net premium ratio (“NPR”) method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP

20

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates.
Under SAP, individual deferred annuity reserves are determined using applicable principle‑based reserving requirements and legacy reserving methods, including CARVM. Under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable. Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.
Under GAAP, indexed interest credits and guarantees in excess of contract account values are bifurcated from the host contract as embedded derivatives and market risk benefits, respectively, and reported at fair value. Under SAP, embedded derivatives and market risk benefits are not bifurcated and accounted for separately, but rather are included in the benefit reserve valuation for the host contract.
Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized generally on a basis consistent with DAC.
Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.
Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, VM-21 or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.
Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts, registered index-linked annuities, and certain pension risk transfer annuities issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.
Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.
Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, when the reporting entity does

21

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
not have the intent to set off. Under U.S. GAAP, these amounts under master netting arrangements may generally be offset and presented on a net basis pursuant to an accounting election, even when the reporting entity does not have the intent to set off.
Surplus Notes. Under SAP, surplus notes are included as a component of surplus, whereas under U.S. GAAP, they are presented as a liability.

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2025
Issuer credit obligations
U.S. government obligations	$1,248	$3	$(225)	$1,026
Other U.S. government obligations	88	2	(18)	72
Non-U.S. sovereign jurisdiction securities	1,494	29	(128)	1,395
Municipal bonds - general obligations (direct & guaranteed)	313	3	(27)	289
Municipal bonds - special revenue	1,927	14	(265)	1,676
Project finance bonds issued by operating entities	5,457	83	(236)	5,304
Corporate bonds	54,192	859	(5,383)	49,668
Single entity backed obligations	2,074	18	(105)	1,987
Bonds issued by funds representing operating entities	9,431	112	(423)	9,120
Bank loans - acquired	3,436	23	(107)	3,352
Mortgages loans that qualify as SVO-Identified credit tenant loans	10	—	—	10
Other issuer credit obligations	2	—	—	2
Total issuer credit obligations	79,672	1,146	(6,917)	73,901
Asset-backed securities
Agency residential MBS (exempt)	173	1	(11)	163
Agency commercial MBS (exempt)	238	—	(40)	198
Agency residential MBS (non-exempt)	2,417	26	(153)	2,290
Agency commercial MBS (non-exempt)	397	—	(42)	355
Non-agency residential MBS	8,346	576	(193)	8,729
Non-agency commercial MBS	5,350	63	(206)	5,207
Non-agency - CLOs/CBOs/CDOs	7,685	56	(17)	7,724
Other financial ABS	4,874	137	(177)	4,834
Equity backed securities – not self-liquidating	1,080	7	(28)	1,059
Other financial ABS – not self-liquidating	41	—	—	41
Lease-backed - practical expedient	271	2	(20)	253
Other non-financial ABS - practical expedient	59	1	(3)	57
Lease-backed - full analysis	6,078	100	(96)	6,082
Other non-financial ABS - full analysis	6,393	105	(160)	6,338
Total asset-backed securities	43,402	1,074	(1,146)	43,330
Preferred stock	280	5	(30)	255
Common stock*	2,802	—	—	2,802
Total equity securities	3,082	5	(30)	3,057
Total	$126,156	$2,225	$(8,093)	$120,288
* Common stock includes $2.6 billion of investments in affiliates at December 31, 2025.

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2024
Bonds:
U.S. government obligations	$1,688	$1	$(295)	$1,394
All other governments	1,809	13	(269)	1,553
States, territories and possessions	188	—	(26)	162
Political subdivisions of states, territories and possessions	166	1	(16)	151
Special revenue	4,791	19	(646)	4,164
Industrial and miscellaneous	102,779	1,494	(9,273)	95,000
Hybrid securities	445	11	(11)	445
Bank loans	4,739	28	(95)	4,672
Parent, subsidiaries and affiliates	439	3	—	442
Total bonds	117,044	1,570	(10,631)	107,983
Preferred stock	160	5	(2)	163
Common stock*	234	—	—	234
Total equity securities	394	5	(2)	397
Total	$117,438	$1,575	$(10,633)	$108,380
* Common stock includes $25 million of investments in affiliates at December 31,2024.

23

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Bonds and Equity Securities in Loss Positions
The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2025
Issuer credit obligations
U.S. government obligations	$242	$(16)	$661	$(210)	$903	$(226)
Other U.S. government obligations	—	—	39	(18)	39	(18)
Non-U.S. sovereign jurisdiction securities	150	(3)	663	(125)	813	(128)
Municipal bonds - general obligations (direct & guaranteed)	29	(1)	191	(26)	220	(27)
Municipal bonds - special revenue	120	(15)	1,216	(250)	1,336	(265)
Project finance bonds issued by operating entities	988	(22)	1,412	(214)	2,400	(236)
Corporate bonds	5,630	(356)	22,468	(5,034)	28,098	(5,390)
Single entity backed obligations	326	(38)	1,120	(81)	1,446	(119)
Bonds issued by funds representing operating entities	1,224	(29)	3,673	(394)	4,897	(423)
Bank loans - acquired	683	(48)	773	(93)	1,456	(141)
Other issuer credit obligations	—	—	—	—	—	—
Total issuer credit obligations	9,392	(528)	32,216	(6,445)	41,608	(6,973)
Asset-backed securities
Equity backed securities – not self-liquidating	131	(14)	266	(13)	397	(27)
Agency commercial MBS (exempt)	0	0	187	(40)	187	(40)
Agency commercial MBS (non-exempt)	8	(1)	333	(41)	341	(42)
Agency residential MBS (exempt)	59	(4)	62	(7)	121	(11)
Agency residential MBS (non-exempt)	714	(86)	625	(67)	1,339	(153)
Non-agency - CLOs/CBOs/CDOs	1,749	(10)	357	(6)	2,106	(16)
Non-agency commercial MBS	441	(10)	2,026	(196)	2,467	(206)
Non-agency residential MBS	766	(32)	1,463	(166)	2,229	(198)
Other financial ABS	652	(14)	1,141	(163)	1,793	(177)
Lease-backed - full analysis	774	(6)	1,327	(90)	2,101	(96)
Other non-financial ABS - full analysis	775	(12)	1,721	(150)	2,496	(162)
Lease-backed - practical expedient	65	(6)	79	(15)	144	(21)
Other non-financial ABS - practical expedient	21	(3)	0	0	21	(3)
Total asset-backed securities	6,155	(198)	9,587	(954)	15,742	(1,152)
Preferred stock	70	(29)	28	—	98	(29)
Common stock	5	(1)	—	—	5	(1)
Total equity securities	75	(30)	28	—	103	(30)
Total	$15,622	$(756)	$41,831	$(7,399)	$57,453	$(8,155)

24

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2024
Bonds:
U.S. government obligations	$504	$(26)	$825	$(269)	$1,329	$(295)
All other government	415	(42)	931	(227)	1,346	(269)
U.S States, territories and possessions	30	(2)	124	(24)	154	(26)
Political subdivisions of states, territories and possessions	48	(3)	67	(13)	115	(16)
Special revenue	532	(28)	3,127	(618)	3,659	(646)
Industrial and miscellaneous	19,947	(1,195)	40,338	(8,092)	60,285	(9,287)
Hybrid securities	200	(3)	77	(9)	277	(12)
Bank loans	1,082	(37)	717	(59)	1,799	(96)
Parents, subsidiaries & affiliates	—	—	—	—	—	—
Total	22,758	(1,336)	46,206	(9,311)	68,964	(10,647)
Preferred stock	28	(1)	6	(1)	34	(2)
Common stock	—	—	—	—	—	—
Total equity securities	28	(1)	6	(1)	34	(2)
Total	$22,786	$(1,337)	$46,212	$(9,312)	$68,998	$(10,649)
As of December 31, 2025 and 2024, the number of bonds and equity securities in an unrealized loss position was 5,389 and 6,388, respectively. Bonds comprised 5,369 of the total, of which 4,047 were in a continuous loss position greater than 12 months at December 31, 2025. Bonds comprised 6,384 of the total, of which 4,625 were in a continuous loss position greater than 12 months at December 31, 2024.
The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2025 and 2024, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.
Contractual Maturities of Bonds and Short-Term Investments
The following table presents the statement value and fair value of bonds and short-term investments by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2025
Due in one year or less	$2,080	$2,062
Due after one year through five years	15,267	15,215
Due after five years through ten years	19,496	19,431
Due after ten years through twenty years	19,046	17,738
Due after twenty years	23,810	19,482
ABS	43,402	43,330
Total	$123,101	$117,258
Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.
Bonds in or near default as to payment of principal or interest had a statement value of $126 million and $29 million at December 31, 2025 and 2024, respectively, which is the fair value. At December 31, 2025 and 2024, the Company had no income excluded from due and accrued for bonds.

25

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
At December 31, 2025, the Company’s bond portfolio included bonds totaling $6.2 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 2 percent of the Company’s total assets and 4 percent of invested assets. These below investment grade securities, excluding structured securities, span across 18 industries. At December 31, 2024, the Company’s bond portfolio included bonds totaling $6.4 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 4 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries.
December 31, 2025 and 2024 The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2025	2024
Consumer non-cyclical	16.4%	15.0%
Consumer cyclical	13.7	14.6
Utility	10.5	9.5
ABS
The Company determines fair value of ABS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s RMBS, CMBS, collateralized debt obligations (“CDO”) and other ABS are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the ABS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.
The following table presents the statement value and fair value of ABS:

	December 31, 2025		December 31, 2024
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value
Asset-backed securities	$43,402	$43,330	$42,919	$42,202
Prepayment assumptions for single class, multi-class mortgage-backed and other ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.
At December 31, 2025 and 2024, the Company had exposure to a variety of ABS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.
At December 31, 2025 and 2024, the Company did not have any ABS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.
During 2025, 2024 and 2023, the Company recognized total OTTI of $7 million, $55 million and $36 million, respectively, on ABS that were still held by the Company. In addition, at December 31, 2025 and 2024, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

26

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table summarizes the fair value and aggregate amount of unrealized losses on ABS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2025
ABS	$6,156	$(198)	$9,587	$(954)	$15,743	$(1,152)
December 31, 2024
ABS	$6,947	$(181)	$13,005	$(1,549)	$19,952	$(1,730)
In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.
The Company does not have any ABS for which it is not practicable to estimate fair values.
The following table presents the rollforward of non-interest related OTTI for ABS:

	December 31,
(in millions)	2025	2024
Balance, beginning of year	$1,223	$1,212
Increases due to:
Credit impairment on new securities subject to impairment losses	4	55
Additional credit impairment on previously impaired investments	3	—
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	33	44
Balance, end of year	$1,197	$1,223
See Note 4 for a list with each ABS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2025.
Mortgage Loans
Mortgage loans had outstanding principal balances of $38.6 billion and $37.0 billion at December 31, 2025 and 2024, respectively. Contractual interest rates range from 0.00 percent to 45.00 percent. The mortgage loans at December 31, 2025 had maturity dates ranging from 2024 to 2069.
The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

27

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2025	2024
Geographic distribution:
Mid-Atlantic	23.5%	24.9%
Foreign	17.5	15.9
Pacific	13.5	15.3
South Atlantic	18.1	16.9
West South Central	6.9	7.0
East North Central	5.8	5.5
New England	5.6	5.7
Mountain	6.0	6.1
East South Central	2.0	2.0
West North Central	1.1	0.7
Total	100.0%	100.0%
Property type distribution:
Multi-family	25.7%	28.1%
Office	14.7	16.0
Retail	8.2	8.0
Industrial	16.4	15.1
Hotel/Motel	3.4	3.6
Other	31.6	29.2
Total	100.0%	100.0%
At December 31, 2025, there were 383 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 68.2 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2025 and 2024:

	Years Ended December 31,
	2025		2024
(in millions)	Maximum	Minimum	Maximum	Minimum
Office	9.60	3.00	9.75	3.53
Multi-family	8.70	2.92	8.80	4.82
Retail	7.12	3.45	7.56	4.70
Industrial	8.21	3.97	9.50	4.52
Hotel/Motel	6.21	4.51	7.08	5.82
Other	9.63	5.31	12.63	0.00
The Company reduced interest rates on three loans during 2025. The Company reduced interest rates on three loans during 2024.
The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 131 percent and 97 percent, in 2025 and 2024, respectively.
At December 31, 2025, and 2024, the Company held $797 million and $1,026 million, respectively, in impaired mortgages with related allowances for credit losses. There were no impaired mortgage loans without a related allowance at both periods ended December 31, 2025 and 2024. The Company’s average recorded investment in impaired loans was $921 million and $139 million, at December 31, 2025 and 2024, respectively. The Company recognized interest income on impaired loans of $7 million, $17 million and $15 million, in 2025, 2024 and 2023, respectively.

28

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2025	2024	2023
Balance, beginning of year	$364	$355	$294
Additions (reductions) charged to unrealized capital loss	59	21	148
Direct write-downs charged against allowance	(62)	(12)	(87)
Balance, end of year	$361	$364	$355
During 2025, the Company derecognized $22 million of mortgage loans and recognized $22 million of real estate collateral as a result of foreclosure.
The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.
The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2025	2024
Current	$37,258	$35,494
30 - 59 days past due	280	195
60 - 89 days past due	82	131
90 - 179 days past due	264	258
Greater than 180 days past due	70	—
Total	$37,954	$36,078
At December 31, 2025 and 2024, the Company had mortgage loans outstanding under participant or co-lender agreements of $36.9 billion and $24.9 billion, respectively.
The Company had $593 million and $571 million in restructured loans at December 31, 2025 and 2024, respectively.
Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2025:

(in millions)	Residential		Commercial		Agricultural
Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$60	0.00%	$908	0.50%	$—	—%
b. 91% to 95%	60	0.00	128	0.10	—	—
c. 81% to 90%	838	0.40	966	0.50	—	—
d. 71% to 80%	3,133	1.70	2,457	1.30	—	—
e. below 70%	6,991	3.70	22,289	11.90	485	0.30
Troubled Debt Restructuring
The Company held no restructured debt for which impairment was recognized for both December 31, 2025 and 2024. The Company had $29 million and $18 million of outstanding commitments to debtors that held loans with restructured terms at December 31, 2025 and 2024, respectively.

29

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Real Estate
The following table presents the components of the Company’s investment in real estate:

	December 31,
(in millions)	2025	2024
Properties occupied by the Company	$—	$—
Properties held for production of income	67	85
Properties held for sale	18	4
Total	$85	$89
The Company recognized gains of $12 million in 2024. The Company recognized no gains or losses in 2025 and 2023. The Company recognized $19 million, $1 million and $3 million in impairment write-downs for its investments in real estate during 2025, 2024 and 2023, respectively.
Other Invested Assets
The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2025	2024
Investments in limited liability companies	$1,140	$660
Investments in limited partnerships	4,223	4,075
Other investments	1,526	1,831
Receivable for securities	78	86
Non-admitted assets	(2)	(1)
Total	$6,965	$6,651
The Company utilizes the look-through approach in valuing its investments in affiliated limited partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $719 million and $931 million at December 31, 2025 and 2024, respectively. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.
The Company recorded impairment write-downs in joint ventures was $23 million, $11 million and $4 million during 2025, 2024 and 2023, respectively.

30

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Net Investment Income
The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2025	2024	2023
Bonds	$6,542	$6,065	$5,259
Preferred stocks	8	10	2
Common stocks	12	13	11
Cash and short-term investments	97	83	57
Mortgage loans	2,055	1,793	1,437
Real estate*	15	17	4
Contract loans	67	71	78
Derivatives	(607)	64	(283)
Investment income from affiliates	126	169	148
Other invested assets	356	227	246
Gross investment income	8,671	8,512	6,959
Investment expenses	(663)	(625)	(385)
Net investment income	$8,008	$7,887	$6,574
* Includes amounts for the occupancy of Company-owned property of $0 million, $1 million and $2 million in 2025, 2024 and 2023, respectively.
Net Realized and Unrealized Capital Gains (Losses)
The following table presents the components of Net realized capital gains (losses):

	Years ended December 31,
(in millions)	2025	2024	2023
Bonds	$(603)	$(1,210)	$(460)
Preferred stocks	(1)	—	(12)
Common stocks	(3)	—	8
Cash and short-term investments	7	(7)	36
Mortgage loans	(58)	(130)	(162)
Real estate	(18)	11	(3)
Derivatives	369	108	(329)
Other invested assets	(107)	(10)	113
Realized capital gains (losses)	(414)	(1,238)	(809)
Federal income tax (expense) benefit	87	260	170
Net (gains) losses transferred to IMR	397	826	276
Net realized capital gains (losses)	$70	$(152)	$(363)
During 2025, 2024 and 2023, the Company recognized $70 million, $172 million and $87 million, respectively, of impairment write-downs in the fixed maturity portfolio in accordance with the impairment policy described in Note 2.
The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years ended December 31,
(in millions)	2025	2024	2023
Proceeds	$7,706	$5,640	$3,401

Gross realized capital gains	$35	$97	$64
Gross realized capital losses	$(578)	(1,126)	(456)
Net realized capital gains (losses)	$(543)	$(1,029)	$(392)

31

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years ended December 31,
(in millions)	2025	2024	2023
Bonds	$884	$(322)	$280
Preferred and common stocks	457	(2)	53
Mortgage loans	569	(122)	273
Derivatives	(386)	29	148
Other invested assets	12	82	(68)
Other	(12)	(67)	(10)
Federal income tax (expense) benefit	(233)	89	(126)
Net change in unrealized gains (losses) of investments	$1,291	$(313)	$550

4. ASSET-BACKED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

ABS
The following table presents the ABS held by the Company at December 31, 2025 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
38237KAC4	$5,256	$1,730	$3,527	$1,730	$1,730	6/30/2025
23312RAE5	3,253	1	3,252	1	2	6/30/2025
Year-end Total	$8,509	$1,731	$6,779	$1,731	$1,732
None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

32

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
5. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending
In conjunction with its securities lending program, the Company had securities with a carrying value of $3,857 million and the fair value of $3,256 million loaned to unaffiliated third parties as of December 31, 2025. At December 31, 2024, the Company had securities with a carrying value of $2,577 million and the fair value of $2,162 million loaned to unaffiliated third parties.
The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2025	2024
Open positions	$—	$—
30 days or less	3,376	2,279
31 to 60 days	—	—
61 to 90 days	—	—
Greater than 90 days	—	—
Subtotal	3,376	2,279
Securities collateral received	—	—
Total collateral received	$3,376	$2,279
The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2025		December 31, 2024
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$983	$983	$531	$531
Subtotal	983	983	531	531
Securities collateral received	—	—	—	—
Total collateral reinvested	$983	$983	$531	$531
Repurchase Agreements
At December 31, 2025 and 2024, bonds with a fair value of approximately $1,137 million and $214 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.
The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2025	2024
Open positions	$—	$—
30 days or less	603	232
31 to 60 days	511	—
61 to 90 days	—	—
Greater than 90 days	—	—
Subtotal	1,114	232
Securities collateral received	—	—
Total collateral received	$1,114	$232

33

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2025:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Open - No Maturity	$6	$—	$—	$—
2. Overnight	159	50	50	297
3. 2 Days to 1 Week	316	100	101	547
4. > 1 Week to 1 Month	411	151	408	1,111
5. > 1 Month to 3 Months	—	—	—	652
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

b. Ending Balance
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	100	101	—
4. > 1 Week to 1 Month	411	—	307	1,111
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—
The following table presents the Company’s liability to return collateral for the year ended December 31, 2025:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Cash (Collateral - All)	$893	$301	$559	$2,608
2. Securities Collateral (FV)	—	—	—	—
b. Ending Balance
1. Cash (Collateral - All)	$411	$100	$408	$1,111
2. Securities Collateral (FV)	—	—	—	—
The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.
The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2025		December 31, 2024
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$—	$—	$218	$214
2-3 Years	59	61	—	—
Greater than three years	1,076	1,076	—	—
Subtotal	1,135	1,137	218	214
Securities collateral received	—	—	—	—
Total collateral reinvested	$1,135	$1,137	$218	$214

34

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2025:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. BACV	$—	$—	$—	$—
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	—	—	—	—

b. Ending Balance
1. BACV	$411	$142	$459	$1,135
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	376	107	424	1,137

35

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2025:

	1	2	3	4
(in millions)	None	NAIC 1	NAIC 2	NAIC 3
Ending Balance
a. ICO - BACV	$—	$85	$1,049	$—
b. ICO - FV	—	96	1,041	—
c. ABS - BACV	—	—	—	—
d. ABS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	85	1,049	—
q. Total Assets - FV	—	96	1,041	—

	5	6	7	8
(in millions)	NAIC 4	NAIC 5	NAIC 6	Non-Admitted
Ending Balance
a. ICO - BACV	$—	$—	$—	$—
b. ICO - FV	—	—	—	—
c. ABS - BACV	—	—	—	—
d. ABS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	—	—	—
q. Total Assets - FV	—	—	—	—

36

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Collateral Received – Secured Borrowing:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Cash	532	$151	$408	$1,299
2. Securities (FV)	—	—	—	—

b. Ending Balance
1. Cash	$411	$100	$408	$1,111
2. Securities (FV)	—	—	—	—
Cash and Non-Cash Collateral Received – Secured Borrowing by NAIC Designation:

	1	2	3	4
(in millions)	NONE	NAIC 1	NAIC 2	NAIC 3
Ending Balance
a. Cash	$1,111	$—	$—	$—
b. ICO - FV	—	—	—	—
c. ABS - FV	—	—	—	—
d. Preferred Stock - FV	—	—	—	—
e. Common Stock	—	—	—	—
f. Mortgage Loans - FV	—	—	—	—
g. Real Estate - FV	—	—	—	—
h. Derivatives - FV	—	—	—	—
i. Other Invested Assets - FV	—	—	—	—
j. Total Assets - FV	$1,111	$—	$—	$—

	5	6	7	8
	NAIC 4	NAIC 5	NAIC 6	Does Not Qualify As Admitted
Ending Balance
a. Cash	$—	$—	$—	$—
b. ICO - FV	—	—	—	—
c. ABS - FV	—	—	—	—
d. Preferred Stock - FV	—	—	—	—
e. Common Stock	—	—	—	—
f. Mortgage Loans - FV	—	—	—	—
g. Real Estate - FV	—	—	—	—
h. Derivatives - FV	—	—	—	—
i. Other Invested Assets - FV	—	—	—	—
j. Total Assets - FV	—	—	—	—

37

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Reverse Repurchase Agreements
The Company entered into bilateral reverse repurchase agreements to purchase and resell short-term securities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company did not sell or repledge these securities during 2025. The collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities held as collateral is monitored daily and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the amount paid for securities purchased under agreements to resell in cash, cash equivalents and short-term investments.
At December 31, 2025, the Company had no securities held under agreements to purchase and resell.

Type of Repo Trade Used:

	1	2	3	4
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a. Bilateral (YES/NO)	Yes	Yes	Yes	No
b. Tri-Party (YES/NO)	No	No	No	No

Original (Flow) and Residual Maturity:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Open - No Maturity	$204	$145	$50	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	—
4. > 1 Week to 1 Month	—	—	—	—
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

b. Ending Balance
1. Open - No Maturity	$70	$50	$—	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	—
4. > 1 Week to 1 Month	—	—	—	—
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

The Company had no securities sold and/or acquired under Repo that resulted in default at December 31, 2025 and December 31, 2024.

Fair Value of Securities Acquired Under Repo – Secured Borrowing

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a. Maximum Amount	213	152	52	—
b. Ending Balance	73	52	—	—

38

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Collateral Provided – Secured Borrowing

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Cash	$204	$145	$50	$—
2. Securities (FV)	—	—	—	—
3. Securities (BACV)	—	—	—	—
4. Nonadmitted Subset (BACV)	—	—	—	—

b. Ending Balance
1. Cash	70	50	—	—
2. Securities (FV)	—	—	—	—
3. Securities (BACV)	—	—	—	—
4. Nonadmitted Subset (BACV)	—	—	—	—

Recognized Receivable for Return of Collateral – Secured Borrowing

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Cash	204	145	50	—
2. Securities (FV)	—	—	—	—

b. Ending Balance
1. Cash	70	50	—	—
2. Securities (FV)	—	—	—	—

Recognized Liability to Return Collateral – Secured Borrowing (Total)

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Repo Securities Sold/Acquired with Cash Collateral	213	152	52	—
2. Repo Securities Sold/Acquired with Securities Collateral (FV)	—	—	—	—

b. Ending Balance
1. Repo Securities Sold/Acquired with Cash Collateral	73	52	—	—
2. Repo Securities Sold/Acquired with Securities Collateral (FV)	—	—	—	—

39

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
6. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets, except for a portion of assets on deposit with states and other restricted assets that are part of the Separate Accounts assets.
The following table presents the carrying value of the Company’s restricted assets:

	December 31,
(in millions)	2025	2024
On deposit with states	$45	$47
Collateral held on securities lending	3,857	2,279
FHLB stock and collateral pledged	9,568	6,649
Subject to reverse repurchase agreements	—	20
Subject to repurchase agreements	1,111	231
Collateral for derivatives	549	651
Guaranteed interest contracts	127	68
Other restricted assets	2,910	1,528
Total	$18,167	$11,473

7. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.
All derivative instruments are recognized in the financial statements.
SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy defined within VM-21.

At inception and on an ongoing basis, the hedging relationship must be highly effective in achieving offsetting changes in fair value attributed to the hedged risk during the period that the hedge is designated. The term “highly effective” describes a fair value hedge relationship where the change in fair value of the derivative instrument is within 80 to 125 percent of the opposite change in fair value of the hedged item attributed to the hedged risk.
SSAP 108 requires the Company use the same fair value definition that is used for its economic hedge target, which enables the Company to leverage the existing modeling and attribution platform currently in place for hedging analysis. In addition, the Company uses the VM-21 interest rate sensitivities measured at the beginning of the quarter to estimate the reserve movement attributed to interest rate movement, which leverages the existing modeling and attribution platform in place for Statutory analysis. These approaches and the overall use of the special accounting provision of SSAP 108 have received the approval of the TDI.
The Company used a portfolio of interest rates swaps and swaptions to hedge the interest rate risk associated with a portfolio of GMWB riders on its variable annuities. This hedging relationship was highly effective and complied with the Clearly Defined Hedging Strategy of VM-21. Effective August 1, 2025, the Company’s variable annuity business was ceded and the use of special accounting provisions permitted within SSAP 108 was terminated. The existing SSAP 108 deferred asset balance will be amortized on a straight-line basis over a 5-year period.

40

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Under SSAP 108 all derivatives are reported at fair value. Fair value change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk is recognized as realized gain/loss in the current period there were no excludable components. At December 31, 2024, fair value of the derivatives was a liability of $10 million, full contract fair value was an asset of $59 million and hedge target fair value was a liability of $88 million. For the year ended December 31, 2024, fair value change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk was a realized loss of $42 million. Fair value change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk are recognized as deferred assets/liabilities in the current period and amortized over projected VA guarantees’ Macaulay Duration within the Standard Projection, but not more than 10 years. At December 31, 2025 and 2024, the fair value change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk was a deferred asset of $1.4 billion and deferred asset $1.5 billion, respectively. For the years ended December 31, 2025 and 2024, amortization was a realized loss of $250 million and a realized loss of $137 million, respectively. Fair value change in hedge instruments not attributable to the hedged risk are recognized as unrealized gain/loss, if any. All fair value changes in hedge instruments were attributable to the hedged risk for the period.
The Company designates, under SSAP 86, certain foreign exchange derivatives as effective hedges of certain invested assets and certain fixed and floating-rate liabilities. The Company also designates certain interest rate swaps as effective hedges of floating-rate investment assets and certain fixed and floating-rate liabilities. Derivatives not designated for hedge accounting are accounted for at fair value, and the changes in the fair value recorded in surplus as unrealized gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one-day lag in the net cash settlement of these contracts.
The Company recognized a net unrealized capital loss of $184 million in 2025, a net unrealized capital loss of $40 million in 2024 and a net unrealized capital gain of $167 million in 2023, related to derivatives that did not qualify for hedge accounting.
Net cash collateral received for derivative transactions increased in the year 2025, as a result of increases in fair values of derivatives covered by an International Swaps and Derivative Association Master Agreement (“ISDA Master Agreement”) and Credit Support Annex provisions. At December 31, 2025, the Company held collateral for derivatives of $2,758 million, which is invested in cash, cash equivalents and/or short-term investments.
Refer to Note 3 for disclosures related to net realized capital gains (losses).
Swaps, Options, and Futures
Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.
Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.
Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

41

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Interest Rate Risk
Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; (3) listed futures options on government securities; and (4) unlisted swaps and swaptions in U.S. Dollar Secured Overnight Financing Rate.
Currency Risk
Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.
Equity Risk
Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (“OTC”) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.
For OTC contracts, the Company generally uses an ISDA Master Agreement and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions, and such an ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.
The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

42

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2025			December 31, 2024
(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$5,817	$443	$443	$22,131	$1,551	$1,551
Foreign exchange contracts	7,106	538	539	12,862	915	877
Equity contracts	58,467	6,088	6,088	60,862	4,257	4,256
Other contracts	14	—	—	14	—	—
Derivative assets, gross	71,404	7,069	7,070	95,869	6,723	6,684
Counter party netting*	—	(4,272)	(4,272)	—	(4,944)	(4,944)
Derivative assets, net	$71,404	$2,797	$2,798	$95,869	$1,779	$1,740
Liabilities:
Interest rate contracts	$32,093	$1,125	$1,184	$34,293	$1,737	$2,111
Foreign exchange contracts	11,731	491	501	3,197	243	260
Equity contracts	48,460	3,052	3,052	39,350	3,085	3,085
Other contracts	43	4	4	45	2	2
Derivative liabilities, gross	92,327	4,672	4,741	76,885	5,067	5,458
Counter party netting*	—	(4,272)	(4,272)	—	(4,944)	(4,944)
Derivative liabilities, net	$92,327	$400	$469	$76,885	$123	$514
* Represents netting of derivative exposures covered by a qualifying master netting agreement.
The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2025		December 31, 2024
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$7,069	$4,672	$6,723	$5,067
Amount offset	(4,272)	(4,272)	(4,944)	(4,944)
Net amount presented in the Statement of Admitted
Assets, Liabilities, and Capital and Surplus	$2,797	$400	$1,779	$123

43

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
8. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2025		December 31, 2024
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date
Derivative assets:
Interest rate contracts	$5,817	2054	$22,131	2064
Foreign exchange contracts	7,106	2064	12,862	2063
Equity contracts	58,467	2031	60,862	2030
Other contracts	14	2053	14	2053
Derivative liabilities:
Interest rate contracts	32,093	2071	34,293	2071
Foreign exchange contracts	11,731	2061	3,197	2061
Equity contracts	48,460	2031	39,350	2030
Other contracts	44	2042	45	2042
The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.
The credit exposure to the Company’s derivative contracts aggregated $807 million and $991.6 million at December 31, 2025 and 2024, respectively.
9. FAIR VALUE INSTRUMENTS

Fair Value Measurements
The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.
The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.
Fair Value Hierarchy
Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:
•     Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.
•     Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

44

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
•   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.
Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.
Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.
Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.
Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.
Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.
Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.
Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.
Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.
Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.
Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.
Valuation Methodologies of Financial Instruments Measured at Fair Value
Bonds
Bonds with NAIC 6 or 6* designations and redeemable preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. Perpetual preferred stocks are carried at fair value, not to exceed any currently effective call rate. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical

45

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.
The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.
Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.
Common Stocks (Unaffiliated)
Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.
Freestanding Derivatives
Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.
OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.
Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.
Separate Account Assets
Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

46

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Assets and Liabilities Measured at Fair Value
The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2025
Assets at fair value:
Bonds
Issuer Credit Obligations	$—	$108	$1	$—	$109
Asset Backed Securities	—	—	39	—	39
Total bonds	—	108	40	—	148
Preferred stock
Industrial and miscellaneous	8	—	3	—	11
Total preferred stock	8	—	3	—	11
Common stock
Industrial and miscellaneous	—	—	5	—	5
Total common stock	—	—	5	—	5
Derivative assets:
Interest rate contracts	—	443	—	—	443
Foreign exchange contracts	—	527	—	—	527
Equity contracts	—	5,320	768	—	6,088
Credit contracts	—	—	—	—	—
Other contracts	—	—	—	—	—
Counterparty netting	—	—	—	(4,272)	(4,272)
Total derivative assets	—	6,290	768	(4,272)	2,786
Separate account assets	47,201	2,004	—	—	49,205
Total assets at fair value	$47,209	$8,402	$816	$(4,272)	$52,155
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$—	$1,125	$—	$—	$1,125
Foreign exchange contracts	—	308	—	—	308
Equity contracts	6	2,951	94	—	3,051
Credit contracts	—	—	—	—	—
Other contracts	—	—	4	—	4
Counterparty netting	—	—	—	(4,272)	(4,272)
Total derivative liabilities	6	4,384	98	(4,272)	216
Total liabilities at fair value	$6	$4,384	$98	$(4,272)	$216
December 31, 2024
Assets at fair value:
Bonds
All Other Government	—	—	—	—	—
Industrial and miscellaneous	—	16	7	—	23
Total bonds	—	16	7	—	23
Preferred stock
Industrial and miscellaneous	4	—	1	—	5
Total preferred stock	4	—	1	—	5
Total common stock	—	—	—	—	—
Derivative assets:
Interest rate contracts	—	1,239	312	—	1,551
Foreign exchange contracts	—	872	—	—	872
Equity contracts	1	3,686	569	—	4,256
Other contracts	—	—	—	—	—
Counterparty netting	—	—	—	(4,944)	(4,944)
Total derivative assets	1	5,797	881	(4,944)	1,735
Separate account assets	47,053	1,468	—	—	48,521
Total assets at fair value	$47,058	$7,281	$889	$(4,944)	$50,284
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$—	$1,737	$—	$—	$1,737
Foreign exchange contracts	—	230	—	—	230
Equity contracts	7	3,066	12	—	3,085
Credit contracts	—	—	—	—	—
Other contracts	—	—	2	—	2
Counterparty netting	—	—	—	(4,944)	(4,944)
Total derivative liabilities	7	5,033	14	(4,944)	110
Total liabilities at fair value	$7	$5,033	$14	$(4,944)	$110
* Represents netting of derivative exposures covered by a qualifying master netting agreement.

47

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Changes in Level 3 Fair Value Measurements
The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Derivative Assets	Total Assets	Derivative Liabilities
Balance, January 1, 2023	$3	$7	$2	$529	$541	$16
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(10)	(7)	—	(444)	(461)	(29)
Included in surplus	—	1	—	329	330	30
Purchases, issuances and settlements	9	—	(2)	694	701	50
Transfers into Level 3	4	—	—	—	4	—
Transfers out of Level 3	—	—	—	—	—	—
Balance, December 31, 2023	$6	$1	$—	$1,108	$1,115	$67
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(28)	—	—	153	125	(3)
Included in surplus	30	—	(3)	(259)	(232)	(77)
Purchases, issuances and settlements	(16)	—	—	(121)	(137)	27
Transfers into Level 3	28	—	4	—	32	—
Transfers out of Level 3	(12)	—	—	—	(12)	—
Balance, December 31, 2024	$8	$1	$1	$881	$891	$14
Total realized/unrealized capital gains or losses:
Included in net (loss) income	—	(1)	(3)	108	104	—
Included in surplus	1	1	(1)	(7)	(6)	39
Purchases, issuances and settlements	(10)	2	8	(214)	(214)	45
Transfers into Level 3	42	—	—	—	42	—
Transfers out of Level 3	(1)	—	—	—	(1)	—
Balance, December 31, 2025	$40	$3	$5	$768	$816	$98
Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.
In both 2025 and 2024, there were no transfers between Level 1 and Level 2 securities.
Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2025 and 2024 may include changes in fair value that were attributable to both observable and unobservable inputs.

48

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Quantitative Information About Level 3 Fair Value Measurements
The following table presents the Company’s quantitative information about level 3 fair value measurements at December 31, 2025.

December 31, 2025	Fair Value at December 31, 2025	Valuation Technique	Unobservable Input	Unobservable Input Range (Weighted Average)
Assets:
RMBS	6	Discounted Cash Flow	Prepayment Speed (VPR)	5.89% - 10.18% (8.03%)
			Loss severity	22.19% - 80.14% (51.17%)
			Constant default rate	0.08% - 6.02% (3.05%)
			Yield	5.87% - 6.72% (6.30%)
Other ABS	$31	Discounted Cash Flow	Yield	9.61% - 9.61% (9.61%)

Gross Basis Fair Value Measurements
The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2025
Derivative assets at fair value	$—	$6,290	$768	$7,058
Derivative liabilities at fair value	(6)	(4,384)	(98)	(4,488)

December 31, 2024
Derivative assets at fair value	$1	$5,797	$881	$6,679
Derivative liabilities at fair value	(7)	(5,033)	(14)	(5,054)

49

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Fair Value Information about Financial Instruments Not Measured at Fair Value
The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3
December 31, 2025
Assets:
Bonds
Issuer Credit Obligations	$73,792	$79,564	$10	$70,553	$3,229
Asset Backed Securities	43,292	43,362		22,489	20,803
Preferred stocks	246	269	—	180	66
Common stocks	220	220	—	220	—
Cash, cash equivalents
and short-term investments	1,011	1,011	984	27	—
Mortgage loans	37,265	37,954	—	—	37,265
Contract loans	1,141	1,141	—	—	1,141
Derivatives	(239)	(172)		(239)
Receivables for securities	78	78	—	78	—
Separate account assets	33,936	33,936	—	33,936	—
Liabilities:
Policy reserves and contractual liabilities	21,768	21,706	—	38	21,730
Derivatives	—	—	—	—	—
Payable for securities	3	3	—	3	—
Payable for securities lending	3,386	3,386	—	3,386	—
December 31, 2024
Assets:
Bonds	$107,959	$117,020	$9	$84,314	$23,636
Preferred stocks	159	156	—	159	—
Common stocks	208	208	—	208	—
Cash, cash equivalents
and short-term investments	731	731	531	200	—
Mortgage loans	34,031	36,078	—	—	34,031
Contract loans	1,144	1,144	—	—	1,144
Derivatives	(399)	31		(399)	—
Receivables for securities	86	86	—	86	—
Separate account assets	16,880	25,766	—	16,880	—
Liabilities:
Policy reserves and contractual liabilities	17,668	17,617	—	58	17,610
Derivatives	—	—	—	—	—
Payable for securities	309	309	—	309	—
Payable for securities lending	2,284	2,284	—	2,284	—

50

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
10. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

	Years ended December 31,
(in millions)	2025	2024
Life insurance	$42,595	$42,136
Annuities (excluding supplementary contracts with life contingencies)	113,035	104,975
Supplementary contracts with life contingencies	371	377
Accidental death benefits	13	14
Disability - active lives	26	27
Disability - disabled lives	196	206
Excess of VM-21 reserves over basic reserves	68	2
Deficiency reserves	1,193	1,075
Other miscellaneous reserve	996	1,012
Gross life and annuity reserves	158,493	149,824
Reinsurance ceded	(48,752)	(37,288)
Net life and annuity reserves	109,741	112,536
Accident and health reserves
Unearned premium reserves	6	6
Present value of amounts not yet due on claims	186	193
Additional contract reserves	456	480
Gross accident and health reserves	648	679
Reinsurance ceded	(3)	(4)
Net accident and health reserves	645	675
Aggregate policy reserves	$110,386	113,211

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:
A. Individual Annuities:

	December 31, 2025
(in millions)	General account	Separate account with guarantees	Separate account non-guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$63,512	$5,256	$—	$68,768	46.16%
b. At book value less current surrender charge of 5% or more	13,904	—	—	13,904	9.33%
c. At fair value	16	199	33,528	33,743	22.65%
d. Total with market adjustment or at fair value	77,432	5,455	33,528	116,415	78.14%
e. At book value without adjustment (minimal or no charge or adjustment)	18,555	—	—	18,555	12.46%
(2) Not subject to discretionary withdrawal	13,896	—	104	14,000	9.40%
(3) Total (gross: direct + assumed)	$109,883	$5,455	$33,632	$148,970	100.00%
(4) Reinsurance ceded	21,034	—	31,766	52,800
(5) Total (net)* (3) - (4)	$88,849	$5,455	$1,866	$96,170
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$2,392	$—	$—	$2,392

51

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

	December 31, 2024
(in millions)	General account	Separate account with guarantees	Separate account non-guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$54,345	$4,437	$—	$58,782	42.84%
b. At book value less current surrender charge of 5% or more	13,000	—	—	13,000	9.48%
c. At fair value	1	32	31,079	31,112	22.68%
d. Total with market adjustment or at fair value	67,346	4,469	31,079	102,894	75.00%
e. At book value without adjustment (minimal or no charge or adjustment)	20,170	—	—	20,170	14.70%
(2) Not subject to discretionary withdrawal	14,041	—	96	14,137	10.30%
(3) Total (gross: direct + assumed)	$101,557	$4,469	$31,175	$137,201	100.00%
(4) Reinsurance ceded	11,045	—	—	11,045
(5) Total (net)* (3) - (4)	$90,512	$4,469	$31,175	$126,156
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$3,286	$—	$—	$3,286
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.
B. Group Annuities:

	December 31, 2025
(in millions)	General account	Separate account with guarantees	Separate account non-guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$173	$—	$—	$173	0.43%
b. At book value less current surrender charge of 5% or more	23	—	—	23	0.06%
c. At fair value	—	13	13,265	13,278	32.73%
d. Total with market adjustment or at fair value	196	13	13,265	13,474	33.22%
e. At book value without adjustment (minimal or no charge or adjustment)	1,645	—	—	1,645	4.05%
(2) Not subject to discretionary withdrawal	1,682	23,771	—	25,453	62.73%
(3) Total (gross: direct + assumed)	$3,523	$23,784	$13,265	$40,572	100.00%
(4) Reinsurance ceded	1,379	—	12,818	14,197
(5) Total (net)* (3) - (4)	$2,144	$23,784	$447	$26,375
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$2	$—	$—	$2

	December 31, 2024
(in millions)	General account	Separate account with guarantees	Separate account non-guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$140	$49	$—	$189	0.52%
b. At book value less current surrender charge of 5% or more	28	—	—	28	0.08%
c. At fair value	—	—	13,508	13,508	37.26%
d. Total with market adjustment or at fair value	168	49	13,508	13,725	37.86%
e. At book value without adjustment (minimal or no charge or adjustment)	1,851	—	—	1,851	5.11%
(2) Not subject to discretionary withdrawal	1,776	18,904	—	20,680	57.03%
(3) Total (gross: direct + assumed)	$3,795	$18,953	$13,508	$36,256	100.00%
(4) Reinsurance ceded	69	—	—	69
(5) Total (net)* (3) - (4)	$3,726	$18,953	$13,508	$36,187
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$2	$—	$—	$2
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

52

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
C. Deposit-Type Contracts (no life contingencies):

	December 31, 2025
(in millions)	General account	Separate account with guarantees	Separate account non-guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
c. At fair value	—	—	—	—	—%
d. Total with market adjustment or at fair value	—	—	—	—	—%
e. At book value without adjustment (minimal or no charge or adjustment)	504	—	—	504	2.26%
(2) Not subject to discretionary withdrawal	21,676	—	75	21,751	97.74%
(3) Total (gross: direct + assumed)	$22,180	$—	$75	$22,255	100.00%
(4) Reinsurance ceded	1,414	—	—	1,414
(5) Total (net)* (3) - (4)	$20,766	$—	$75	$20,841
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$—	$—	$—	$—

	December 31, 2024
(in millions)	General account	Separate account with guarantees	Separate account non-guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
c. At fair value	—	—	—	—	—%
d. Total with market adjustment or at fair value	—	—	—	—	—%
e. At book value without adjustment (minimal or no charge or adjustment)	520	—	—	520	2.86%
(2) Not subject to discretionary withdrawal	17,616	—	72	17,688	97.14%
(3) Total (gross: direct + assumed)	$18,136	$—	$72	$18,208	100.00%
(4) Reinsurance ceded	1,344	—	—	1,344
(5) Total (net)* (3) - (4)	$16,792	$—	$72	$16,864
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$—	$—	$—	$—
* Represents annuity reserves reported in separate accounts liabilities.

53

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2025:

	December 31, 2025
	General Account			Separate Account - non-guaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal,
surrender values, or policy loans:
(1) Term policies with cash value	$—	$731	$3,233	$—	$—	$—
(2) Universal life	5,075	5,314	5,963	—	—	—
(3) Universal life with secondary guarantees	1,531	1,415	8,419	—	—	—
(4) Indexed universal life	843	801	833	—	—	—
(5) Indexed universal life with secondary guarantees	2,454	1,690	2,991	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	2,187	8,681	9,811	2,440	2,440	2,440
(8) Variable life	—	—	—	—	—	—
(9) Variable universal life	114	109	94	1,912	1,905	1,898
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal
or no cash values
(1) Term policies without cash value	$—	$—	$11,251	$—	$—	$—
(2) Accidental death benefits	—	—	13	—	—	—
(3) Disability - active lives	—	—	26	—	—	—
(4) Disability - disabled lives	—	—	196	—	—	—
(5) Miscellaneous reserves	—	—	2,079	—	—	—
C. Total (gross: direct + assumed)	$12,204	$18,741	$44,909	$4,352	$4,345	$4,338
D. Reinsurance ceded	7,058	10,417	26,338	—	—	—
E. Total (net) (C) - (D)	$5,146	$8,324	$18,571	$4,352	$4,345	$4,338

54

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2024:

	December 31, 2024
	General Account			Separate Account - non-guaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal,
surrender values, or policy loans:
(1) Term policies with cash value	$—	$687	$3,245	$—	$—	$—
(2) Universal life	5,276	5,333	6,111	—	—	—
(3) Universal life with secondary guarantees	1,597	1,446	8,347	—	—	—
(4) Indexed universal life	795	726	781	—	—	—
(5) Indexed universal life with secondary guarantees	2,140	1,414	2,365	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	2,168	8,571	9,811	1,824	1,824	1,824
(8) Variable life	—	—	—	—	—	—
(9) Variable universal life	114	106	155	1,822	1,814	1,806
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal
or no cash values
(1) Term policies without cash value	$—	$—	$11,320	$—	$—	$—
(2) Accidental death benefits	—	—	14	—	—	—
(3) Disability - active lives	—	—	27	—	—	—
(4) Disability - disabled lives	—	—	206	—	—	—
(5) Miscellaneous reserves	—	—	1,981	—	—	—
C. Total (gross: direct + assumed)	$12,090	$18,283	$44,364	$3,646	$3,638	$3,630
D. Reinsurance ceded	7,039	10,245	26,174	—	—	—
E. Total (net) (C) - (D)	$5,051	$8,038	$18,190	$3,646	$3,638	$3,630
11. SEPARATE ACCOUNTS

Separate Accounts
The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate accounts. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative.
Certain separate accounts relate to MVA fixed annuity contracts and registered index-linked annuity contracts in which the assets are carried at amortized cost. These policies are required to be held in the Company's separate account by certain states, including Texas.
Certain separate accounts relate to flexible premium adjustable life insurance and pension risk transfer annuities in which the assets are carried at amortized cost. These contracts provide the greater of guaranteed interest returns defined in the policy or interest in excess of the guaranteed rate as defined by the Company.
The Company does not engage in securities lending transactions within the separate accounts.
In accordance with the products/transactions recorded within the separate accounts, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.
General account reserves of $82 million and $10 million were established for the separate account reserve in excess of assets in subaccounts TFA1-B and TFA1-D, respectively.

55

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents separate account assets by product or transaction:

	December 31, 2025		December 31, 2024
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuities	$45,294	$—	$45,316	$—
Variable life	3,910	—	3,206	—
Bank-owned life insurance – hybrid	470	—	464	—
Deferred annuities with MVA features	249	—	300	—
Pension risk transfer annuities	25,349	—	20,800	—
Annuities with MVA features	—	4,928	—	4,122
Fixed annuities excess interest adjustment features	—	6	—	9
Registered index-linked annuities	—	2,935	—	70
Total	$75,272	$7,869	$70,086	$4,201
Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.
If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2025 and 2024 is $27.9 billion and $4.5 billion, respectively.
The separate account business had no seed money balance at December 31, 2025. The separate account seed money balances was $7 million at December 31, 2024.
The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2025	$246	$28
2024	445	42
2023	558	65
2022	596	64
2021	539	36

56

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non-indexed guarantee less than or equal to 4%	Non-indexed guarantee more than 4%	Non-guaranteed separate accounts	Total
December 31, 2025
Premiums, considerations or deposits	3,094	$—	$152	$5,895	$9,141
Reserves for accounts with assets at:
Market value	$—	$—	$—	46,103	$46,103
Amortized cost	5,977	27,424	968	—	34,369
Total reserves	$5,977	$27,424	$968	$46,103	$80,472
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	5,977	$25,030	$968	$—	$31,975
At market value	—	—	—	46,029	46,029
Subtotal	5,977	25,030	968	46,029	78,004
Not subject to discretionary withdrawal	—	2,394	—	74	2,468
Total reserves	$5,977	$27,424	$968	$46,103	$80,472
December 31, 2024
Premiums, considerations or deposits	$737	$—	$176	$4,117	$5,030
Reserves for accounts with assets at:
Market value	$—	$—	$—	$47,778	$47,778
Amortized cost	3,056	20,094	806	—	23,956
Total reserves	$3,056	$20,094	$806	$47,778	$71,734
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$3,056	$17,791	$806	$—	$21,653
At market value	—	—	—	47,706	47,706
Subtotal	3,056	17,791	806	47,706	69,359
Not subject to discretionary withdrawal	—	2,303	—	72	2,375
Total reserves	$3,056	$20,094	$806	$47,778	$71,734
December 31, 2023
Premiums, considerations or deposits	$803	$—	$178	$6,597	$7,578
Reserves for accounts with assets at:
Market value	$—	$—	$—	$46,589	$46,589
Amortized cost	2,611	17,306	617	—	20,534
Total reserves	$2,611	$17,306	$617	$46,589	$67,123
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$2,611	$17,179	$617	$—	$20,407
At market value	—	—	—	46,488	46,488
Subtotal	2,611	17,179	617	46,488	66,895
Not subject to discretionary withdrawal	—	127	—	101	228
Total reserves	$2,611	$17,306	$617	$46,589	$67,123
Reconciliation of Net Transfers to or from Separate Accounts
The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years Ended December 31,
(in millions)	2025	2024	2023
Transfers to separate accounts	$9,142	$5,030	$7,578
Transfers from separate accounts	(7,444)	(6,859)	(5,500)
Net transfers to (from) separate accounts	1,698	(1,829)	2,078
Reconciling adjustments:
Deposit-type contracts	—	—	—
Total reconciling adjustments	—	—	—
Transfers as reported in the Statutory Statements of Operations	$1,698	$(1,829)	$2,078
12. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented less than 1.0 percent of gross insurance in-force at December 31, 2025, 2024 and 2023, respectively. Policyholder dividends for the years ended December 31, 2025, 2024 and 2023 were $19 million, $17 million, and $13 million, respectively.

57

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
13. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2025		December 31, 2024
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Industrial	$—	$—	$—	$—
Ordinary new business	$31	$31	$30	$30
Ordinary renewal	(446)	(15)	(450)	20
Group life	(1)	(1)	(1)	(1)
Total	$(416)	$15	$(421)	$49

14. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance transactions to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations to insureds and beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.
Reinsurance premiums assumed in 2025, 2024 and 2023 were $3.0 billion, $2.1 billion and $4.9 billion, respectively. Reinsurance premiums ceded in 2025, 2024 and 2023 were $58.7 billion, $12.7 billion and $2.5 billion, respectively. Additionally, reserves on reinsurance assumed were $14.5 billion and $11.2 billion at December 31, 2025 and 2024, respectively. The reserve credit taken on reinsurance ceded was $50.2 billion and $38.6 billion at December 31, 2025 and 2024, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2025 and 2024, the Company’s reinsurance recoverables were $376 million and $263 million, respectively.
The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total revenue collected under the reinsured policies.
As of December 31, 2025 and 2024, $21 billion and $21 billion of the Company’s reserves representing a mix of run-off life and annuity risks were ceded to Fortitude Reinsurance Company Ltd. (“Fortitude Re”) under modified coinsurance agreements.
Certain reinsurers have sought rate increases on certain yearly renewable term agreements. The Company has disputed, and expects to continue disputing, any requested rate increases under these agreements. These disputes may lead to and have resulted in arbitration over the terms of the reinsurance contracts. To the extent reinsurers seek retroactive premium increases, the Company’s practice is to assess and accrue its current estimate of probable loss with respect to these matters when appropriate.
Affiliate Reinsurance Treaties
The Company has a modified coinsurance reinsurance agreement with VALIC, pursuant to which certain blocks of VALIC’s variable annuity business are ceded to the Company. At December 31, 2025 and 2024 , the liabilities resulting from the agreement and recorded in the accompanying financial statements were $16.2 billion and $17.7 billion, respectively. In 2025, 2024 and 2023, the agreement increased the Company’s pre-tax earnings by $336 million, $278 million and $319 million, respectively.
The Company has coinsurance/modified coinsurance agreements with AGC Life whereby the Company cedes certain term life and universal life insurance policies to AGC Life. These agreements decreased the Company’s pre-tax

58

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
earnings by $6 million in 2025 and increased pre-tax earnings by $4 million (excluding the impact of recaptures) and $60 million in 2024 and 2023, respectively.
The Company has various reinsurance agreements with Corebridge Bermuda in which the Company cedes certain fixed annuity, fixed indexed annuity, term life insurance, and structured settlement annuity contracts to Corebridge Bermuda. At December 31, 2025 and 2024, the reserves ceded under these agreements totaled $19.6 billion and $12.3 billion, respectively. In 2025 and 2024, these agreements increased the Company’s pre-tax earnings by $616 million and $1.3 billion, respectively, and decreased pre-tax income by $1 million in 2023.
Significant New or Amended Reinsurance Treaties
Effective August 1, 2025, the Company entered into a coinsurance and modified coinsurance agreement (the “VA Reinsurance Agreement”) with Corporate Solutions Life Reinsurance Company, an Iowa-domiciled insurance company (the “VA Reinsurer”). Under the terms of the VA Reinsurance Agreement, the Company will cede to the VA Reinsurer 100% of the applicable reinsured liabilities with respect to (i) in-force individual retirement variable annuity contracts issued prior to August 1, 2025, and (ii) new individual retirement variable annuity contracts issued beginning August 1, 2025. As of August 1, 2025, the Company transferred to the VA Reinsurer $1.9 billion of assets primarily consisting of bonds supporting the general account liabilities, net of a ceding commission. Additionally, $45.1 billion of separate account liabilities were ceded under the modco portion of the agreement.

The impact of the VA Reinsurance Agreement at inception on August 1, 2025 is below:
(in millions)
Increase (Decrease)

Summary of Operations
Premiums	$(49,557)
Commissions and expense allowances on reinsurance ceded	617
Reserve adjustments on reinsurance ceded	45,135
Total Revenue	(3,805)

Increase in aggregate reserves for life contracts	(4,330)
IMR ceded under reinsurance agreement	11
Net gain from operations before federal income taxes	514

Capital and Surplus Account
Change in surplus as a result of reinsurance	$1,923

59

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
In July 2024, the Company entered into a Variable Quota Share Coinsurance and Coinsurance with Funds Withheld Reinsurance Agreement, effective as of January 1, 2024, with Corebridge Bermuda. Under the agreement, the Company will cede to Corebridge Bermuda a variable quota share percentage of certain fixed indexed annuity and fixed annuity products issued subsequent to December 31, 2023. The agreement was accounted for on a prospective basis from January 1, 2024 and the impact of the agreement as of December 31, 2024 is below.

(in millions)
Increase (Decrease)

Summary of Operations
Premiums	$(9,327)
Commissions and expense allowances on reinsurance ceded	481
Total Revenue	(8,846)

Annuity benefits	(34)
Surrender benefits and withdrawals for life contracts	(69)
Change in reserves	(10,245)
Interest on funds withheld	266
Net gain from operations before federal income taxes	$1,236

Effective December 31, 2024, the Company entered into a combined coinsurance and coinsurance with funds withheld reinsurance agreement with Corebridge Bermuda. Under the agreement, the Company will cede to Corebridge Bermuda term life insurance policies written from January 1, 2020 to December 31, 2024 and certain structured settlement annuity contracts issued from April 1, 2012 to December 31, 2024. Additionally, the Company will cede newly issued term life insurance policies and certain structured settlement annuity contracts issued starting January 1, 2025. The impact of the agreement as of December 31, 2024 is below.

(in millions)
Increase (Decrease)

Summary of Operations
Premiums	$(688)
Commissions and expense allowances on reinsurance ceded	31
Total Revenue	(657)

Change in reserves	(687)
Net gain from operations before federal income taxes	$30

Capital and Surplus Account
Change in surplus as a result of reinsurance	$118

The Company has a reinsurance agreement with Hannover Life Reassurance Company of America (“Hannover”) effective July 1, 2016, as amended (the “A&R Treaty”), under which the Company cedes blocks of whole life, in-force term and guaranteed universal life business on a coinsurance with funds withheld basis, and certain current assumption universal life business on a yearly renewable term basis.
Effective March 31, 2023, the Company recaptured term life business issued from 2017 through 2019 that had previously been ceded to AGC Life on a coinsurance/modified coinsurance basis and concurrently amended the A&R Treaty with Hannover to add this in-force term life business on a coinsurance with funds withheld basis. The Company recognized the net benefit of the recapture and simultaneous cession as a direct credit to surplus of $93 million at March 31, 2023. This increase in surplus will be amortized to income over the life of the treaty.

60

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in millions)	March 31, 2023 Recapture from AGC Life	March 31, 2023 Cession to Hannover	Net Impact of Reinsurance
Increase (Decrease)

Summary Of Operations
Premiums	$1,538	$(1,738)	$(200)
Commissions on reinsurance ceded	(1,054)	1,054	—
Reserve adjustments on reinsurance ceded	(484)	—	(484)
Total revenue	$—	$(684)	$(684)

Increase in aggregate reserves for life contracts	$1,054	$(1,738)	$(684)
Federal income tax expense (benefit)	(221)	221	—
Net income	$(833)	$833	$—

Capital and Surplus Account
Change in surplus as a result of reinsurance	$—	$93	$93

Effective September 30, 2023, the Company recaptured universal life business issued from 2017 through 2019 that had previously been ceded to AGC Life on a coinsurance/modified coinsurance basis and concurrently amended the A&R Treaty with Hannover to add this in-force universal life business on a coinsurance with funds withheld basis. The Company recognized the net benefit of the recapture and simultaneous cession as a direct credit to surplus of $253 million at September 30, 2023. This increase in surplus will be amortized to income over the life of the treaty.

(in millions)	Sept 30, 2023 Recapture from AGC Life	Sept 30, 2023 Cession to Hannover	Net Impact of Reinsurance
Increase (Decrease)

Summary Of Operations
Premiums	$2,092	$(2,035)	$57
Commissions on reinsurance ceded	(939)	939	—
Reserve adjustments on reinsurance ceded	(1,153)	—	(1,153)
Total Revenue	$—	$(1,096)	$(1,096)

Increase in aggregate reserves for life contracts	$939	$(2,035)	$(1,096)
Federal income tax expense (benefit)	(197)	197	—
Net Income	$(742)	$742	$—

Capital and Surplus Account
Change in surplus as a result of reinsurance	$—	$253	$253

61

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The Company previously ceded term and universal life insurance business issued from January 1, 2020 to December 31, 2021 to AGC Life on a coinsurance/modified coinsurance basis. Effective October 1, 2023, AGL recaptured this business, resulting in a $66 million decrease in the Company’s net income.

(in millions)	Oct 1, 2023 Recapture from AGC Life
Increase (Decrease)
Summary Of Operations
Premiums	$129
Commissions on reinsurance ceded	(83)
Reserve adjustments on reinsurance ceded	(46)
Total Revenue	$—

Increase in aggregate reserves for life contracts	$83
Federal income tax expense (benefit)	(17)
Net Income	$(66)

15. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes
The Inflation Reduction Act of 2022 (H.R. 5376), (the “Inflation Reduction Act”) includes a 15% CAMT on adjusted financial statement income for corporations with average profits over $1 billion over a three-year period and a 1% stock buyback tax. In 2024, the U.S. Treasury and Internal Revenue Service (“IRS”) published proposed regulations with respect to the CAMT. On September 30, 2025, the IRS issued Notice 2025-46 and Notice 2025-49 which provide favorable interim guidance on tax consolidations. These Notices provide an option to calculate the Company’s CAMT liability based on the consolidated tax group while subject to the waiting period, as well as certain other matters that do not have a significant impact on the Company. The Company’s estimated CAMT liability will continue to be refined based on future guidance.

The AGC Life consolidated federal income tax return group, of which the Company is a member, has determined that as of the reporting date it is an applicable reporting entity for the CAMT.

The One Big Beautiful Bill Act (H.R. 1) (“OBBB”) was signed into law on July 4, 2025. The tax provisions of the OBBB are not expected to have a material impact on the Company’s financial results.

62

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2025			December 31, 2024			Change
(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$4,180	$876	$5,056	$3,703	$1,976	$5,679	$477	$(1,100)	$(623)
Statutory valuation allowance adjustment	—	232	232	—	159	159	—	73	73
Adjusted gross DTA	4,180	644	4,824	3,703	1,817	5,520	477	(1,173)	(696)
DTA non-admitted	2,513	644	3,157	2,286	1,817	4,103	227	(1,173)	(946)
Net admitted DTA	1,667	—	1,667	1,417	—	1,417	250	—	250
DTL	103	—	103	122	—	122	(19)	—	(19)
Total	$1,564	$—	$1,564	$1,295	$—	$1,295	$269	$—	$269
The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2025			December 31, 2024			Change
(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission calculation components
SSAP 101
Federal income taxes paid in prior years recoverable through loss carry backs	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	1,564	—	1,564	1,295	—	1,295	269	—	269
1. Adjusted gross DTA expected to be realized following the reporting date	1,564	—	1,564	1,295	—	1,295	269	—	269
2. Adjusted gross DTA allowed per limitation threshold	—	—	1,641	—	—	1,311	—	—	330
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	103	—	103	122	—	122	(19)	—	(19)
DTA admitted as the result of application of SSAP 101	$1,667	$—	$1,667	$1,417	$—	$1,417	$250	$—	$250
The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years Ended December 31,
($ in millions)	2025	2024
Ratio percentage used to determine recovery period and threshold limitation amount	764%	734%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$10,940	$8,738
The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.
The Company’s tax planning strategy does not include the use of reinsurance.
The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

63

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2025	2024	2023
Current income tax expense
Federal	$(306)	$451	$(52)
Foreign	—	—	—
Subtotal	(306)	451	(52)
Federal income tax on net capital gains (losses)	(87)	(260)	(170)
Federal income tax incurred	(393)	191	(222)

	Years Ended December 31,
(in millions)	2025	2024	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$1,741	$1,668	$73
Investments	580	184	396
Deferred acquisition costs	1,071	1,301	(230)
Fixed assets	466	411	55
Policyholder dividend accruals	3	4	(1)
Compensation and benefits accrual	17	39	(22)
Tax credit carryforward	—	—	—
Net operating loss carry-forward	70	1	69
Other (including items less than 5% of total ordinary tax assets)	232	95	137
Subtotal	4,180	3,703	477
Non-admitted	2,513	2,286	227
Admitted ordinary deferred tax assets	1,667	1,417	250
Capital:
Investments	424	1,708	(1,284)
Net capital loss carryforward	452	268	184
Subtotal	876	1,976	(1,100)
Statutory Valuation Allowance Adjustment	232	159	73
Non-admitted	644	1,817	(1,173)
Admitted capital deferred tax assets	—	—	—
Admitted deferred tax assets	1,667	1,417	250
Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	48	51	(3)
Policyholder reserves	2	15	(13)
Other (including items less than 5% of total ordinary tax liabilities)	53	56	(3)
Subtotal	103	122	(19)
Capital:
Other (including items less than 5% of total capital tax liabilities)	—	—	—
Subtotal	—	$—	$—
Deferred tax liabilities	103	122	(19)
Net deferred tax assets	$1,564	$1,295	269

64

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2025	2024	Change
Total adjusted deferred tax assets	$4,823	$5,520	$(697)
Total deferred tax liabilities	103	122	$(19)
Net adjusted deferred tax assets	$4,720	$5,398	$(678)
Tax effect of unrealized gains (losses)			233
Tax effect on balance sheet only movement			(161)
Change in net deferred income tax			(606)
The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2025		December 31, 2024		December 31, 2023
(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$(15)	$21.0%	$341	21.0%	$(16)	21.0%
Change in valuation adjustment	73	$(103.8)	(24)	(1.5)	(120)	154.8
Disregarded entities	(16)	$22.4	(3)	(0.2)	1	(1.2)
Amortization of interest maintenance reserve	(120)	$170.5	(183)	(11.3)	(82)	105.5
Surplus adjustments	380	$(540.2)	17	1.1	50	(65.0)
Dividend received deduction	(23)	$32.5	(22)	(1.4)	(26)	33.2
Prior year return true-ups and adjustments	(37)	$53.4	(89)	(5.5)	(84)	108.5
Other permanent adjustments	(13)	$19.2	(27)	(1.6)	(3)	3.8
Change in non-admitted assets	(12)	$17.0	43	2.8	10	(12.7)
LTIP shortfall deduction	(4)	$5.1	(3)	(0.2)	(8)	10.7
Statutory income tax expense (benefit)	$213	$(302.9)%	$50	3.2%	$(278)	358.6%

Federal income taxes incurred	$(393)	$558.5%	$191	11.8%	$(222)	286.4%
Change in net deferred income taxes	606	$(861.4)	(141)	(8.6)	(56)	72.2
Total statutory income taxes	$213	$(302.9)%	$50	3.2%	$(278)	358.6%
At December 31, 2025, the Company had no foreign tax credit carryforwards.
At December 31, 2025, the Company had U.S. federal operating loss carryforwards of $70 million generated in 2025 with unlimited carryforward periods.
At December 31, 2025, the Company has the following capital loss carryforwards (in millions).

Year Expires	Amount
2029	$268
2030	$184
Total	$452

At December 31, 2025, the Company had no alternative minimum tax credits.
At December 31, 2025, the Company had no general business credit carryforwards.
At December 31, 2025, the Company had no CAMT credits.

65

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital
2023	$—
2024	—
2025	—
Total	$—
In general, realization of DTAs depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $5.1 billion and concluded that $232 million valuation allowance was required at December 31, 2025. The Company had concluded that $159 million valuation allowance was required on the DTAs of $5.7 billion at December 31, 2024.
The Company had no deposits admitted under Internal Revenue Code Section 6603.
The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

	Years Ended December 31,
(in millions)	2025	2024
Gross unrecognized tax benefits at beginning of year	$—	$7
Increases in tax position for prior years	—	—
Decreases in tax position for prior years	—	(7)
Gross unrecognized tax benefits at end of year	$—	$—
At December 31, 2025 and 2024, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate was $0.2 million.
Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2025 and 2024, the Company had no accrued liabilities for the payment of interest (net of the federal benefit) and penalties. In 2025 and 2024, the Company did not recognize any expense of interest (net of the federal benefit) and penalties.
The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2025, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.
The Company is currently under IRS examinations for the taxable years 2011-2019 and engaging in the IRS Appeals process in regard to years 2007-2010. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2007-2024 remain subject to examination by major tax jurisdictions.
The Company is not subject to the repatriation transition tax for the year ended December 31, 2025.
The Company joined with AGC Life, VALIC, USL and Corebridge Bermuda in filing a consolidated life company federal income tax return.
The Company has a written agreement with AGC Life, under which each subsidiary agrees to pay the parent company an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. AGC Life agrees to pay each subsidiary for the

66

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.
The Company may be charged with a portion of CAMT incurred by the AGC Life consolidated group (or credited with a portion of the consolidated group’s CAMT credit utilization).
16. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2025, the Company exceeded RBC requirements that would require any regulatory action.
The Company is subject to the Texas Insurance Code (“TIC”), which imposes certain restrictions on shareholder dividends. Pursuant to TIC 823.107, the maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which can be paid by the Company without prior approval of the Texas Insurance Commissioner (the “Commissioner”), is the greater of (i) 10% of its policyholder surplus as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized gains), not including pro rata distributions of such insurance company’s own securities. The Company will be permitted to pay a dividend to its shareholder in excess of the greater of such two amounts (i.e., an extraordinary dividend) only if it files notice of the declaration of such an extraordinary dividend and the amount thereof with the Commissioner and the Commissioner either approves the distribution of the extraordinary dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (“unassigned funds (surplus)”) calculated as of the most recent financial information available would require the filing of a notice of an extraordinary dividend with the Commissioner.
The maximum amount, before considering the dividend test discussed below, that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to AGC Life (as immediate parent company), by the Company in 2026 is $1,250 million. The estimated ordinary dividend capacity of the Company is further limited by the fact that the dividend test under Texas insurance law is based on dividends previously paid over a rolling twelve-month period. Consequently, depending on the actual payment dates during 2026, some or all of the dividends estimated to be ordinary may require regulatory approval or non-disapproval. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

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AMERICAN GENERAL LIFE INSURANCE COMPANY
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Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2025, 2024 and 2023:

Date	Type	Cash or Non-cash	Amount (in millions)
2025
March 28, 2025	Ordinary	Cash	285
March 28, 2025	Extraordinary	Cash	102
June 23, 2025	Extraordinary	Cash	600
September 25, 2025	Ordinary	Cash	48
September 25, 2025	Extraordinary	Cash	1,272
December 22, 2025	Extraordinary	Cash	1,290

2024
June 26, 2024	Extraordinary	Cash	$200
September 23, 2024	Extraordinary	Cash	357
September 23, 2024	Ordinary	Cash	193
December 23, 2024	Extraordinary	Cash	408
December 23, 2024	Ordinary	Cash	142

2023
March 27, 2023	Ordinary	Cash	$500
June 20, 2023	Ordinary	Cash	500
September 19, 2023	Ordinary	Cash	500
December 20, 2023	Ordinary	Cash	481
December 20, 2023	Extraordinary	Cash	19
The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding at December 31, 2025.
The following table summarizes the Company's surplus notes issued and outstanding at December 31, 2025.

(in millions)

1	2	3	4	5	6	7	8
Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Is Surplus Note Holder a Related Party (Y/N)	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Unapproved Interest And/Or Principal
1	10/28/2024	5.725%	$500	YES	$500	$500	$—

1	9	10	11	12	13	14
Item Number	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Current Year Interest Offset Percentage (not including amounts paid to a 3rd party liquidity provider)	Current Year Principal paid	Life-To-Date Principal Paid	Date To Maturity
1	$29	$34	$—	$—	$—	10/28/2027

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

1	15	16	17	18	19
Item Number	Are Surplus Note Payments contractually Linked? (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note? (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note? (Y/N)	Is Asset Issuer a Related Party( Y/N)	Type of Assets Received Upon Issuance
1	NO	NO	NO	YES	N/A

1	20	21	22
Item Number	Principal Amount of Amounts Received under Issuance	Book/Adjusted Carry Value of Asset	Is Liquidity Source a Related Party to the Surplus Note Issuer? (Y/N)
1	N/A	N/A	NO

On October 28, 2024, the Company and its affiliate, USL, executed a Surplus Note Agreement, the form of which was previously approved by the TDI, pursuant to which USL purchased a $500 million surplus note issued by the Company with cash. The surplus note pays interest of 5.725% per annum and has a maturity date of October 28, 2027.
The surplus notes are subordinate in right of payment to the claims of policyholders, claimants and beneficiaries and to all other classes of creditors.

17. RETIREMENT AND SHARE-BASED AND DEFERRED COMPENSATION

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.
Employee Retirement and Postretirement Benefit Plans
Corebridge provides post-employment medical and life benefits for certain retired employees. The Company receives an allocation of the Company’s share of expenses based on estimated claims less contributions from participants.

The following table presents information about employee-related costs (expense credits):

	Years Ended December 31,
(in millions)	2025	2024	2023
Defined benefit plans	$—	$—	$7
Postretirement medical and life insurance plans	1	—	—
Total	$1	$—	$7
Defined Contribution Plan
The Company’s employees participate in the Corebridge Financial Inc. Retirement Savings 401(k) Plan (“401(k) plan”), a qualified defined contribution plan that provides for pre-tax salary contributions by its US employees, as well as an employer contribution. The 401(k) plan provides pre-tax salary reduction contributions by its U.S. employees. Employer matching contributions of 100 percent are made on the first six percent of participant contributions, subject to IRS-imposed limitations, and an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations. The Company’s pre-tax expense associated with this plan was $27 million, $26 million and $23 million in 2025, 2024 and 2023, respectively.

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Share-based and Deferred Compensation Plans
The Company’s employees participate in several stock compensation programs under the Corebridge Financial, Inc. Long-term Incentive Plan (each as applicable, the “LTIP”), which are governed by the Corebridge Financial, Inc. 2022 Omnibus Incentive Plan, as amended and restated on February 16, 2023, (the “2022 Plan”, together with the LTIP, the “Corebridge Plans”). Corebridge’s LTIP provides for an annual award to certain employees, including senior executive officers and other highly compensated employees, that may comprise a combination of one or more of the following units: performance share units (“PSUs”), restricted stock units (“RSUs”) or stock options.PSUs are earned based on Corebridge achieving specified performance goals at the end of a three-year performance period. RSUs and stock options are earned based solely on continued service by the participant and vesting occurs in three equal installments on the first, second and third anniversaries of the grant date.
The Company recognized compensation expenses of $33 million, $26 million and $23 million for the years ending December 31, 2025, 2024 and 2023, respectively, on the grant date of the awards.
18. DEBT

The Company is a member of the Federal Home Loan Bank (“FHLB”) of Dallas. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.
Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws.
The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed. The Company’s net borrowing capacity at December 31, 2025 is $3.9 billion.
The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

	December 31,
(in millions)	2025	2024
Membership stock - Class B	$7	$7
Activity stock	181	181
Excess stock	32	20
Total	$220	$208

Actual or estimated borrowing capacity as determined by the insurer	$8,325	$6,132
The Company did not hold any Class A at December 31, 2025 or 2024.
The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2025		December 31, 2024
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$9,568	$9,274	$6,649	$5,939

Maximum amount pledged during reporting period	9,568	9,274	6,893	6,211
The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2025	2024
Amount outstanding	$4,423	$4,423
Maximum amount borrowed during reporting period	$4,423	$4,475
While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2025 or 2024.
The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts
10-year floating rate	February 15, 2018	$1,148
10-year floating rate	February 15, 2018	1,277
10-year floating rate	February 15, 2018	175
10-year floating rate	February 6, 2018	87
10-year floating rate	January 25, 2018	31
10-year floating rate	January 31, 2017	67
10-year floating rate	January 12, 2017	57
10-year floating rate	June 14, 2016	254
5-year fixed rate	August 25, 2022	300
5-year fixed rate	March 01, 2023	506
5-year fixed rate	September 12, 2023	521

19. COMMITMENTS AND CONTINGENCIES

Commitments
The Company had commitments to provide funding to various limited partnerships totaling $2.9 billion at December 31, 2025 and $2.4 billion at December 31, 2024. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund.
At December 31, 2025 and 2024, the Company had $1.7 billion and $2.1 billion, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans.
The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2025, the future minimum lease payments under the operating leases are as follows:

(in millions)
2026	$13
2027	10
2028	10
2029	8
2030	8
Thereafter	40
Total	$89
Rent expense was $12 million, $16 million and $15 million in 2025, 2024 and 2023, respectively.

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Contingencies
Legal Matters
The Company continues to defend against Moriarty v. American General Life Insurance Co. (S.D. Cal.), a putative class action involving Sections 10113.71 and 10113.72 of the California Insurance Code, which was instituted against the Company on July 18, 2017 in state court. The Company removed the matter to federal court on August 23, 2017. In general, those statutes require that for life-insurance policies issued and delivered in California: (1) the policy must contain a 60-day grace period following non-payment of premium during which the policy remains in force; (2) the insurer must provide a 30-day pre-lapse notice; and (3) the insurer must notify policy owners of the right to designate a secondary recipient for lapse notices. The plaintiff contends the Company did not comply with these requirements for a policy issued before these statutes went into effect. The plaintiff seeks damages and other relief. The Company asserts various defenses to the plaintiff’s claims and to class certification. In 2022, the District Court held that a trial was necessary to determine whether the Company was liable on the plaintiff’s breach of contract claim. Also in 2022, the District Court denied class certification and granted partial summary judgment for the Company on the plaintiff’s claim for breach of the implied covenant of good faith and fair dealing. In 2023, the case was reassigned to a new judge, who remanded the plaintiff’s claim for injunctive relief under California’s Unfair Competition Law (UCL) back to state court, and that action has been stayed ever since. The judge also granted the plaintiff’s motion for summary judgment on the plaintiff’s breach of contract claim and decided that good cause existed to allow the plaintiff to file a third motion for class certification. The Company appealed the 2023 summary-judgment decision to the Ninth Circuit.

While the Moriarty appeal was pending, the Ninth Circuit issued a published decision in Small v. Allianz Life Insurance Co. of North America, a related case presenting a substantially identical issue. The Ninth Circuit’s decision in Small squarely rejected the theory that the plaintiffs had advanced in that case and in Moriarty and embraced the argument, made by insurers, that any policyholder or beneficiary suing based on alleged breaches of Sections 10113.71 and 10113.72 must prove that the breaches actually caused them harm, for instance by resulting in missed payments or the lapse of the policy. On March 4, 2025, the panel in Moriarty issued a memorandum disposition without hearing oral argument, vacating the District Court’s 2023 summary-judgment order and remanding for further proceedings. The panel’s short opinion principally relies on the Ninth Circuit’s decision in Small. The Moriarty panel also denied the plaintiff’s request to certify a question to the California Supreme Court. In both Small and Moriarty, the Ninth Circuit denied the plaintiffs’ petitions for rehearing, and the U.S. Supreme Court denied the plaintiffs’ petition for a writ of certiorari on June 30, 2025. The Moriarty case thus returned to the District Court.

After returning to the District Court, the District Court entered an order on September 3, 2025, remanding the plaintiff’s claim for restitution under the UCL to state court. As a result, the plaintiff’s UCL claim is fully in state court and still subject to a stay pending resolution of the federal case. The plaintiff subsequently moved to lift the stay in state court, but the state court denied that motion on December 12, 2025. The plaintiff also moved to give notice to former putative class members of the denial of class certification; that motion was denied by the District Court on December 18, 2025.

On January 12, 2026, a jury trial began in the District Court on the plaintiff’s individual breach of contract claim. The jury rendered a verdict for the plaintiff on January 13, 2026, and the District Court is expected to enter a final judgment awarding the plaintiff the benefits of the policy (approximately $1 million), plus interest. The Company is evaluating its options for post-trial motions and/or another appeal to the Ninth Circuit. The plaintiff may move to lift the stay of state-court proceedings under the UCL upon the resolution of the federal case.

The Company is also defending other actions in California involving similar issues. Gevorgyan v. American General Life Insurance Co. (C.D. Cal.) was filed in state court on January 17, 2025, and removed to federal court on March 27, 2025. Delgado v. American General Life Insurance Co. (C.D. Cal.) was filed in federal court on March 7, 2025. Rocklage v. American General Life Insurance Co. (N.D. Cal.) was filed in state court on April 21, 2025 and removed to federal court on May 30, 2025. Eisenberg v. American General Life Insurance Co. (C.D. Cal.) was filed in state court on September 2, 2025, and removed to federal court on November 14, 2025. People of the State of California v. American General Life Insurance Co., et al. (Cal. Superior Court, San Diego County) was filed on October 17, 2024, against the Company, Lincoln Benefit Life Co., Everlake Life Insurance Co., and Transamerica Life Insurance Co., seeking civil penalties and equitable relief under California Business & Professions Code §§ 17200 et seq. On January 27, 2025, the Company filed a demurrer to the complaint. That demurrer was heard on July 10, 2025. The trial court sustained the Company’s demurrer as to misjoinder on August 25, 2025, but granted leave to amend. The plaintiff filed an Amended Complaint on September 11, 2025, and the Company filed an answer to that pleading on October 14, 2025.

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
These cases are in the early stages, and the Company expects their progress will be influenced by future developments in Moriarty and cases against other insurers involving the same insurance statutes. The Company has accrued its current estimate of probable loss with respect to these litigation matters.
Various other lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.
Regulatory Matters
Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.
Other Contingencies
All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments (“GFA”) when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future GFA, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.
The Company accrued $35 million and $39 million for GFA at December 31, 2025 and 2024, respectively. The Company has recorded receivables of $73 million and $73 million at December 31, 2025 and 2024, respectively, for expected recoveries against the payment of future premium taxes.
During 1997 and 1998, the Company participated in a workers’ compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers’ compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year. There were no reinsurance recoverables on claim liabilities and reserves included in these financial statements related to the workers’ compensation business at both December 31, 2025 and 2024. While not included in these statutory financial statements, the Company is contingently liable for losses incurred by its 50 percent pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.
At December 31, 2025 and 2024, the Company had admitted assets of $13 million and $49 million, respectively, in premiums receivable due from policyholders (or agents). The Company routinely evaluates the collectability of these receivables. Based upon Company experience, the potential for any loss is not believed to be material to the Company’s financial condition.
The Company did not receive any business interruption insurance recoveries during the periods covered by this report.

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
20. RELATED PARTY TRANSACTIONS

Affiliate Transactions
Corebridge Life Holdings has issued promissory notes to the Company in exchange for cash. The promissory notes were supported by guarantees issued by Corebridge for the benefit of the Company. The TDI issued letters allowing the Company to record the total amounts due under the promissory notes as admitted assets subject to certain conditions and in accordance with applicable provisions of SSAP No. 25. Details of the promissory notes are as follows.

Effective Date	Maturity Date	Interest Rate	Amount
January 2, 2024	January 2, 2029	5.314%	$200,000,000
January 2, 2025	January 2, 2030	5.178%	150,000,000
March 14, 2025	March 14, 2032	5.350%	250,000,000
October 17, 2025	October 17, 2035	5.140%	200,000,000
On October 28, 2024, the Company and its affiliate, USL, executed a Surplus Note Agreement, the form of which was previously approved by the TDI, pursuant to which USL purchased a $500 million surplus note issued by the Company. The surplus note pays interest of 5.725% per annum and has a maturity date of October 28, 2027.
See Note 14 for details of affiliate reinsurance transactions.
During the year ended December 31, 2025, the Company purchased and sold securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business.
In 2018, AGLIC Investments Bermuda Limited, a Bermuda corporation (“AGLIC Bermuda”) was formed by the Company as an investment subsidiary under Texas Insurance Code Section 823.255. The Company made capital contributions of $2 million and $11 million in 2024 and 2023, respectively. AGLIC Bermuda made distributions to the Company of $0 million in 2024 and $738 million in 2023. Effective May 10, 2024, AGLIC Bermuda was dissolved.
At December 31, 2025, the Company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, US Fund V, Europe Fund I and Europe Fund II (which are managed by an affiliate) were approximately $84.3 million, $71.2 million, $48.0 million, $67.7 million, $175 million, $52.5 million and $46.3 million respectively.
At December 31, 2024, the Company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, Europe Fund I and Europe Fund II (which are managed by an affiliate) were approximately $86.4 million, $71.2 million, $61.3 million, $105.6 million, $48.9 million and $55.9 million respectively.
Financing Agreements
The Company and certain of its affiliates have a revolving loan facility with Corebridge, pursuant to which the Company and each such affiliate can, on a several basis, borrow monies from Corebridge (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million.
At both December 31, 2025 and 2024, the Company did not have a balance outstanding under this facility.
Cut-Through Agreement
The Company and Corebridge Bermuda entered into a Cut-through Agreement in which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event Corebridge Bermuda becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by Corebridge Bermuda. The Cut-through Agreement was approved by the TDI. The amount of the retained liability on Corebridge Bermuda’s books related to this agreement was approximately $245 thousand and $280 thousand for the years ending December 31, 2025 and 2024, respectively. The Company believes the probability of loss under this agreement is remote. No liability has been recognized in relation to this guarantee due to immateriality.

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Investments in Subsidiary, Controlled and Affiliated Entities
The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2025:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing
AGL LOAN INVESTMENTS CORPORATION	25	—	25	NA
AGL Alternative Holdings, LLC	770	—	770	NA
Freshwater RTC Holdings LLC	—	—	—	NA
SA Affordable Housing LLC	65	—	65	NA
SunAmerica Asset Management LLC	24	—	24	NA
Corebridge Commercial Real Estate Lending Holdings, LLC	—	—	—	NA
Kite Stratford Owner, LLC	25	—	25	NA
Corebridge U.S. Real Estate Fund V (A), LP	(2)	—	(2)	NA
GRE LB Industrial Joint Venture II, LP	29	—	29	NA
Corebridge Europe Real Estate Fund II LR Feeder, LLC	134	—	134	NA
Bayshore PII Company LLC	9	—	9	NA
Corebridge U.S. Real Estate Fund IV Development Sidecar LP	66	—	66	NA
Corebridge U.S. Real Estate Fund III, LP	78	—	78	NA
Corebridge U.S. Real Estate Fund IV, LP	167	—	167	NA
Corebridge Europe Real Estate Fund I S.C.SP	12	—	12	NA
Bayshore Shopping Center JV LLC	12	—	12	NA
Corebridge U.S. Real Estate Fund II, LP	52	—	52	NA
Corebridge REI LB Southeast Industrial Joint Venture, LP.	71	—	71	NA
Corebridge U.S. Real Estate Fund I, LP	(30)	—	(30)	NA
Branch Retail Partners II, LP.	(2)	—	(2)	NA
Corebridge Bartlett Investor II LLC.	1	—	1	NA
Corebridge Papermill Investor II LLC.	1	—	1	NA
Corebridge U.S. LT Apartments JV, LP.	29	—	29	NA
COREBRIDGE DIRECT - SER B	3	3	—	NA
COREBRIDGE DIRECT - SER A	3	3	—	NA
COREBRIDGE DIRECT - NON VOTING	1	1	—	NA
AMERICAN GEN ANN SVC CORP	—	—	—	NA
UG Corp COM	—	—	—	NA
Total	$1,543	$7	$1,536

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2024:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing
AGL Loan Investments Corporation	$24	$—	$24	NA
Corebridge Direct - SER B	2	2	—	NA
Corebridge Direct - SER A	2	2	—	NA
Corebridge Direct - Non Voting	1	1	—	NA
American Gen Annuity Svc Corp	—	—	—	NA
UG Corp Com	—	—	—	NA
AGL Alternative Holdings, LLC	266	—	266	NA
Freshwater RTC Holdings LLC	(2)	—	(2)	NA
SA Affordable Housing LLC	220	—	220	NA
SunAmerica Asset Management LLC	21	—	21	NA
Corebridge Commercial Real Estate Lending Holdings, LLC	—	—	—	NA
SunAmerica Investors 3, LP (Whitehouse Hotel LP)	65	—	65	NA
Kite Stratford Owner, LLC	32	—	32	NA
GRE LB Industrial Joint Venture II, LP	32	—	32	NA
Corebridge Europe Real Estate Fund II LR Feeder, LLC	108	—	108	NA
Bayshore PII Company LLC	10	—	10	NA
Corebridge U.S. Real Estate Fund IV Development Sidecar LP	61	—	61	NA
Corebridge U.S. Real Estate Fund III, LP	104	—	104	NA
Corebridge U.S. Real Estate Fund IV, LP	190	—	190	NA
Touchdown MGP, LLC (Varagon Wildfire Direct Management MGP, LLC)	—	—	—	NA
Corebridge Europe Real Estate Fund I S.C.SP	11	—	11	NA
Bayshore Shopping Center JV LLC	21	—	21	NA
Corebridge U.S. Real Estate Fund II, LP	74	—	74	NA
Corebridge REI LB Southeast Industrial Joint Venture, LP.	70	—	70	NA
Corebridge U.S. Real Estate Fund I, LP	(26)	—	(26)	NA
Branch Retail Partners II, LP	(3)	—	(3)	NA
Corebridge Bartlett Investor II LLC	1	—	1	NA
Corebridge Papermill Investor II LLC	1	—	1	NA
Corebridge U.S. LT Apartments JV, LP	29	—	29	NA
Total	$1,314	$5	$1,309

Operating Agreements
The Company had investments in a Liquidity Pool in which funds were managed by an affiliate, Corebridge Institutional Investments, LLC (formerly known as AIG Asset Management (U.S.), LLC), in the amount of $856 million at December 31, 2023.
Pursuant to service and expense agreements, Corebridge and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to Corebridge or the affiliate providing the

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
service. The Company was charged $39 million, $44 million and $48 million under such agreements in 2025, 2024 and 2023, respectively.
Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $129 million in 2025, $110 million in 2024 and $119 million in 2023.
The majority of the Company’s Swap agreements are entered into with an affiliated counterparty, Corebridge Markets, Inc. (See Note 7).
American Home and National Union Guarantees
The Company has a General Guarantee Agreement with American Home Assurance Company (“American Home”), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies the Company issued between March 3, 2003 and December 29, 2006.
The Company, as successor-in-interest to American General Life and Accident Insurance Company (“AGLA”) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.
The Company, as successor-in-interest to SunAmerica Annuity and Life Assurance Company (“SAAL”) and SunAmerica Life Insurance Company (“SALIC”) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.
The Company, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (“AIG Life”), has a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (“National Union”), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life Holding, Inc. between July 13, 1998 and April 30, 2010.
Other
The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurance companies that are subsidiaries of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant.
21. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through March 20, 2026, the date the financial statements were issued.
On January 1, 2026, the Company sold all of the outstanding membership interests in SunAmerica Asset Management, LLC (“SAAMCo”) to Venerable Holdings, Inc., a Delaware corporation (“Venerable”). Immediately prior to the SAAMCo sale closing, 100% of the shares of its subsidiary Corebridge Capital Services, Inc. were transferred to the Company.

77

Supplemental Information

The accompanying supplemental schedules and interrogatories present selected statutory financial data as of December 31, 2025 and for the year then ended for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual. They agree to or are included in the amounts reported in the Company’s 2025
Statutory Annual Statement as filed with the Texas Department of Insurance. Captions not presented as not applicable to the Company.

78

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

(in millions)	December 31, 2025
Investment income earned:
Government bonds	$16
Other bonds (unaffiliated)	6,524
Bonds of affiliates	30
Preferred stocks (unaffiliated)	10
Common stocks (unaffiliated)	12
Common stocks of affiliates	4
Cash and short-term investments	97
Mortgage loans	2,067
Real estate	15
Contract loans	67
Other invested assets	427
Derivative instruments	(607)
Miscellaneous income	9
Gross investment income	$8,671

Real estate owned - book value less encumbrances	$85

Mortgage loans - book value:
Commercial mortgages	$25,795
Residential mortgages	11,082
Mezzanine loans	952
Farm Loans	486
Total mortgage loans	$38,315

Mortgage loans by standing - book value:
Good standing	$37,242
Good standing with restructured terms	593
Greater than 90 days delinquent	—
Interest overdue more than 90 days, not in foreclosure	34
Foreclosure in process	88
Total mortgage loans	$37,957

Partnerships - statement value	$6,965

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$800
Common stocks	2,584

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$6,293
Over 1 year through 5 years	34,639
Over 5 years through 10 years	33,343
Over 10 years through 20 years	23,416
Over 20 years	25,410
Total maturity	$123,101

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$70,073
Class 2	46,876
Class 3	3,528
Class 4	2,062
Class 5	437
Class 6	125
Total by class	$123,101

Total bonds, short-term and cash equivalent bond investments publicly traded	43,722
Total bonds, short-term and cash equivalent bond investments privately traded	79,379

Preferred stocks - statement value	$280
Common stocks - market value	2,802
Short-term investments - book value	27
Cash equivalents - book value	432
Options, caps and floors owned - statement value	3,136
Collar, swap and forward agreements open - statement value	(733)
Futures contracts open - current value	(6)
Cash on deposit	552

79

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA - (Continued)

(in millions)	December 31, 2025
Life insurance in-force:
Industrial	$662
Ordinary	92,268
Credit	—
Group	4,321

Amount of accidental death insurance in-force under ordinary policies	4,271

Life insurance policies with disability provisions in-force:
Industrial	190
Ordinary	35,491
Group life	29

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	425
Income payable	217

Ordinary - involving life contingencies:
Amount on deposit	364
Income payable	80

Group - not involving life contingencies:
Amount on deposit	—

Annuities:
Ordinary:
Immediate - amount of income payable	$1,450
Deferred, fully paid - account balance	89,238
Deferred, not fully paid - account balance	39,229

Group:
Amount of income payable	766
Fully paid - account balance	554
Not fully paid - account balance	14,788

Accident and health insurance - premiums in-force:
Other	$54
Group	—
Credit	—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$17,185
Dividend accumulations - account balance	453

Claim payments in 2025
Group accident & health:
2025	$—
2024	—
2023	3
2022	—
2021	—
Prior	178

Other accident & health:
2025	9
2024	1
2023	14
2022	1
2021	(79)
Prior	348

80

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
DECEMBER 31, 2025
(in millions)

1. The Company’s total admitted assets as of December 31, 2025 are $270.0 billion.
The Company’s total admitted assets, excluding separate accounts, as of December 31, 2025 are $186.8 billion.
2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Carlyle Group	OIA	$1,465	0.80%
b.	Senior Direct Lending Program LLC	BONDS	1,143	0.60
c.	Corebridge Global Real Estate Investment Corp	OIA	622	0.30
d.	Rogers Communications, Inc.	BONDS	539	0.30
e.	Exelon Corporation	BONDS	519	0.30
f.	BLACKSTONE GROUP	OIA	476	0.30
g.	Southern Company	BONDS	471	0.30
h.	Duke Energy Corporation	BONDS	419	0.20
i.	Sempra Energy	BONDS	417	0.20
j.	Cliffwater Corporate Lending Fund	BONDS	411	0.20
3. The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$70,073	37.50%	P/RP - 1	$270	0.10%
NAIC - 2	46,876	25.10	P/RP - 2	4	—
NAIC - 3	3,528	1.90	P/RP - 3	5	—
NAIC - 4	2,062	1.10	P/RP - 4	—	—
NAIC - 5	437	0.20	P/RP - 5	1	—
NAIC - 6	126	0.10	P/RP - 6	—	—
4. Assets held in foreign investments:

		Amount	Percentage of Total Admitted Assets
a.	Total admitted assets held in foreign investments	$32,498	17.40%
b.	Foreign currency denominated investments	16,576	8.90
c.	Insurance liabilities denominated in that same foreign currency	—	—
5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$30,330	16.20%
b.	Countries rated NAIC - 2	1,652	0.90
c.	Countries rated NAIC - 3 or below	516	0.30

81

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)
DECEMBER 31, 2025
(in millions)

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$8,718	4.70%
	Country 2: Cayman Islands	3,413	1.80
b.	Countries rated NAIC - 2
	Country 1: Mexico	512	0.30
	Country 2: Indonesia	209	0.10
c.	Countries rated NAIC - 3 or below
	Country 1: Colombia	156	0.10
	Country 2: Dominican Republic	76	—
7. Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$16,576	8.90%
8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$16,552	8.90%
b.	Countries rated NAIC - 2	22	—
c.	Countries rated NAIC - 3 or below	2	—
9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$6,734	3.60%
	Country 2: Ireland	2,744	1.50
b.	Countries rated NAIC - 2
	Country 1: Italy	19	—
	Country 2: Peru	3	—
c.	Countries rated NAIC - 3 or below
	Country 1: Brazil	2	—
	Country 2:	—	—

82

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)
DECEMBER 31, 2025
(in millions)

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets
a.	Scotland Gas Networks, plc	NAIC 1 - Bonds	$305	0.20%
b.	5555267	MORTGAGE LOAN	295	0.20
c.	Carlyle Group	Other invested Assest	285	0.20
d.	5555184	MORTGAGE LOAN	269	0.10
e.	EnBW Energie Baden-Wuerttemberg AG	NAIC 1 - Bonds	260	0.10
f.	HSBC Holdings plc	NAIC 1 - Bonds	243	0.10
g.	Greensaif Pipelines Bidco Sarl	NAIC 1 - Bonds	243	0.10
h.	Silver (BREDS)	Other invested Assest	242	0.10
i.	5555187	MORTGAGE LOAN	235	0.10
j.	5555261	MORTGAGE LOAN	235	0.10
11. Assets held in Canadian investments are less than 2.5 percent of the reporting entity’s total admitted assets.
12. Assets held in contractual sales restrictions :

		Amount	Percentage of Total Admitted Assets
Aggregate statement value of investments with contractual sales restrictions		$7,632	4.10%

Largest investment with contractual sales restrictions
a.	COMCAST CORPORATION	$164	0.10
b.	MORGAN STANLEY	133	0.10
c.	PEPSICO, INC.	118	0.10

13. The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	Carlyle Group	$1,218	0.70%
b.	Federal Home Loan Banks	220	0.10
c.	GENERAL ATLANTIC	196	0.10
d.	THOMA BRAVO LLC	142	0.10
e.	BLACKSTONE GROUP	132	0.10
f.	LS Power Equity Partners	111	0.10
g.	TEACHERS INSURANCE AND ANNUITY	107	0.10
h.	CBPE Capital	100	0.10
i.	Inflexion Private Equity Partners LLP	100	0.10
j.	Nationwide Mutual Insurance Co	97	0.10

83

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)
DECEMBER 31, 2025
(in millions)

14. Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets
Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$1,365	0.70%

Largest three investments held in nonaffiliated, privately placed equities:
a.	Carlyle Alternative Opportunities Fund L.P.	$328	0.20
b.	Federal Home Loan Bank of Dallas	220	0.10
c.	Carlyle Partners VIII L.P.	180	0.10

Ten largest fund managers:

Fund Manager		Total Invested	Diversified	Non- diversified
a.	Carlyle Group	$1,465	$1,465	$—
b.	Corebridge Global Real Estate Investment Corp	622	—	622
c.	BLACKSTONE GROUP	476	476	—
d.	GENERAL ATLANTIC	196	196	—
e.	THOMA BRAVO LLC	142	142	—
f.	LS Power Equity Partners	111	111	—
g.	TEACHERS INSURANCE AND ANNUITY	107	107	—
h.	CBPE Capital	100	100	—
i.	Inflexion Private Equity Partners LLP	100	100	—
j.	Nationwide Mutual Insurance Co	97	97	—
15. Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.
16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets
a.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	$366	0.20%
b.	Agricultural Mortgage-STAT Farm Mortgage, Loan No. 5555275, GBR	332	0.20
c.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555267, ESP	295	0.20
d.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002930, CA	272	0.10
e.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555184, GBR	269	0.10
f.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002781, MA	249	0.10
g.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002954, NY	247	0.10
h.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555187, GBR	235	0.10
i.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555261, NLD	235	0.10
j.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555164, GBR	223	0.10

84

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)
DECEMBER 31, 2025
(in millions)

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
a.	Construction loans	$699	0.40%
b.	Mortgage loans over 90 days past due	185	0.10
c.	Mortgage loans in the process of foreclosure	295	0.20
d.	Mortgage loans foreclosed	—	—
e.	Restructured mortgage loans	593	0.30
17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan-to-Value		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	above 95%	$60	—%	$908	0.50%	$—	—%
b.	91% to 95%	60	—	128	0.10	—	—
c.	81% to 90%	838	0.40	966	0.50	—	—
d.	71% to 80%	3,133	1.70	2,457	1.30	—	—
e.	below 70%	6,991	3.70	22,289	11.90	485	0.30
18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.
19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.
20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

				Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount

a.	Securities lending (do not include assets held as collateral for such transactions)	$3,857	2.10%	$3,499	$3,235	$3,353
b.	Repurchase agreements	1,135	0.60	411	142	459
c.	Reverse repurchase agreements	—	—	70	50	—
d.	Dollar repurchase agreements	—	—	—	—	—
e.	Dollar reverse repurchase agreements	—	—	—	—	—

85

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)
DECEMBER 31, 2025
(in millions)

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	Hedging	$—	—%	$—	—%
b.	Income generation	—	—	—	—
c.	Other	—	—	—	—
22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

				Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$752	0.40%	$824	$913	$754
b.	Income generation	—	—	—	—	—
c.	Replications	—	—	4,590	3,520	3,520
d.	Other	—	—	—	—	—
23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$55	—%	$152	$193	$48
b.	Income generation	—	—	—	—	—
c.	Replications	—	—	—	—	—
d.	Other	—	—	—	—	—

86

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE
DECEMBER 31, 2025

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Issuer credit obligations
U.S. government obligations	$1,248	0.7	$1,248	$—	$1,248	0.7%
Other U.S. government obligations	88	0.1	88	—	88	0.1
Non-U.S. sovereign jurisdiction securities	1,494	0.8	1,494	—	1,494	0.8
Municipal bonds - general obligations (direct & guaranteed)	313	0.2	313	—	313	0.2
Municipal bonds - special revenue	1,927	1.1	1,927	—	1,927	1.1
Project finance bonds issued by operating entities	5,457	3.1	5,457	—	5,457	3.1
Corporate bonds	54,192	30.5	54,192	—	54,192	30.5
Mandatory convertible bonds	—	—	—	—	—	—
Single entity backed obligations	2,074	1.2	2,074	—	2,074	1.2
SVO-Identified bond exchange traded funds - fair value	—	—	—	—	—	—
SVO-Identified bond exchange traded funds - systematic value	—	—	—	—	—	—
Bonds issued by funds representing operating entities	9,431	5.3	9,431	—	9,431	5.3
Bank loans - issued	—	—	—	—	—	—
Bank loans - acquired	3,436	1.9	3,436	—	3,436	1.9
Mortgages loans that qualify as SVO-Identified credit tenant loans	10	—	10	—	10	—
Certificates of deposit	—	—	—	—	—	—
Other issuer credit obligations	2	—	2	—	2	—
Total issuer credit obligations	$79,672	44.9	$79,672	$—	$79,672	44.9
Asset-backed securities
Financial asset-backed securities - self-liquidating	29,479	16.6	29,479	—	29,479	16.6
Financial asset-backed securities - not self-liquidating	1,122	0.6	1,122	—	1,122	0.6
Non-financial asset-backed securities	12,801	7.2	12,801	—	12,801	7.2
Total asset-backed securities	43,402	24.4	43,402	—	43,402	24.4
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$280	0.2	$280	$—	$280	0.2
Parent, subsidiaries and affiliates	—	—	—	$—	—	—
Total preferred stocks	$280	0.2	$280	$—	$280	0.2
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$—	—	$—	$—	$—	—
Industrial and miscellaneous Other (Unaffiliated)	225	0.1	225	—	225	0.1
Parent, subsidiaries and affiliates Publicly traded	—	—	—	—	—	—
Parent, subsidiaries and affiliates Other	2,584	1.5	2,577	—	2,577	1.5
Mutual funds	—	—	—	—	—	—
Unit investment trusts	—	—	—	—	—	—
Closed-end funds	—	—	—	—	—	—
Exchange traded funds	—	—	—	—	—	—
Total common stocks	$2,809	1.6	$2,802	$—	$2,802	1.6
Mortgage loans:
Farm mortgages	$486	0.3	$486	$—	$486	0.3
Residential mortgages	11,082	6.2	11,082	$—	11,082	6.2
Commercial mortgages	25,795	14.5	25,795	$—	25,795	14.5
Mezzanine real estate loans	952	0.5	952	$—	952	0.5
Total valuation allowance	(361)	(0.2)	(361)	$—	(361)	(0.2)
Total mortgage loans	$37,954	21.3	$37,954	$—	$37,954	21.3
Real estate:
Properties occupied by company	$—	—	$—	$—	$—	—
Properties held for production of income	67	—	67	$—	67	—
Properties held for sale	18	—	18	$—	18	—
Total real estate	$85	—	$85	$—	$85	—

87

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE
DECEMBER 31, 2025

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Cash, cash equivalents and short-term investments:
Cash	$552	0.3	$552	$—	$552	0.3
Cash equivalents	432	0.2	432	$—	432	0.2
Short-term investments	27	—	27	$—	27	—
Total cash, cash equivalents and short-term investments	1,011	0.5	1,011	$—	1,011	0.5
Contract loans	1,164	0.6	1,141	$—	1,141	0.6
Derivatives	2,797	1.6	2,797	$—	2,797	1.6
Other invested assets	6,887	3.9	6,887	$—	6,887	3.9
Receivables for securities	78	—	78	$—	78	—
Securities Lending	—	—	—	$—	—	—
Derivative cash collateral and deferred asset for SSAP 108	1,758	1.0	1,758	$—	1,758	1.0
Total invested assets	$177,897	100.0	$177,867	$—	$177,867	100.0%

88

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
December 31, 2025
The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.
1.    Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?
Yes [ ] No [ X ]
If yes, indicate the number of reinsurance contracts to which such provisions apply:    __________
If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.
Yes [ ] No [ ] N/A [ X ]
2.    Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?
Yes [ ] No [ X ]
If yes, indicate the number of reinsurance contracts to which such provisions apply:    __________
If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.
Yes [ ] No [ ] N/A [ X ]
3.    Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:
(a)    Provisions that permit the reporting of losses to be made less frequently than quarterly;
(b)    Provisions that permit settlements to be made less frequently than quarterly;
(c)    Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
(d)    The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.
Yes [ ] No [ X ]
4.    Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes [ ] No [ X ]		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ ] No [ X ]		N/A

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AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES - (continued)
December 31, 2025
5.    Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:
(a)    Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or
Yes [ ] No [ X ] N/A [ ]
(b)    Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?
Yes [ ] No [ X ] N/A [ ]
If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:
________________________________________________________________________________

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